As filed with the Securities and Exchange Commission on April 21, 2011
1933 Act File No. 333-172410;
1940 Act File No. 811-21750

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-2

☐	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☑	PRE-EFFECTIVE AMENDMENT NO. 1

☐	POST-EFFECTIVE AMENDMENT NO.
and/or

☑	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☑	AMENDMENT NO. 12

Kayne Anderson Energy Total Return Fund, Inc.
(Exact name of registrant as specified in charter)

717 Texas Avenue, Suite 3100
Houston, TX 77002
(Address of Principal Executive Offices)
Registrant’s Telephone Number, Including Area Code: (877) 657-3863

David J. Shladovsky, Esq. KA Fund Advisors, LLC 1800 Avenue of the Stars, Second Floor Los Angeles, California 90067 (Name and Address of Agent for Service)	Copies of Communications to: David A. Hearth, Esq. Paul, Hastings, Janofsky & Walker LLP 55 Second Street, 24th Floor San Francisco, California 94105-3441 (415) 856-7000

Approximate Date of Proposed Public Offering: From time to time after the effective date of the Registration Statement.
     If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☑
     It is proposed that this filing will become effective (check appropriate box):
☐	when declared effective pursuant to section 8(c).
     If appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment registration statement.

☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is .
CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

		Proposed Maximum	Proposed Maximum	Amount of
Title of Securities	Amount Being	Offering	Aggregate	Registration
Being Registered	Registered(1)	Price per Unit	Offering Price(2)	Fee
Common Stock, $0.001 par value per share (3)
Preferred Stock, $0.001 par value per share (3)
Total			$300,000,000	$34,830 (4)

(1)	There are being registered hereunder a presently indeterminate number of shares of common stock or preferred stock to be offered on an immediate, continuous or delayed basis.

(2)	Estimated pursuant to Rule 457 solely for the purpose of determining the registration fee. In no event will the aggregate initial offering price of all securities offered from time to time pursuant to the prospectus included as a part of this Registration Statement exceed $300,000,000.

(3)	Includes shares that the underwriters have the option to purchase to cover over-allotments, if any.

(4)	Fee previously paid.
     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to completion, dated April 21, 2011

BASE PROSPECTUS

$300,000,000

Common Stock
Preferred Stock

Kayne Anderson Energy Total Return Fund, Inc. (the “Fund,” “we,” “us” or “our”) is a non-diversified, closed-end management investment company that began investment activities on June 28, 2005. Our investment objective is to obtain a high total return with an emphasis on current income. There can be no assurance that the Fund will achieve its investment objective. We seek to provide our stockholders with a tax-efficient vehicle to invest in a portfolio of companies in the Energy Sector. Our investments will be focused on securities of Energy Companies with the majority of our investments in equity securities of MLPs, Energy Marine Transportation Companies and Income Trusts. Although a majority of our investments will be in equity securities, we may invest up to 30% of our assets in debt investments. Capitalized terms, not otherwise defined herein, have the meanings ascribed to them in the Glossary of Key Terms on page iii of this prospectus.

We may offer, from time to time, shares of our common stock ($0.001 par value per share) or shares of our preferred stock ($0.001 par value per share), which we refer to in this prospectus collectively as our securities, in one or more offerings. We may offer our common stock or preferred stock separately or together, in amounts, at prices and on terms set forth in a prospectus supplement to this prospectus. You should read this prospectus and the related prospectus supplement carefully before you decide to invest in any of our securities.

We may offer and sell our securities to or through underwriters, through dealers or agents that we designate from time to time, directly to purchasers or through a combination of these methods. If an offering of securities involves any underwriters, dealers or agents, then the applicable prospectus supplement will name the underwriters, dealers or agents and will provide information regarding any applicable purchase price, fee, commission or discount arrangements made with those underwriters, dealers or agents or the basis upon which such amount may be calculated. For more information about the manners in which we may offer our securities, see “Plan of Distribution.” We may not sell any of our securities through agents, underwriters or dealers without delivery of a prospectus supplement.

(continued on the following page)

Investing in our securities may be speculative and involve a high degree of risk and should not constitute a complete investment program. Before buying any securities, you should read the discussion of the material risks of investing in our securities in “Risk Factors” beginning on page 16 of this prospectus. You should consider carefully these risks together with all of the other information contained in this prospectus and any prospectus supplement before making a decision to purchase our securities.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is          , 2011.

(continued from the previous page)

We are managed by KA Fund Advisors, LLC (“KAFA”), a subsidiary of Kayne Anderson Capital Advisors, L.P. (together with KAFA, “Kayne Anderson”), a leading investor in Energy Companies. As of February 28, 2011, Kayne Anderson and its affiliates managed assets of approximately $12.5 billion, including $10.7 billion in Energy Companies. KAFA manages three other publicly traded investment companies: Kayne Anderson MLP Investment Company (NYSE: KYN), Kayne Anderson Energy Development Company (NYSE: KED) and Kayne Anderson Midstream/Energy Fund, Inc. (NYSE: KMF).

Shares of our common stock are listed on the New York Stock Exchange (“NYSE”) under the symbol “KYE.” The net asset value of our common stock at the close of business on March 31, 2011 was $29.32 per share, and the last sale price per share of our common stock on the NYSE as of that date was $31.64. See “Market and Net Asset Value Information.”

Shares of common stock of closed-end investment companies, like ours, frequently trade at discounts to their net asset values. If our common stock trades at a discount to our net asset value, the risk of loss may increase for purchasers in this offering, especially for those investors who expect to sell their common stock in a relatively short period after purchasing shares in this offering. See “Risk Factors — Additional Risks Related to Our Common Stock — Market Discount From Net Asset Value Risk.”

Our common stock is junior in liquidation and distribution rights to our debt securities and preferred stock. The issuance of our debt securities and preferred stock represents the leveraging of our common stock. See “Use of Leverage — Effects of Leverage,” “Risk Factors — Additional Risks Related to Our Common Stock — Leverage Risk to Common Stockholders,” and “Description of Capital Stock.” The issuance of any additional common stock offered by this prospectus will enable us to increase the aggregate amount of our leverage. Our preferred stock is senior in liquidation and distribution rights to our common stock and junior in liquidation and distribution rights to our debt securities. Investors in our preferred stock will be entitled to receive cash distributions at an annual rate that may vary for each distribution period. Our debt securities are our unsecured obligations and, upon our liquidation, dissolution or winding up, rank: (1) senior to all of our outstanding common stock and any preferred stock; (2) on a parity with our obligations to any unsecured creditors and any unsecured senior securities representing our indebtedness; and (3) junior to our obligations to any secured creditors. Holders of our floating rate senior unsecured notes are entitled to receive quarterly cash interest payments at an annual rate that may vary for each rate period. Holders of our fixed rate senior unsecured notes are entitled to receive semi-annual cash interest payments at an annual rate per the terms of such notes.

You should rely only on the information contained or incorporated by reference in this prospectus and any related prospectus supplement. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted or where the person making the offer or sale is not qualified to do so or to any person to whom it is not permitted to make such offer or sale. You should assume that the information appearing in this prospectus and any prospectus supplement is accurate only as of the respective dates on their front covers, regardless of the time of delivery of the prospectus, any prospectus supplement or any sale of our securities. Our business, financial condition, results of operations and prospects may have changed since that date.

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission (the “SEC”), using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, separately or together in one or more offerings, the securities described in this prospectus. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. This prospectus, together with any prospectus supplement, sets forth concisely the information about us that a prospective investor ought to know before investing. You should read this prospectus and the related prospectus supplement before deciding whether to invest and retain them for future reference. A Statement of Additional information, dated [ • ], 2011 (the “SAI”), containing additional information about us, has been filed with the SEC and is incorporated by reference in its entirety into this prospectus.

You may request a free copy of our SAI, the table of contents of which is on page 80 of this prospectus, request a free copy of our annual, semi-annual and quarterly reports, request other information or make stockholder inquiries by calling (877) 657-3863, or by writing to us at 717 Texas Avenue, Suite 3100, Houston, Texas 77002. Our annual, semi-annual and quarterly reports, and the SAI, also are available on our website at www.kaynefunds.com. Information included on such website does not form a part of this prospectus.

i

We file reports (including our annual, semi-annual and quarterly reports, and the SAI), proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Copies of such reports, proxy statements and other information, as well as the registration statement and the amendments, exhibits and schedules thereto, can be obtained from the SEC’s Public Reference Room in Washington, D.C. Information relating to the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Such materials, as well as the Fund’s annual, semi-annual and quarterly reports and other information regarding the Fund, are also available on the SEC’s website (http://www.sec.gov). You also may e-mail requests for these documents to publicinfo@sec.gov. or make a request in writing to the SEC’s Public Reference Room, 100 F Street, N.E., Room 1580, Washington, D.C. 20549-0112.

ii

GLOSSARY OF KEY TERMS

This glossary contains definitions of certain key terms, as they are used in our investment objective and policies and as described in this SAI. These definitions may not correspond to standard sector definitions.

“Energy Assets” means assets that are used in the Energy Sector, including assets used in exploring, developing, producing, transporting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal.

“Energy Companies” means companies that own and operate Energy Assets or provide energy-related services. To be considered an Energy Company, such company must derive at least 50% of its revenues from operating Energy Assets or providing services for the operation of such Energy Assets.

“Energy Marine Transportation Companies” means Marine Transportation Companies that are Energy Companies.

“Energy Sector” consists of (a) MLPs, (b) Energy Marine Transportation Companies, (c) Income Trusts and (d) Other Energy Companies.

“Income Trusts” means U.S. royalty trusts and Canadian dividend-paying corporations that formerly operated as royalty trusts or income trusts. These companies own and operate Energy Assets, with the majority of such companies’ assets focused on the upstream portion of the energy industry or, in the case of the Canadian income trusts, the midstream portion of the energy industry.

“Marine Transportation Companies” means companies that provide transportation and distribution services through the operation of several types of marine vessels, including (i) crude oil tankers; (ii) refined products tankers; (iii) LNG tankers; (iv) drybulk vessels; (v) other tank vessels, including tank barges and other tankers; and (vi) tugboats. Marine Transportation Companies include (i) Energy Marine Transportation Companies and (ii) companies that operate marine vessels, such as drybulk vessels and containerships, which serve other industries.

“Master Limited Partnerships” means limited partnerships and limited liability companies that are publicly traded and are treated as partnerships for federal income tax purposes.

“MLP Affiliates” means affiliates of Master Limited Partnerships, substantially all of whose assets consist of i-units. MLP Affiliates are not treated as partnerships for federal income tax purposes.

“MLPs” means Energy Companies that are structured as Master Limited Partnerships and their affiliates and includes MLP Affiliates.

“Other Energy Companies” means Energy Companies, excluding MLPs, Energy Marine Transportation Companies and Income Trusts.

iii

PROSPECTUS SUMMARY

This summary highlights information contained elsewhere in this prospectus. This summary does not contain all of the information that you should consider before investing in our securities offered by this prospectus. You should carefully read the entire prospectus, any related prospectus supplement and the SAI, including the documents incorporated by reference into them, particularly the section entitled “Risk Factors” and the financial statements and related notes. Except where the context suggests otherwise, the terms “we,” “us,” and “our” refer to Kayne Anderson Energy Total Return Fund, Inc.; and “KAFA” or the “Adviser” refers to KA Fund Advisors, LLC; “Kayne Anderson” refers to KAFA and its managing member, Kayne Anderson Capital Advisors, L.P. , collectively. Unless otherwise defined herein, the Glossary of Key Terms on page iii herein provides the definitions of certain key terms used in this prospectus.

THE FUND

Kayne Anderson Energy Total Return Fund, Inc., a Maryland corporation, is a non-diversified, closed-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

Our common stock is traded on the New York Stock Exchange, or NYSE, under the symbol “KYE.” We began investment activities on June 28, 2005 following our initial public offering. As of March 31, 2011, we had approximately 34.6 million shares of common stock outstanding, net assets applicable to our common stock of $1.0 billion and total assets of approximately $1.4 billion.

INVESTMENT OBJECTIVE

Our investment objective is to obtain a high total return with an emphasis on current income. We seek to achieve this objective by investing in a portfolio of companies in the Energy Sector. Our investments will be focused on securities of Energy Companies, with the majority of our investments in equity securities of MLPs, Energy Marine Transportation Companies and Income Trusts. See “Investment Objective and Policies.”

INVESTMENT POLICIES

Under normal market conditions:

➢	We will invest at least 80% of our total assets in securities of Energy Companies.

➢	We will invest in equity securities such as common stocks, preferred stocks, convertible securities, warrants, depository receipts and equity interests in MLPs, Energy Marine Transportation Companies, Income Trusts and Other Energy Companies.

➢	We may directly invest up to 25% (or such higher amount as permitted by any applicable tax diversification rules) of our total assets in equity or debt securities of Master Limited Partnerships. This limit does not apply to securities issued by MLP Affiliates or other entities that are not taxed as partnerships that may own interests of Master Limited Partnerships.

➢	We may invest up to 50% of our total assets in unregistered or otherwise restricted equity securities. For purposes of this limitation, “restricted equity securities” include (i) registered equity securities of public companies subject to a lock-up period greater than 30 days, (ii) unregistered equity securities of public companies with registration rights, or (iii) unregistered equity securities of public companies that become freely tradable with the passage of time. However, no more than 25% of our total assets may be invested in (a) subordinated units or (b) equity securities of public companies which, in the reasonable judgment of Kayne Anderson, are not likely to become or convert into securities freely tradable by us within two years of purchase. Further, no more than 10% of our total assets may be invested in private equity securities of privately held companies. Based on current market and regulatory considerations, we anticipate that our investments in restricted equity securities will generally represent approximately 10% to 20% of our total assets.

➢	We may not invest more than 30% of our total assets in debt securities (the “Total Debt Test”), including up to 20% of our total assets in below-investment-grade debt securities which are rated, at the time of investment, at least (i) B3 by Moody’s Investors Service, Inc., (ii) B- by Standard & Poor’s or Fitch Ratings, or (iii) a comparable rating by another rating agency (the “Sub Investment Grade Test”). Additionally, we will not invest more than 5% of our total assets in unrated debt securities. For the avoidance of doubt, unrated debt securities are not included for the purpose of calculating the Sub Investment Grade Test but are included for the purpose of calculating the Total Debt Test. The debt securities in which we invest may have varying maturities which will generally not exceed 30 years.

➢	We will not invest more than 15% of our total assets in any single issuer.

➢	We will not invest directly in commodities.

Unless otherwise stated, all investment restrictions apply at the time of purchase and we will not be required to reduce a position due solely to market value fluctuations. However, although we may not be required to sell securities due to subsequent changes in value, if such changes cause us to have invested less than 80% of our total assets in securities of Energy Companies, we will be required to make future purchases of securities in a manner so as to bring us into compliance with this investment policy.

We will invest primarily in companies located in North America, but may invest in companies located anywhere in the world. We will invest in companies of any market capitalization.

OUR PORTFOLIO INVESTMENTS

As of March 31, 2011, substantially all of our assets were invested in Energy Companies. At that date, 86% of our long-term investments were invested in equity securities and 14% of our portfolio was invested in debt securities. Our top 10 largest holdings by issuer as of that date were:

				Amount	Percent of Long-
	Company	Sector	Type of Security	($ millions)	Term Investments

1.	Kinder Morgan Management, LLC	MLP Affiliate	Equity	$151.3	10.9%
2.	Enbridge Energy Management, L.L.C.	MLP Affiliate	Equity	126.4	9.1
3.	Plains All American Pipeline, L.P.	Master Limited Partnership	Equity	70.9	5.1
4.	Enerplus Corporation	Income Trust	Equity	49.2	3.5
5.	Teekay Offshore Partners L.P.(1)	Marine Transportation	Equity	48.2	3.5
6.	Navios Maritime Partners L.P.	Marine Transportation	Equity	43.7	3.1
7.	ONEOK, Inc.	Midstream	Equity	39.0	2.8
8.	Crescent Point Energy Corp.	Income Trust	Equity	34.4	2.5
9.	Teekay Tankers Ltd.(1)	Marine Transportation	Equity	34.4	2.5
10.	Williams Partners L.P.	Master Limited Partnership	Equity	30.9	2.2

(1)	Teekay Corporation manages the operations and assets of both Teekay Offshore Partners L.P. and Teekay Tankers Ltd.

OUR INVESTMENT ADVISER

KA Fund Advisors, LLC (“KAFA”) is our investment adviser, responsible for implementing and administering our investment strategy. KAFA is a subsidiary of Kayne Anderson Capital Advisors, L.P. (“KACALP” and together with KAFA, “Kayne Anderson”). Both KAFA and KACALP are SEC-registered investment advisers. As of February 28, 2011, Kayne Anderson and its affiliates managed approximately $12.5 billion, including approximately $10.7 billion in the securities of Energy Companies. KAFA manages three other publicly traded investment companies: Kayne Anderson MLP Investment Company (NYSE: KYN), Kayne

Anderson Energy Development Company (NYSE: KED) and Kayne Anderson Midstream/Energy Fund, Inc. (NYSE: KMF).

Kayne Anderson has invested in Energy Companies since 1998. We believe that Kayne Anderson has developed an understanding of the North American energy markets that enables it to identify and take advantage of attractive opportunities in the Energy Sector. In addition, Kayne Anderson’s senior professionals have developed a strong reputation in the energy sector and have many long-term relationships with industry managers, which we believe gives Kayne Anderson an important advantage in sourcing and structuring private investments.

THE OFFERING

We may offer, from time to time, up to $300 million of our common stock or preferred stock at prices and on terms to be set forth in one or more prospectus supplements to this prospectus.

We may offer and sell our securities to or through underwriters, through dealers or agents that we designate from time to time, directly to purchasers, through at-the-market transactions or through a combination of these methods. If an offering of securities involves any underwriters, dealers or agents, then the applicable prospectus supplement will name the underwriters, dealers or agents and will provide information regarding any applicable purchase price, fee, commission or discount arrangements made with those underwriters, dealers or agents or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our securities.

USE OF FINANCIAL LEVERAGE

We plan to utilize financial leverage with respect to our common stock, which may include our debt securities, including our senior unsecured notes (the “Senior Notes”), our preferred stock, our revolving credit facility or other forms of borrowings (each a “Leverage Instrument” and collectively, “Leverage Instruments”). As of March 31, 2011, we had $250 million in Senior Notes, $49 million in borrowings under our revolving credit facility and $90 million in preferred stock outstanding. The timing and terms of any leverage transactions will be determined by our Board of Directors. The issuance of additional common stock offered by this prospectus will enable us to increase the aggregate amount of our leverage.

We generally will seek to enhance our total returns through the use of financial leverage, which may include the issuance of Leverage Instruments. Under normal market conditions, our policy is to utilize Leverage Instruments in an amount that represents approximately 30%-33% of our total assets, including proceeds from such Leverage Instruments. However, based on market conditions at the time, we may use Leverage Instruments in amounts that represent greater than 33% of our total assets to the extent permitted by the 1940 Act. As of November 30, 2010, our Leverage Instruments represented approximately 30% of our total assets. Leverage Instruments have seniority in liquidation and distribution rights over our common stock. Costs associated with any issuance of preferred stock are borne immediately by common stockholders and result in a reduction of the net asset value of our common stock. See “Use of Leverage.”

Because our Adviser’s management fee is based upon a percentage of our average total assets, our Adviser’s fee is higher since we employ leverage. Therefore, our Adviser has a financial incentive to use leverage, which may create a conflict of interest between our Adviser and our common stockholders.

There can be no assurance that our leveraging strategy will be successful during any period in which it is used. The use of leverage involves significant risks and creates a greater risk of loss, as well as potential for more gain, for holders of our common stock than if leverage is not used. See “Risk Factors — Additional Risks Related to Our Common Stock — Leverage Risk to Common Stockholders” and “— Additional Risks Related to Our Preferred Stock — Senior Leverage Risk to Preferred Stockholders.”

DERIVATIVES AND OTHER STRATEGIES

We currently expect to write call options with the purpose of generating realized gains or reducing our ownership of certain securities. We will only write call options on securities that we hold in our portfolio (i.e., covered calls). A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium (or call premium) from the buyer of such call option. If we write a call option on a security, we have the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. When we write a call option, an amount equal to the premium received by us will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by us as realized gains from investments on the expiration date. If we repurchase a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether we have realized a gain or loss. We, as the writer of the option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

We currently expect to utilize hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of our Leverage Instruments. Such interest rate swaps would principally be used to protect us against higher costs on our Leverage Instruments resulting from increases in short-term interest rates. We anticipate that the majority of our interest rate hedges will be interest rate swap contracts with financial institutions.

We may use short sales, arbitrage and other strategies to try to generate additional return. As part of such strategies, we may (i) engage in paired long-short trades to arbitrage pricing disparities in securities held in our portfolio; (ii) purchase call options or put options, (iii) enter into total return swap contracts; or (iv) sell securities short. Paired trading consists of taking a long position in one security and concurrently taking a short position in another security within the same or an affiliated issuer. With a long position, we purchase a stock outright; whereas with a short position, we would sell a security that we do not own and must borrow to meet our settlement obligations. We will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when we replace the borrowed security. See “Risk Factors — Risks Related to Our Investments and Investment Techniques — Short Sales Risk.” We do not intend to have a net short position that exceeds 2% of our total assets. A total return swap is a contract between two parties designed to replicate the economics of directly owning a security. We may enter into total return swaps with financial institutions related to equity investments in certain Master Limited Partnerships.

To a lesser extent, we may use various hedging and other risk management strategies to seek to manage market risks. Such hedging strategies would be utilized to seek to protect against possible adverse changes in the market value of securities held in our portfolio, or to otherwise protect the value of our portfolio. We may execute our hedging and risk management strategy by engaging in a variety of transactions, including buying or selling options or futures contracts on indexes. See “Risk Factors — Risks Related to Our Investments and Investment Techniques — Derivatives Risk.”

DISTRIBUTIONS AND INTEREST

As of the date of this prospectus, we have paid distributions to common stockholders every fiscal quarter since inception. Cumulative distributions paid since inception total $10.71 per share and our distribution rate has increased by 18% from an indicative quarterly rate of $0.40625 per share to our most recent quarterly distribution of $0.48. We intend to continue to pay quarterly cash distributions to our common stockholders (“Distributions”). Payment of future Distributions is subject to approval by our Board of Directors, as well as meeting the covenants of our senior securities and the asset coverage requirements of the 1940 Act. We will pay dividends and interest on our preferred stock and debt securities, respectively, in accordance with their terms. See “Distributions” and “Tax Matters.”

We pay dividends on our Series A Mandatory Redeemable Preferred Stock (the “Series A MRP Shares”) in accordance with the terms thereof. The holders of the Series A MRP Shares shall be entitled to receive quarterly cumulative cash dividends, when, as and if authorized by the Board of Directors. The Series A MRP Shares pay dividends at a rate of 5.48% per annum.

USE OF PROCEEDS

Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds of any sales of our securities pursuant to this prospectus to make investments in portfolio companies in accordance with our investment objective and policies, to repay indebtedness or for general corporate purposes. Pending such investments, we anticipate either investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering. See “Use of Proceeds.”

TAXATION

We have elected to be treated for federal income tax purposes as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, we generally will not be required to pay federal income taxes on any ordinary income or capital gains that we receive from our portfolio investments and distribute to our stockholders. To maintain our RIC status, we must meet specific source-of-income and asset diversification requirements and distribute in each of our taxable years at least 90% of the sum of our “investment company taxable income” (which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and net tax-exempt interest out of assets legally available for Distribution. If, in any year, we fail to qualify as a RIC under the applicable tax laws, we would be taxed as an ordinary corporation. In such circumstances, we could be required to recognize unrealized gains, pay substantial taxes and make substantial Distributions before requalifying as a RIC that is accorded special tax treatment. See “Tax Matters.”

STOCKHOLDER TAX FEATURES

Excluding the impact of any realized gains or realized losses, we expect that a portion of our Distributions to our common stockholders may constitute a non-taxable return of capital Distribution. If we distribute investment company taxable income from current and accumulated earnings and profits (which includes realized gains or realized losses, if any) as computed for federal income tax purposes, such Distributions will generally be taxable to stockholders in the current period as ordinary income for federal income tax purposes. If such Distributions exceed our current and accumulated earnings and profits as computed for federal income tax purposes, such excess Distributions will constitute a non-taxable return of capital to the extent of a common stockholder’s basis in our common stock and will result in a reduction of such basis. To the extent such excess exceeds a common stockholder’s basis in our common stock, such excess will be taxed as capital gain. A “return of capital” represents a return of a stockholder’s original investment in our shares, and should not be confused with a dividend from earnings and profits. Upon the sale of common stock, our common stockholder generally will recognize capital gain or loss measured by the difference between the sale proceeds received by our common stockholder and our common stockholder’s federal income tax basis in our common stock sold, as adjusted to reflect return of capital. We may also make distributions of net capital gains in the form of capital gain dividends, which generally will be taxable to shareholders as long-term capital gain for federal income tax purposes. See “Tax Matters.”

RISK CONSIDERATIONS

Investing in our common stock or preferred stock involves risk, including the risk that you may receive little or no return on your investment, or event that you may lose part of all of your investment. Therefore, before investing in our common stock or preferred stock you should consider carefully the risks set forth in “Risk Factors” on page 16. We are designed primarily as a long-term investment vehicle, and neither our common stock nor our preferred stock is an appropriate investment for a short-term trading strategy. An investment in our common stock or preferred stock should not constitute a complete investment program for any investor and involves a high degree of risk. Due to the uncertainty in all investments, there can be no assurance that we will achieve our investment objective.

TAX RISKS

In addition to other risk considerations, an investment in our securities will involve certain tax risks, including, the risk the Master Limited Partnerships in which we invest will be classified as corporations rather than as partnerships for federal income tax purposes (which may reduce our return and negatively affect the net asset value of our common stock/securities) and the risk of changes in tax laws or regulations, or interpretations thereof, which could adversely affect us or the MLPs and other portfolio companies in which we invest. Tax matters are very complicated, and the federal, state, local and foreign tax consequences of an investment in and holding of our securities will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect such investors. See “Risk Factors — Tax Risks” for more information on these risks.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan for our common stockholders. Our plan is an “opt out” dividend reinvestment plan. As a result, if we declare a cash Distribution to our common stockholders, then such Distributions will be automatically reinvested in additional shares of our common stock, unless the stockholder specifically elects to receive cash. Common stockholders who receive Distributions in the form of stock will be subject to the same federal, state and local tax consequences as common stockholders who elect to receive their Distribution in cash. See “Dividend Reinvestment Plan.”

TRADING AT A DISCOUNT

The shares of common stock of closed-end investment companies frequently trade at prices lower than their net asset value. We cannot assure you that our common stock will trade at a price higher than or equal to our net asset value. Also, our net asset value will be reduced immediately following this offering by the underwriting discount and our offering costs. The possibility that our common stock may trade at a discount to our net asset value is separate and distinct from the risk that our common stock’s net asset value may decline. In addition to net asset value, the market price of our common stock may be affected by such factors as the Distributions we make, which are in turn affected by expenses, the stability of our Distributions, liquidity ad market supply and demand. See “Risk Factors,” “Description of Capital Stock” and “Our Structure; Common Stock Repurchases and Change In Our Structure.” Our common stock is designed primarily for long-term investors and you should not purchase our common stock if you intend to sell it shortly after purchase.

FORWARD-LOOKING STATEMENTS

Certain statements in this prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, those listed under “Risk Factors” in this prospectus and our SAI. In this prospectus, we use words such as “anticipates,” “believes,” “expects,” “intends” and similar expressions to identify forward-looking statements.

The forward-looking statements contained in this prospectus include statements as to:

➢	our operating results;

➢	our business prospects;

➢	our expected investments and the impact of investments that we expect to make;

➢	our contractual arrangements and relationships with third parties;

➢	the dependence of our future success on the general economy and its impact on the industries in which we invest;

➢	our ability to source favorable private investments;

➢	the ability of the Energy Companies in which we invest to achieve their objectives;

➢	our use of financial leverage and expected financings;

➢	our tax status;

➢	the tax status of the Energy Companies in which we intend to invest;

➢	the adequacy of our cash resources and working capital; and

➢	the timing and amount of distributions, dividends and interest income from the Energy Companies in which we intend to invest.

The factors identified above are believed to be important factors, but not necessarily all of the important factors, that could cause our actual results to differ materially from those expressed in any forward-looking statement. Unpredictable or unknown factors could also have material adverse effects on us. Since our actual results, performance or achievements could differ materially from those expressed in, or implied by, these forward-looking statements, we cannot give any assurance that any of the events anticipated by the forward-looking statements will occur, or, if any of them do, what impact they will have on our results of operations and financial condition. All forward-looking statements included in this prospectus are expressly qualified in their entirety by the foregoing cautionary statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this prospectus. We do not undertake any obligation to update, amend or clarify these forward-looking statements or the risk factors contained in this prospectus, whether as a result of new information, future events or otherwise, except as may be required under the federal securities laws. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including our annual reports. We acknowledge that, notwithstanding the foregoing statement, the safe harbor for forward-looking statements under the Private Securities Litigation Reform Act of 1995 does not apply to investment companies such as us.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

We are a non-diversified, closed-end investment company registered under the 1940 Act. We were formed as a Maryland corporation in March 2005 and began investment activities in June 2005 after our initial public offering. Our common stock is traded on the NYSE under the symbol “KYE.”

As of March 31, 2011, we had (a) approximately 34.6 million common shares outstanding, (b) $250 million in Senior Notes outstanding and (c) $90 million of our Series A MRP Shares outstanding. As of March 31, 2011, we had net assets applicable to our common stock of approximately $1.0 billion and total assets of approximately $1.4 billion.

The following table sets forth information about our outstanding securities as of March 31, 2011 (the information in the table is unaudited and amounts are in 000s):

	Amount of Shares/	Amount Held
	Aggregate Principal	by Us or	Actual Amount
Title of Class	Amount Authorized	for Our Account	Outstanding

Common Stock	196,379	0	34,616
Series A Mandatory Redeemable Preferred Stock(1)	$90,000	$0	$90,000
Senior Notes, Series A	$9,000	$0	$9,000
Senior Notes, Series B	$28,000	$0	$28,000
Senior Notes, Series C	$128,000	$0	$128,000
Senior Notes, Series D	$58,000	$0	$58,000
Senior Notes, Series E	$27,000	$0	$27,000

(1)	Each share has a liquidation preference of $25.00 ($90 million aggregate liquidation preference for outstanding shares).

Our principal office is located at 717 Texas Avenue, Suite 3100, Houston, Texas 77002, and our telephone number is (877) 657-3863.

FEES AND EXPENSES

The following table contains information about the costs and expenses that common stockholders will bear directly or indirectly. The table below assumes the use of Leverage Instruments in an amount equal to 29.7% of our total assets, which represents our average leverage levels for the fiscal year ended November 30, 2010, and shows our expenses as a percentage of net assets attributable to our common stock. We caution you that the percentages in the table below indicating annual expenses are estimates and may vary from actual results.

Stockholder Transaction Expenses:
Sales Load Paid (as a percentage of offering price)(1)	—%
Offering Expenses Borne (as a percentage of offering price)(2)	—%
Dividend Reinvestment Plan Fees(3)	None
Total Stockholder Transaction Expenses (as a percentage of offering price)(4)	—%

PERCENTAGE OF NET ASSETS ATTRIBUTABLE TO COMMON STOCK(5)

Annual Expenses:
Management Fees(6)	1.80%
Interest Payments on Borrowed Funds	1.80%
Dividend Payments on Preferred Stock	0.50%
Other Expenses	0.25%

Total Annual Expenses	4.35%

(1)	The sales load will apply only if the securities to which this prospectus relates are sold to or through underwriters. In such case, a corresponding prospectus supplement will disclose the estimated applicable sales load.

(2)	The related prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the estimated offering expenses borne by us as a percentage of the offering price.

(3)	The expenses of administering our Dividend Reinvestment Plan are included in Other Expenses. Common stockholders will pay brokerage charges if you direct American Stock Transfer & Trust Company, as agent for our common stockholders (the “Plan Administrator”), to sell their common stock held in a dividend reinvestment account. See “Dividend Reinvestment Plan.”

(4)	The related prospectus supplement will disclose the offering price and the total stockholder transaction expenses as a percentage of the offering price.

(5)	The annual expenses in the table are calculated using (i) such expenses as reported on our Statement of Operations for the fiscal year ended November 30, 2010 and (ii) our average net assets for the fiscal year ended November 30, 2010.

(6)	Pursuant to the terms of the investment management agreement between us and our Adviser, the management fee is calculated at an annual rate of 1.25% of our average total assets. Management fees in the table above are calculated as a percentage of net assets attributable to common stock, which results in a higher percentage than the percentage attributable to average total assets. See “Management — Investment Management Agreement.”

The purpose of the table above and the example below is to help you understand all fees and expenses that you would bear directly or indirectly as a holder of our common stock. See “Management” and “Dividend Reinvestment Plan.”

EXAMPLE

The following example illustrates the expenses that common stockholders would pay on a $1,000 investment in our common stock, assuming total annual expenses are 4.35% of net assets in year 1. The following example assumes that all Distributions are reinvested at net asset value and assumes an annual rate of return of 5% on our portfolio securities.

	1 Year	3 Years	5 Years	10 Years

Expenses	$43	$134	$230	$494

THE EXAMPLE AND THE EXPENSES IN THE TABLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. The example assumes that the estimated “Annual Expenses” set forth in the Annual Expenses table are accurate and that all Distributions are reinvested at net asset value. ACTUAL EXPENSES (INCLUDING THE COST OF LEVERAGE, IF ANY, AND OTHER EXPENSES) MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, our actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

FINANCIAL HIGHLIGHTS

The Financial Highlights for the period June 28, 2005 through November 30, 2005 and for the fiscal years ended November 30, 2006, 2007, 2008, 2009 and 2010, including accompanying notes thereto and the report of PricewaterhouseCoopers LLP thereon, contained in our Annual Report to Stockholders for the year ended November 30, 2010 contained in our Form N-CSR filed with the SEC on February 4, 2011 are hereby incorporated by reference into, and are made part of, this prospectus. A copy of such Annual Report to Stockholders must accompany the delivery of this prospectus.

SENIOR SECURITIES

Information about our outstanding senior securities (including preferred stock, Senior Notes and other indebtedness) is shown in the following table as of each fiscal year ended November 30 since we commenced operations. The information for the fiscal years ended 2006, 2007, 2008, 2009 and 2010, and for the period ended November 30, 2005 has been derived from our financial statements which have been audited by PricewaterhouseCoopers LLP, whose report thereon is included in the financial statements incorporated by reference herein.

			Asset Coverage
			Per $1,000
			of Principal		Involuntary
		Total Amount	or Liquidation		Liquidating	Average Market
		Outstanding(1)	Preference		Preference Per	Value Per
Year	Title of Security	($ in 000s)	Amount		Unit(2)	Unit(3)

2005	Revolving Credit Facility	$40,000	N/A		$40,000	N/A
2006
	Revolving Credit Facility	—
	Auction Rate Preferred Stock
	Series A	$100,000	$3,687		$100,000	N/A
	Series B	100,000	3,687		100,000	N/A
	Series C	100,000	3,687		100,000	N/A
2007
	Revolving Credit Facility	$41,000	$3,740		$41,000	N/A
	Auction Rate Preferred Stock
	Series A	$100,000	$3,740		$100,000	N/A
	Series B	100,000	3,740		100,000	N/A
	Series C	100,000	3,740		100,000	N/A
2008
	Revolving Credit Facility	—
	Senior Notes
	Series A	$53,000	$2,946	(4)	$53,000	N/A
	Series B	35,000	2,946	(4)	35,000	N/A
	Series C	137,000	2,946	(4)	137,000	N/A
2009
	Revolving Credit Facility	$47,000	$4,197		$47,000	N/A
	Senior Notes
	Series A	$9,000	$4,197		$9,000	N/A
	Series B	28,000	4,197		28,000	N/A
	Series C	128,000	4,197		128,000	N/A
2010
	Revolving Credit Facility	$67,000	$4,171		$67,000	N/A
	Senior Notes
	Series A	$9,000	$4,171		$9,000	N/A
	Series B	28,000	4,171		28,000	N/A
	Series C	128,000	4,171		128,000	N/A
	Series D	58,000	4,171		58,000	N/A
	Series E	27,000	4,171		27,000	N/A
	MRP Shares
	Series A	$90,000	$3,248		$90,000	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.

(2)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.

(3)	Not applicable, as senior securities are not registered for public trading.

(4)	At November 30, 2008, our asset coverage ratio on total debt pursuant to the 1940 Act was less than 300%. However, on December 2, 2008, we entered into an agreement to repurchase $60,000 of Senior Notes, which closed on December 5, 2008. Upon the closing of the repurchase of the Senior Notes, we were in compliance with the 1940 Act and with our covenants under the Senior Notes agreements.

MARKET AND NET ASSET VALUE INFORMATION

Shares of our common stock are listed on the NYSE under the symbol “KYE.” Our common stock commenced trading on the NYSE on June 28, 2005.

Our common stock has traded both at a premium and at a discount in relation to its net asset value. Although our common stock has traded at a premium to net asset value, we cannot assure that this will continue after the offering or that our common stock will not trade at a discount in the future. Our issuance of common stock may have an adverse effect on prices in the secondary market for our common stock by increasing the number of shares of common stock available, which may create downward pressure on the market price for our common stock. Shares of closed-end investment companies frequently trade at a discount to net asset value. See “Risk Factors — Additional Risks Related to Our Common Stock — Market Discount From Net Asset Value Risk.”

The following table sets forth for each of the fiscal quarters indicated the range of high and low closing sales price of our common stock and the quarter-end sales price, each as reported on the NYSE, the net asset value per share of common stock and the premium or discount to net asset value per share at which our shares were trading. Net asset value is generally determined on the last business day of each calendar month. See “Net Asset Value” for information as to the determination of our net asset value.

			Quarter-End Closing
					Premium/
				Net Asset	(Discount) of
				Value per	Quarter End
	Quarterly Closing			Share of	Sales price
	Sales Price			Common	to Net Asset
	High	Low	Sales Price	Stock(1)	Value(2)

Fiscal Year 2011
First Quarter	$30.15	$28.14	$30.15	$29.42	2.5%
Fiscal Year 2010
Fourth Quarter	$28.34	$24.58	$28.34	$26.53	6.8%
Third Quarter	25.57	22.82	24.12	22.74	6.1
Second Quarter	26.39	21.77	23.18	21.26	9.0
First Quarter	24.36	21.15	24.09	22.06	9.2
Fiscal Year 2009
Fourth Quarter	$22.28	$18.09	$22.28	$20.04	11.2%
Third Quarter	19.45	15.66	19.07	17.59	8.4
Second Quarter	17.13	10.06	17.13	16.45	4.1
First Quarter	15.53	9.06	13.50	12.77	5.7

Source of market prices:  Reuters Group PLC

(1)	NAV per share is determined as of close of business on the last day of the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low closing sales prices, which may or may not fall on the last day of the quarter. NAV per share is calculated as described in “Net Asset Value.”

(2)	Calculated as of the quarter-end closing sales price divided by the quarter-end NAV.

On March 31, 2011, the last reported sale price per share of our common stock on the NYSE was $31.64, which represented a premium of approximately 7.9% to the $29.32 NAV per share of our common stock reported by us on that date.

As of March 31, 2011, we had approximately 34.6 million shares of common stock outstanding and we had net assets applicable to common stockholders of approximately $1.0 billion.

USE OF PROCEEDS

Unless otherwise specified in a prospectus supplement, we will use the net proceeds from any sales of our securities pursuant to this prospectus to make investments in portfolio companies in accordance with our investment objective and policies, to repay indebtedness, or for general corporate purposes. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering.

To the extent a portion of the proceeds from such offering are used to make investments in portfolio companies, the relevant prospectus supplement will include an estimate of the length of time it is expected to take to invest such proceeds. We anticipate such length of time will be less than three months in most circumstances. To the extent a portion of the proceeds from such offering are used to repay indebtedness, such transactions will be effected as soon as practicable after completion of the relevant offering.

Pending the use of proceeds, as described above, we anticipate either investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments. A delay in the anticipated use of proceeds could lower returns, reduce our Distribution to common stockholders and reduce the amount of cash available to make dividends and interest payments on preferred stock and debt securities, respectively.

As of March 31, 2011, we had $49 million borrowed on our credit facility. The credit facility has a three-year commitment terminating on June 11, 2013. Amounts repaid under our credit facility will remain available for future borrowings. Outstanding balances under the credit facility accrue interest daily at a rate equal to the one-month LIBOR plus 1.75% per annum based on current asset coverage ratios. The interest rate may vary between LIBOR plus 1.75% and LIBOR plus 3.00% depending on asset coverage ratios. We will pay a fee equal to a rate of 0.40% per annum on any unused amounts of the credit facility.

RISK FACTORS

Investing in our securities involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The following discussion summarizes some of the risks that a potential investor should carefully consider before deciding whether to invest in our securities offered hereby. For additional information about the risks associated with investing in our securities, see “Our Investments” in our SAI, as well as any risk factors included in the applicable prospectus supplement.

RISKS RELATED TO OUR INVESTMENTS AND INVESTMENT TECHNIQUES

INVESTMENT AND MARKET RISK

An investment in our securities is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in our securities represents an indirect investment in the securities owned by us, some of which will be traded on a national securities exchange or in the over-the-counter markets. An investment in our securities is not intended to constitute a complete investment program and should not be viewed as such. The value of these publicly traded securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which we invest may affect the value of our securities. Your securities at any point in time may be worth less than your original investment, even after taking into account the reinvestment of our Distributions. We are primarily a long-term investment vehicle and should not be used for short-term trading.

ENERGY COMPANY RISK

Certain risks inherent in investing in Energy Companies include the following:

Supply Risk.  A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities, or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of Energy Companies. Production declines or volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, import supply disruption, increased competition from alternative energy sources or curtailed drilling activity due to low commodity prices.

Economic Risks.  A sustained decline in demand for natural gas, natural gas liquids, crude oil, coal or other energy commodities could also adversely affect the financial performance of Energy Companies. Factors which could lead to a decline in demand include economic recession or other adverse economic conditions, higher fuel taxes, increased governmental or environmental regulation, increases in fuel economy, consumer shifts to the use of alternative fuel sources, changes in commodity prices, or weather.

Depletion and Exploration Risk.  Energy reserves naturally deplete as they are produced over time. Many Energy Companies are either engaged in the production of natural gas, natural gas liquids, crude oil, or coal, or are engaged in transporting, storing, distributing and processing these items and refined products on behalf of the owners of such commodities. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions or through long-term contracts to acquire reserves. The financial performance of Energy Companies may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline. If an Energy Company fails to add reserves by acquiring or developing them, its reserves and production will decline over time as they are produced. If an Energy Company is not able to raise capital on favorable terms, it may not be able to add to or maintain its reserves.

Reserve Risks.  Energy Companies engaged in the production of natural gas, natural gas liquids, crude oil and other energy commodities are subject to overstatement of the quantities of their reserves based upon any reserve estimates that prove to be inaccurate, that no commercially productive amounts of such energy commodities will be discovered as a result of drilling or other exploration activities, the curtailment, delay or cancellation of exploration activities are as a result of a unexpected conditions or miscalculations, title problems, pressure or irregularities in formations, equipment failures or accidents, adverse weather conditions, compliance with environmental and other governmental requirements and cost of, or shortages or delays in the availability of, drilling rigs and other exploration equipment, and operational risks and hazards associated with the development of the underlying properties, including natural disasters, blowouts, explosions, fires, leakage of such energy commodities, mechanical failures, cratering and pollution.

Regulatory Risk.  Energy Companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including (i) how facilities are constructed, maintained and operated, (ii) how and where wells are drilled, (iii) how services are provided, (iv) environmental and safety controls, and, in some cases (v) the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of Energy Companies. In particular, changes to laws and increased regulations or enforcement policies as a result of the Macondo oil spill in the Gulf of Mexico may adversely affect the financial performance of Energy Companies.

Commodity Pricing Risk.  The operations and financial performance of Energy Companies may be directly affected by energy commodity prices, especially those Energy Companies which own the underlying energy commodity or receive payments for services that are based on commodity prices. Such impact may be a result of changes in the price for such commodity or a result of changes in the price of one energy commodity relative to the price of another energy commodity (i.e., the price of natural gas relative to the price of natural gas liquids). Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices may also make it more difficult for Energy Companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices. In addition to the volatility of commodity prices, extremely high commodity prices that remain at such level or higher may drive further energy conservation efforts which may adversely affect the performance of Energy Companies.

Acquisition Risk.  The abilities of Energy Companies to grow operating cash flow and increase such company’s enterprise value can be highly dependent on their ability to make accretive acquisitions In the event that Energy Companies are unable to make such acquisitions because they are unable to identify attractive acquisition candidates and negotiate acceptable purchase contracts, because they are unable to raise financing for such acquisitions on economically acceptable terms, or because they are outbid by competitors, their future growth will be limited. Furthermore, even if Energy Companies do consummate acquisitions that they believe will be accretive, the acquisitions may instead result in a decrease in operating cash flow or a decrease in enterprise value. Any acquisition involves risks, including, among other things: mistaken assumptions about revenues and costs, including synergies; the assumption of unknown liabilities; limitations on rights to indemnity from the seller; the diversion of management’s attention from other business concerns; unforeseen difficulties operating in new product or geographic areas; and customer or key employee losses at the acquired businesses.

Affiliated Party Risk.  Certain Energy Companies are dependent on their parents or sponsors for a majority of their revenues. Any failure by such company’s parents or sponsors to satisfy their payments or obligations would impact such company’s revenues and operating cash flows and ability to make interest payments and/or distributions.

Catastrophe Risk.  The operations of Energy Companies are subject to many hazards inherent in the exploring, developing, producing, generating, transporting, transmission, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, coal, refined petroleum products or other hydrocarbons, or in the exploring, managing or producing of such commodities, including: damage to pipelines, storage tanks, plants or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction and farm equipment; well blowouts; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons; fires and explosions. These risks could result in substantial losses due to personal injury or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Not all Energy Companies are fully insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect the Energy Company’s operations and financial condition. We expect that insurance premiums to operate certain assets owned by some Energy Companies will increase as a result of the Macondo oil spill in the Gulf of Mexico. Further increased government regulations to mitigate such catastrophe risk could increase insurance and other operating costs for Energy Companies and adversely affect the financial performance of such companies.

Terrorism and Armed Conflict Risk.  The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the economy and the securities markets. United States military and related action in Iraq and Afghanistan is ongoing and events in the Middle East could have significant adverse effects on the U.S. economy, financial and commodities markets. Uncertainty surrounding retaliatory military strikes or a sustained military campaign may affect Energy Company operations in unpredictable ways, including disruptions of fuel supplies. Energy production, transmission and distribution facilities could be direct targets, or indirect casualties, of an act of terror. The U.S. government has issued warnings that energy assets, specifically the United States’ pipeline infrastructure, may be the future target of terrorist organizations. In addition, changes in the insurance markets have made certain types of insurance more difficult, if not impossible to obtain and have generally resulted in increased premium costs.

Political Instability Risk.  The Energy Companies in which we may invest can be affected by changing economic, regulatory and political environments, especially in the Middle East or other oil producing regions. Internal unrest, acts of violence or strained relations between a government and Energy Companies or other governments may affect the operations and profitability of Energy Companies, particularly Marine Transportation Companies, in which we may invest. Political instability in other parts of the world may also cause volatility and disruptions in the market for the securities of Energy Companies, even those that operate solely in North America.

Weather Risk.  Extreme weather conditions, such as Hurricane Ivan in 2004, Hurricanes Katrina and Rita in 2005 and Hurricane Ike in 2008, could (i) result in substantial damage to the assets of certain Energy Companies located in the affected areas, (ii) significantly increase the volatility in the supply of energy commodities and (iii) adversely affect the financial performance of Energy Companies, and could therefore adversely affect their securities. The damage done by extreme weather also may serve to increase many insurance premiums paid by Energy Companies and could adversely affect such companies’ financial condition.

Master Limited Partnership Risks.  Master Limited Partnerships are exposed to many of the same risks as other Energy Companies, as summarized above. In addition, investors in Master Limited Partnership units, unlike investors in the securities of a corporation, have limited control and voting rights on matters affecting the partnership. Also, there are certain tax risks associated with an investment in Master Limited Partnership units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

Coal Company Risk.  Energy Companies with coal assets are subject to supply and demand fluctuations in the markets they serve, which will be impacted by a wide range of domestic and foreign factors including fluctuating commodity prices, the level of their customers’ coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, declines in production, mining accidents or catastrophic events, health claims and economic conditions, among others.

Income Trust Risk.  Income Trusts are exposed to many of the same risks as other Energy Companies, as summarized above. In addition, the value of the equity securities of the Income Trusts in which we invest may fluctuate in accordance with exchange rates, changes in the financial condition of those Income Trusts and other factors. Changes in Canadian laws could adversely affect us or the Canadian Income Trusts in which we invest.

Marine Transportation Companies Risk.  Marine Transportation Companies are exposed to many of the same risks as other Energy Companies, as summarized above. In addition, the highly cyclical nature of the marine transportation industry may lead to volatile changes in charter rates and vessel values, which may adversely affect the revenues, profitability and cash flows of Marine Transportation Companies in our portfolio. Fluctuations in charter rates result from changes in the supply and demand for vessel capacity and changes in the supply and demand for oil and oil products. Changes in demand for transportation of commodities over longer distances and supply of vessels to carry those commodities may materially affect revenues, profitability and cash flows of Marine Transportation Companies. In addition, changing economic, regulatory and political conditions in some countries, including political and military conflicts, have from time to time resulted in attacks on vessels, mining of waterways, piracy, terrorism, labor strikes, boycotts and government requisitioning of vessels. These sorts of events could result in a significant loss of Marine Transportation Companies’ earnings.

CASH FLOW RISK

A substantial portion of the cash flow received by us is derived from our investment in equity securities of Energy Companies. The amount of cash that any such company has available to pay its debt and equity holders depends on the amount of cash flow generated from such company’s operations. Cash flow from operations will vary from quarter to quarter and is largely dependent on factors affecting the company’s operations and factors affecting the energy industry in general. In addition to the risk factors described above, other factors which may reduce the amount of cash an Energy Company has available to pay its debt and equity holders include increased operating costs, maintenance capital expenditures, acquisition costs, expansion, construction or exploration costs and borrowing costs. Further, covenants in debt instruments issued by Energy Companies in which we intend to invest may restrict distributions to equity holders or, in certain circumstances, may not allow distributions to be made to equity holders.

CONCENTRATION RISK.

Our investments will be concentrated in Energy Companies. The focus of our portfolio on a specific industry may present more risks than if our portfolio were broadly diversified over numerous sectors of the economy. A downturn in the energy industry would have a larger impact on us than on an investment company that does not concentrate in such industry. The performance of securities of Energy Companies may lag the performance of other industries or the broader market as a whole.

NON-DIVERSIFICATION RISK

We are a non-diversified, closed-end investment company under the 1940 Act. Although we may invest a relatively high percentage of our assets in a limited number of issuers, in order to qualify as a RIC for federal income tax purposes, we must diversify our holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of our total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of our total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs), the securities (other than the securities of other RICs) of any two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. To the extent that we invest a relatively high percentage of our assets in the obligations of a limited number of issuers, we may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence. As of March 31, 2011, we had investments in 89 Energy Companies.

INTEREST RATE RISK

Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. The yields for equity and debt securities of Energy Companies we hold are susceptible in the short-term to fluctuations in interest rates, and the prices of such securities may decline when interest rates rise. Our investment in such securities means that the value of your investment in our securities may decline if interest rates rise because we will principally invest in income producing securities (i.e., dividend paying equity securities and fixed income investments). Further, rising interest rates could adversely impact the financial performance of Energy Companies by increasing their cost of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner.

CAPITAL MARKETS RISK

Global financial markets and economic conditions have been, and continue to be, volatile due to a variety of factors. As a result, the cost of raising capital in the debt and equity capital markets has increased while the ability to raise capital from those markets has diminished. In particular, as a result of concerns about the general stability of financial markets and specifically the solvency of lending counterparties, the cost of raising capital from the credit markets generally has increased as many lenders and institutional investors have increased interest rates, enacted tighter lending standards, refused to refinance debt on existing terms or at all and reduced, or in some cases ceased to provide, funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other debt instruments may be unwilling or unable to meet their funding obligations. Due to these factors, Energy Companies may be unable to obtain new debt or equity financing on acceptable terms. If funding is not available when needed, or is available only on unfavorable terms, Energy Companies may not be able to meet their obligations as they come due. Moreover, without adequate funding, Energy Companies may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

TAX RISKS

Tax Risk of Master Limited Partnerships.  Our ability to meet our investment objective will depend, in part, on the level of taxable income and distributions and dividends we receive from the equity securities in which we invest, a factor over which we have no control. The benefit we derive from our investment in Master Limited Partnerships is largely dependent on the Master Limited Partnerships being treated as partnerships and not as corporations for federal income tax purposes. As a partnership, a Master Limited Partnership has no tax liability at the entity level. If, as a result of a change in current law or a change in a Master Limited Partnerships’ business, an Master Limited Partnership were treated as a corporation for federal income tax purposes, such Master Limited Partnership would be obligated to pay federal income tax on its income at the corporate tax rate. If an Master Limited Partnership were classified as a corporation for federal income tax purposes, the amount of cash available for distribution by the Master Limited Partnership would be reduced and distributions received by us would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain). Therefore, treatment of an Master Limited Partnership as a corporation for federal income tax purposes would result in a reduction in the after-tax return to us, likely causing a reduction in the value of our common stock.

Income Trust Tax Risks.  There are certain tax risks associated with the Income Trusts in which we may invest. These tax risks, and any adverse determination with respect thereto, could have a negative impact on the value of our investments, as well as on the after-tax income available for distribution by the Income Trusts, which in turn would reduce the cash available to us for distribution to common stockholders. Additionally, certain Income Trusts are treated as grantor trusts for federal income tax purposes and generally pass through tax items such as income, gain or loss. In such cases, we will be required to monitor the individual underlying items of income that we receive from such grantor trusts to determine how we will characterize such income for purposes of meeting the income distribution requirements applicable to RICs. See “Tax Matters — Qualification as a RIC.”

Beginning in 2011, Canadian royalty and income trusts are subject to an entity level tax, as a result of Canadian legislation passed in 2006. Previously, Canadian royalty and income trusts were not subject to tax at the entity level. The impact on distributions paid by these trusts, as a result of the entity level tax, is not fully known.

Tax Law Change Risk.  Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect us or the Energy Companies in which we invest. Any such changes could negatively impact the holders of our securities. Legislation could also negatively impact the amount and tax characterization of Distributions received by our common stockholders.

RISKS ASSOCIATED WITH AN INVESTMENT IN NON-U.S. COMPANIES

Non-U.S. Securities Risk.  Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in currency exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; greater price volatility and illiquidity; different trading and settlement practices; less governmental supervision; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; confiscatory taxation; and different accounting, auditing and financial recordkeeping standards and requirements.

Non-U.S. Currency Risk.  Because we invest in securities denominated or quoted in non-U.S. currencies, changes in the non-U.S. currency/United States dollar exchange rate may affect the value of our securities and the unrealized appreciation or depreciation of investments.

DELAY IN USE OF PROCEEDS

Although we intend to invest the proceeds of this offering in accordance with our investment objective as soon as practicable, such investments may be delayed if suitable investments are unavailable at the time, if market conditions and trading volumes of the securities of Energy Companies in which we intend to invest are not favorable at the time, or for other reasons. Pending such investment, the proceeds of the offering may temporarily be invested in cash, cash equivalents, short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments. Income we received from these securities would likely be less than returns sought pursuant to our investment objective and policies. See “Use of Proceeds.”

EQUITY SECURITIES RISK

The equity securities of the Energy Companies in which we invest may be subject to general movements in the stock market, and a significant drop in the stock market may depress the price of securities to which we have exposure. Equity securities prices fluctuate for several reasons, including changes in the financial condition of a particular issuer (generally measured in terms of distributable cash flow in the case of Master Limited Partnerships and Income Trusts), investors’ perceptions of Energy Companies, the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, the prices of Energy Company equity securities may be sensitive to rising interest rates given their yield-based nature.

Certain of the Energy Companies in which we invest may have comparatively smaller capitalizations than other companies. Investing in the securities of smaller Energy Companies presents some unique investment risks. These Energy Companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger Energy Companies and may be more vulnerable to adverse general market or economic developments. Stocks of smaller Energy Companies may be less liquid than those of larger Energy Companies and may experience greater price fluctuations than larger Energy Companies. In addition, small-cap securities may not be widely followed by the investment community, which may result in reduced demand.

DEBT SECURITIES RISKS

Debt securities in which we invest are subject to many of the risks described elsewhere in this section. In addition, they are subject to credit risk, and, depending on their quality, other special risks.

Credit Risk.  An issuer of a debt security may be unable to make interest payments and repay principal. We could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security by rating agencies may further decrease its value. Additionally, a portfolio company may issue to us a debt security that has payment-in-kind interest, which represents contractual interest added to the principal balance and due at the maturity date of the debt security in which we invest. It is possible that by effectively increasing the principal balance payable to us or deferring cash payment of such interest until maturity, the use of payment-in-kind features will increase the risk that such amounts will become uncollectible when due and payable.

Below Investment Grade and Unrated Debt Securities Risk.  Below investment grade debt securities in which we may invest are rated from B3 to Ba1 by Moody’s, from B- to BB+ by Fitch or Standard & Poor’s, or comparably rated by another rating agency. Below investment grade and unrated debt securities generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following: greater yield and price volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses to seek recovery from issuers who default.

In addition, the prices of these below investment grade and other unrated debt securities in which we may invest are more sensitive to negative developments, such as a decline in the issuer’s revenues, downturns in profitability in the energy industry or a general economic downturn, than are the prices of higher grade securities. Below investment grade and unrated debt securities tend to be less liquid than investment grade securities and the market for below investment grade and unrated debt securities could contract further under adverse market or economic conditions. In such a scenario, it may be more difficult for us to sell these securities in a timely manner or for as high a price as could be realized if such securities were more widely traded. The market value of below investment grade and unrated debt securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market’s perception of the creditworthiness of the issuer and short-term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates. In the event of a default by a below investment grade or unrated debt security held in our portfolio in the payment of principal or interest, we may incur additional expense to the extent we are required to seek recovery of such principal or interest. For a further description of below investment grade and unrated debt securities and the risks associated therewith, see “Investment Objective and Policies.”

Prepayment Risk.  Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer thereof to prepay principal prior to the debt instrument’s stated maturity. This is known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance their debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in our portfolio are called or redeemed, we may be forced to reinvest in lower yielding securities.

RISKS ASSOCIATED WITH AN INVESTMENT IN INITIAL PUBLIC OFFERINGS (“IPOS”)

Securities purchased in IPOs are often subject to the general risks associated with investments in companies with small market capitalizations, and typically to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile. At any particular time or from time to time, we may not be able to invest in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to us. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Our investment performance during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so.

RISKS ASSOCIATED WITH A PRIVATE INVESTMENT IN A PUBLIC ENTITY (“PIPE”) TRANSACTION

PIPE investors purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. Because the sale of the securities is not registered under the Securities Act of 1933, as amended (the “Securities Act”), the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Until we can sell such securities into the public markets, our holdings will be less liquid and any sales will need to be made pursuant to an exemption under the Securities Act.

PRIVATELY HELD COMPANY RISK

Investing in privately held companies involves risk. For example, privately held companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, our Adviser may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which we invest. In addition, the securities of privately held companies are generally illiquid, and entail the risks described under “— Liquidity Risk” below.

LIQUIDITY RISK

Securities with limited trading volumes may display volatile or erratic price movements. Kayne Anderson is one of the largest investors in certain sub-sectors of Energy Companies. Thus, it may be more difficult for us to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. Larger purchases or sales of these securities by us in a short period of time may cause abnormal movements in the market price of these securities. As a result, these securities may be difficult to dispose of at a fair price at the times when we believe it is desirable to do so. These securities are also more difficult to value, and our Adviser’s judgment as to value will often be given greater weight than market quotations, if any exist. Investment of our capital in securities that are less actively traded or over time experience decreased trading volume may restrict our ability to take advantage of other market opportunities.

We also invest in unregistered or otherwise restricted securities. The term “restricted securities” refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act of 1933, as amended (the “Securities Act”) unless an exemption from such registration is available. Restricted securities may be more difficult to value and we may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, we, where we have contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that we could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquirer of the securities. We would, in either case, bear the risks of any downward price fluctuation during that period. The difficulties and delays associated with selling restricted securities could result in our inability to realize a favorable price upon disposition of such securities, and at times might make disposition of such securities impossible.

Our investments in restricted securities may include investments in private companies. Such securities are not registered under the Securities Act until the company becomes a public company. Accordingly, in addition to the risks described above, our ability to dispose of such securities on favorable terms would be limited until the portfolio company becomes a public company.

INFLATION RISK

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of our securities and Distributions and dividends that we pay declines.

PORTFOLIO TURNOVER RISK

We anticipate that our annual portfolio turnover rate will range between 50-70%, but the rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in our Adviser’s execution of investment decisions. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us. See “Investment Objective and Policies — Investment Practices — Portfolio Turnover.”

INTEREST RATE HEDGING RISK

We hedge against interest rate risk resulting from our leveraged capital structure. We do not intend to hedge interest rate risk of portfolio holdings. Interest rate transactions that we may use for hedging purposes will expose us to certain risks that differ from the risks associated with our portfolio holdings. There are economic costs of hedging reflected in the price of interest rate swaps and similar techniques, the cost of which can be significant. In addition, our success in using hedging instruments is subject to our Adviser’s ability to predict correctly changes in the relationships of such hedging instruments to our leverage risk, and there can be no assurance that our Adviser’s judgment in this respect will be accurate. To the extent there is a decline in interest rates, the value of interest rate swaps could decline, and result in a decline in the net asset value of our common stock. In addition, if the counterparty to an interest rate swap defaults, we would not be able to use the anticipated net receipts under the interest rate swap to offset our cost of financial leverage.

DERIVATIVES RISK

We may purchase and sell derivative investments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income, interest rate and currency indices, and other financial instruments, enter into total return swaps and various interest rate transactions such as swaps or credit default swaps. We also may purchase derivative investments that combine features of these instruments. The use of derivatives has risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on our ability to predict pertinent market movements, which cannot be assured. Thus, the use of derivatives may result in losses greater than if they had not been used, may require us to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an investment or may cause us to hold a security that we might otherwise sell. Additionally, amounts paid by us as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to us for investment purposes.

We currently expect to write covered call options. As the writer of a covered call option, during the option’s life we give up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but we retain the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. There can be no assurance that a liquid market will exist when we seek to close out an option position. If trading were suspended in an option purchased by us, we would not be able to close out the option. If we were unable to close out a covered call option that we had written on a security, we would not be able to sell the underlying security unless the option expired without exercise.

Depending on whether we would be entitled to receive net payments from the counterparty on a swap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the performance of our common stock. In addition, at the time an interest rate transaction reaches its scheduled termination date, there is a risk that we would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of our common stock. If we fail to maintain any required asset coverage ratios in connection with any use by us of Leverage Instruments, we may be required to redeem or prepay some or all of the Leverage Instruments. Such redemption or prepayment would likely result in our seeking to terminate early all or a portion of any swap transaction. Early termination of a swap could result in a termination payment by or to us.

We segregate liquid assets against or otherwise cover our future obligations under such swap transactions, in order to provide that our future commitments for which we have not segregated liquid assets against or otherwise covered, together with any outstanding borrowings, do not exceed 33 1/3% of our total assets less liabilities (other than the amount of our borrowings). In addition, such transactions and other use of Leverage Instruments by us are subject to the asset coverage requirements of the 1940 Act, which generally restrict us from engaging in such transactions unless the value of our total assets less liabilities (other than the amount of our borrowings) is at least 300% of the principal amount of our borrowings and the value of our total assets less liabilities (other than the amount of our Leverage Instruments) are at least 200% of the principal amount of our Leverage Instruments.

The use of interest rate and commodity swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on market conditions in general, our use of swaps could enhance or harm the overall performance of our common stock. For example, we may use interest rate swaps in connection with any use by us of Leverage Instruments. To the extent interest rates decline, the value of the interest rate swap could decline, and could result in a decline in the net asset value of our common stock. In addition, if short-term interest rates are lower than our fixed rate of payment on the interest rate swap, the swap will reduce our net earnings. As of March 31, 2011, we had no interest rate swaps outstanding.

Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that we are contractually obligated to make. If the counterparty defaults, we would not be able to use the anticipated net receipts under the swap to offset any declines in the value of our portfolio assets being hedged or the increase in our cost of Leverage Instruments. Depending on whether we would be entitled to receive net payments from the counterparty on the swap, which in turn would depend on the general state of the market rates at that point in time, such a default could negatively impact the performance of our common stock.

SHORT SALES RISK

Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the short seller to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

Our obligation to replace a borrowed security is secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. We also are required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which we borrowed the security regarding payment over of any payments received by us on such security, we may not receive any payments (including interest) on the collateral deposited with such broker-dealer.

RISKS RELATED TO OUR BUSINESS AND STRUCTURE

USE OF LEVERAGE

We currently utilize Leverage Instruments and intend to continue to do so. Under normal market conditions, our policy is to utilize Leverage Instruments in an amount that represents approximately 30% - 33% of our total assets, including proceeds from such Leverage Instruments. However, based on market conditions at the time, we may use Leverage Instruments in amounts that represent greater than 33% leverage to the extent permitted by the 1940 Act. As of November 30, 2010, our Leverage Instruments represented approximately 30% of our total assets. Leverage Instruments have seniority in liquidation and distribution rights over our common stock.

As of March 31, 2011, we had $250 million of Senior Notes outstanding and had $49 million borrowed under our revolving credit facility. As of March 31, 2011, we had $90 million of Series A MRP Shares outstanding. Our revolving credit facility has a term of three years and matures on June 11, 2013. Our Senior Notes and Series A MRP Shares have maturity dates ranging from 2011 to 2017. If we are unable to renew or refinance our credit facility prior to maturity or if we are unable to refinance our Senior Notes or Series A MRP Shares as they mature, we may be forced to sell securities in our portfolio to repay debt as it matures. If we are required to sell portfolio securities to repay outstanding debt, such sales may be at prices lower than what we would otherwise realize if were not required to sell such securities at such time. Additionally, we may be unable to refinance our debt or sell a sufficient amount of portfolio securities to repay debt as it matures, which could cause an event of default on our debt securities.

Leverage Instruments constitute a substantial lien and burden by reason of their prior claim against our income and against our net assets in liquidation. The rights of lenders to receive payments of interest on and repayments of principal of any borrowings are senior to the rights of holders of common stock and preferred stock, with respect to the payment of distributions or upon liquidation. We may not be permitted to declare dividends or distributions with respect to common stock or preferred stock, or purchase common stock or preferred stock unless at such time we meet certain asset coverage requirements and no event of default exists under any borrowings. In addition, we may not be permitted to pay Distributions on common stock unless all distributions on preferred stock and/or accrued interest on borrowings have been paid, or set aside for payment.

In an event of default under any borrowing, the lenders have the right to cause a liquidation of collateral (i.e., sell our assets) and, if any such default is not cured, the lenders may be able to control the liquidation as well. If an event of default occurs, or in an effort to avoid an event of default, we may be forced to sell securities at inopportune times and, as a result, receive lower prices for such security sales.

Certain types of leverage, including the Senior Notes, subject us to certain affirmative covenants relating to asset coverage and our portfolio composition, and may impose special restrictions on our use of various investment techniques or strategies or in our ability to pay Distributions on common stock and preferred stock in certain instances. In addition, we are subject to certain negative covenants relating to transactions with affiliates, mergers and consolidation, among others. We are also subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which issue ratings for Leverage Instruments issued by us. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Kayne Anderson does not believe that these covenants or guidelines will impede it from managing our portfolio in accordance with our investment objective and policies.

TAX RISKS

In addition to other risk considerations, an investment in our securities will involve certain tax risks, including, but not limited to, the risks summarized below and discussed in more detail in this prospectus. Tax matters are very complicated, and the federal, state, local and foreign tax consequences of an investment in and holding of our securities will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect such investors.

We cannot assure you what percentage of the Distributions paid on our common stock, if any, will be treated as qualified dividend income, long-term capital gain or return of capital or what the tax rates on various types of income or gain will be in future years. The favorable rates on qualified dividend income and long-term capital gains are currently scheduled to increase for certain income received or gains realized for taxable years beginning after December 31, 2012.

Failure to Qualify as a Regulated Investment Company.  To qualify as a RIC under the Code, we must meet certain income source, asset diversification and annual distribution requirements. The annual distribution requirement for a RIC is satisfied if we distribute at least 90% of our “investment company taxable income” (which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and net tax-exempt interest, if any, to our stockholders on an annual basis. Any Leverage Instruments currently outstanding or that we issue in the future would subject us to certain asset coverage ratio requirements under the 1940 Act as an investment company, and we may be subject to financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to qualify as a RIC and, thus, may be subject to income tax as an ordinary corporation.

To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each quarter of each taxable year. In particular, in order to meet the asset diversification requirement for a RIC, we must diversify our holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of our total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of our total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, the securities (other than the securities of other RICs) of any two or more issuers that we control (by owning 20% or more of their voting power) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

To qualify as a RIC, we must also meet certain income source requirements. In order to meet the income source requirement for a RIC, at least 90% of our gross income in each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to our business of investing in such stock, securities, or currencies, and net income derived from interests in qualified publicly traded partnerships. Income derived from a partnership (other than a qualified publicly traded partnership) is treated for purposes of the 90% gross income test as if the income of the partnership was earned directly by the RIC. We may invest in certain equity securities issued by non-traded limited partnerships, and income earned with respect to such partnerships may not be qualifying income for purposes of the 90% gross income test. Although we do not anticipate income from our direct investments in the equity securities of non-traded limited partnerships to exceed the limits set forth above, we cannot be certain that this will be the case. Failure to comply with the 90% gross income test may result in our having to dispose of certain investments at times we would not consider advantageous in order to prevent the loss of RIC status. Any such dispositions could be made at disadvantageous prices and may result in substantial losses.

If, in any year, we fail to qualify as a RIC for any reason, we would be taxed as an ordinary corporation and would become (or remain) subject to corporate income tax. The resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our Distributions. Such a failure would have a material adverse effect on us and our stockholders. In such circumstances, we could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial

Distributions before requalifying as a RIC that is accorded special treatment. In such case, Distributions to our common stockholders generally would be eligible (i) for treatment as qualified dividend income in the case of individual stockholders, and (ii) for the dividends-received deduction in the case of corporate stockholders, provided certain holding period requirements were satisfied.

Deferred Tax Risks of Investing in our Securities.  A reduction in the return of capital portion of the distributions that we receive from our portfolio investments or an increase in our earnings and profits and portfolio turnover may reduce that portion of our Distribution treated as a tax-deferred return of capital and increase that portion treated as a dividend, resulting in lower after-tax Distributions and dividends to our common and preferred stockholders. See “Tax Matters.”

Tax Law Change Risk.  Under the current law, qualified dividend income received by individual stockholders is taxed at a maximum federal tax rate of 15% for individuals, provided a holding period requirement and certain other requirements are met. This reduced rate of tax on qualified dividend income is currently scheduled to revert to ordinary income rates for taxable years beginning after December 31, 2012 and the maximum 15% federal income tax rate for long-term capital gain is scheduled to revert to 20% (or 18% for assets held more than five years) for such taxable years. We anticipate that only a portion of our Distributions generally will be eligible for tax treatment as qualified dividend income.

MANDATORY REDEEMABLE PREFERRED SHARES ACCOUNTING DESIGNATION RISK

We believe that because our mandatory redeemable preferred shares have a fixed term, under generally accepted accounting principles, we are required to classify those outstanding preferred shares as debt securities on our financial statements.

MANAGEMENT RISK; DEPENDENCE ON KEY PERSONNEL OF KAYNE ANDERSON

Our portfolio is subject to management risk because it is actively managed. Our Adviser applies investment techniques and risk analyses in making investment decisions for us, but there can be no guarantee that they will produce the desired results.

We depend upon Kayne Anderson’s key personnel for our future success and upon their access to certain individuals and investments in Energy Companies. In particular, we depend on the diligence, skill and network of business contacts of our portfolio managers, who evaluate, negotiate, structure, close and monitor our investments. These individuals do not have long-term employment contracts with Kayne Anderson, although they do have equity interests and other financial incentives to remain with Kayne Anderson. For a description of Kayne Anderson, see “Management — Investment Adviser.” We also depend on the senior management of Kayne Anderson. The departure of any of our portfolio managers or the senior management of Kayne Anderson could have a material adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that our Adviser will remain our investment adviser or that we will continue to have access to Kayne Anderson’s industry contacts and deal flow.

CONFLICTS OF INTEREST OF KAYNE ANDERSON

Conflicts of interest may arise because Kayne Anderson and its affiliates generally carry on substantial investment activities for other clients in which we will have no interest. Kayne Anderson or its affiliates may have financial incentives to favor certain of such accounts over us. Any of their proprietary accounts and other customer accounts may compete with us for specific trades. Kayne Anderson or its affiliates may buy or sell securities for us which differ from securities bought or sold for other accounts and customers, even though their investment objectives and policies may be similar to ours. Situations may occur when we could be disadvantaged because of the investment activities conducted by Kayne Anderson or its affiliates for their other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for us and the other accounts, thereby limiting the size of our position, or the difficulty of liquidating an investment for us and the other accounts where the market cannot absorb the sale of the combined position.

Our investment opportunities may be limited by affiliations of Kayne Anderson or its affiliates with Energy Companies. Additionally, to the extent that Kayne Anderson sources and structures private investments in Energy Companies, certain employees of Kayne Anderson may become aware of actions planned by these companies, such as acquisitions, that may not be announced to the public. It is possible that we could be precluded from investing in a company about which Kayne Anderson has material non-public information; however, it is Kayne Anderson’s intention to ensure that any material non-public information available to certain Kayne Anderson employees not be shared with those employees responsible for the purchase and sale of publicly traded securities.

Our Adviser also manages Kayne Anderson MLP Investment Company, a closed-end investment company listed on the NYSE under the ticker “KYN,” Kayne Anderson Energy Development Company, a closed-end investment company listed on the NYSE under the ticker “KED,” Kayne Anderson Midstream/Energy Fund, Inc., a closed-end investment management company listed on the NYSE under the ticker “KMF,” and two private investment funds, KA First Reserve, LLC and KA First Reserve XII, LLC, which together had approximately $406 million in combined total assets as of March 31, 2011, and KACALP manages several private investment funds (collectively, “Affiliated Funds”). Some of the Affiliated Funds have investment objectives that are similar to or overlap with ours. In particular, certain Affiliated Funds invest in MLPs and Energy Companies. Further, our Adviser may at some time in the future, manage other investment funds with the same investment objective as ours.

Investment decisions for us are made independently from those of Kayne Anderson’s other clients; however, from time to time, the same investment decision may be made for more than one fund or account. When two or more clients advised by Kayne Anderson or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold are allocated among the clients on a good faith equitable basis by Kayne Anderson in its discretion in accordance with the clients’ various investment objectives and procedures adopted by Kayne Anderson and approved by our Board of Directors. In some cases, this system may adversely affect the price or size of the position we may obtain. In other cases, however, our ability to participate in volume transactions may produce better execution for us.

As discussed above, under the 1940 Act, we and our affiliates, including Affiliated Funds, may be precluded from co-investing in private placements of securities, including in any portfolio companies that we control. Except as permitted by law, Kayne Anderson will not co-invest its other clients’ assets in the private transactions in which we invest. Kayne Anderson will allocate private investment opportunities among its clients, including us, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an Affiliated Fund rather than to us. The policies contemplate that Kayne Anderson will exercise discretion, based on several factors relevant to the determination, in allocating the entirety, or a portion, of such investment opportunities to an Affiliated Fund, in priority to other prospectively interested advisory clients, including us. In this regard, when applied to specified investment opportunities that would normally be suitable for us, the allocation policies may result in certain Affiliated Funds having greater priority than us to participate in such opportunities depending on the totality of the considerations, including, among other things, our available capital for investment, our existing holdings, applicable tax and diversification standards to which we may then be subject and the ability to efficiently liquidate a portion of our existing portfolio in a timely and prudent fashion in the time period required to fund the transaction.

The investment management fee paid to our Adviser is based on the value of our assets, as periodically determined. A significant percentage of our assets may be illiquid securities acquired in private transactions for which market quotations will not be readily available. Although we will adopt valuation procedures designed to determine valuations of illiquid securities in a manner that reflects their fair value, there typically is a range of prices that may be established for each individual security. Senior management of our Adviser, our Board of Directors and its Valuation Committee, and a third-party valuation firm participate in the valuation of our securities. See “Net Asset Value.”

RISK OF OWNING SECURITIES OF AFFILIATES

From time to time, we may “control” or may be an “affiliate” of one or more of our portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, we would “control” a portfolio company if we owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its outstanding voting securities or any of Kayne Anderson’s employees serves as a director of such company. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including our investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

We believe that there is significant ambiguity in the application of existing SEC staff interpretations of the term “voting security” to complex structures such as limited partnership interests of Master Limited Partnerships in which we invest. As a result, it is possible that the SEC staff may consider that the certain securities investments in limited partnerships are voting securities under the staff’s prevailing interpretations of this term. If such determination is made, we may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In light of the ambiguity of the definition of voting securities, we do not intend to treat any class of limited partnership interests of Master Limited Partnerships we hold as “voting securities” unless the security holders of such class currently have the ability, under the partnership agreement, to remove the general partner (assuming a sufficient vote of such securities, other than securities held by the general partner, in favor of such removal) or we have an economic interest of sufficient size that otherwise gives us the de facto power to exercise a controlling influence over such Master Limited Partnership. We believe this treatment is appropriate given that the general partner controls the Master Limited Partnership, and without the ability to remove the general partner or the power to otherwise exercise a controlling influence over the Master Limited Partnership due to the size of an economic interest, the security holders have no control over the Master Limited Partnership.

There is no assurance that the SEC staff will not consider that other limited partnership securities that we own and do not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, we will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. We or any portfolio company that we control, and our affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. We cannot assure you, however, that we would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if we were allowed to engage in such a transaction that the terms would be more or as favorable to us or any company that we control as those that could be obtained in arms length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for us or on the type of investments that we could make.

CERTAIN AFFILIATIONS

We are affiliated with KA Associates, Inc., a Financial Industry Regulatory Authority, Inc. (“FINRA”), member broker-dealer. Absent an exemption from the SEC or other regulatory relief, we are generally precluded from effecting certain principal transactions with affiliated brokers, and our ability to utilize affiliated brokers for agency transactions is subject to restrictions. This could limit our ability to engage in securities transactions and take advantage of market opportunities.

VALUATION RISK

Market prices may not be readily available for certain of our investments in restricted or unregistered investments in public companies or investments in private companies. The value of such investments will ordinarily be determined based on fair valuations determined by the Board of Directors or its designee pursuant to procedures adopted by the Board of Directors. Restrictions on resale or the absence of a liquid secondary market may adversely affect our ability to determine our net asset value. The sale price of securities that are not readily marketable may be lower or higher than our most recent determination of their fair value. Additionally, the value of these securities typically requires more reliance on the judgment of our Adviser than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, we may not be able to realize these securities’ true value or may have to delay their sale in order to do so.

ANTI-TAKEOVER PROVISIONS

Our Charter, Bylaws and the Maryland General Corporation Law include provisions that could limit the ability of other entities or persons to acquire control of us, to convert us to open-end status, or to change the composition of our Board of Directors. We have also adopted other measures that may make it difficult for a third party to obtain control of us, including provisions of our Charter classifying our Board of Directors in three classes serving staggered three-year terms, and provisions authorizing our Board of Directors, without stockholder approval, to classify or reclassify shares of our stock in one or more classes or series to cause the issuance of additional shares of our stock and to amend our Charter to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our Charter and Bylaws, could have the effect of discouraging, delaying, deferring or preventing a transaction or a change in control that might otherwise be in the best interests of our stockholders. As a result, these provisions may deprive our common stockholders of opportunities to sell their common stock at a premium over the then current market price of our common stock. See “Description of Capital Stock.”

ADDITIONAL RISKS RELATED TO OUR COMMON STOCK

MARKET PRICE DISCOUNT FROM NET ASSET VALUE RISK

Our common stock has traded both at a premium and at a discount to our net asset value. The last reported sale price, as of March 31, 2011 was $31.64 per share. Our net asset value per share and percentage premium to net asset value per share of our common stock as of March 31, 2011 were $29.32 and 7.9%, respectively. There is no assurance that this premium will continue after the date of this prospectus or that our common stock will not again trade at a discount. Shares of closed-end investment companies frequently trade at a discount to their net asset value. This characteristic is a risk separate and distinct from the risk that our net asset value could decrease as a result of our investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. Although the value of our net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of our common stock depends upon whether the market price of our common stock at the time of sale is above or below the investor’s purchase price for our common stock. Because the market price of our common stock is affected by factors such as net asset value, Distribution levels (which are dependent, in part, on expenses), supply of and demand for our common stock, stability of Distributions, trading volume of our common stock, general market and economic conditions, and other factors beyond our control, we cannot predict whether our common stock will trade at, below or above net asset value or at, below or above the offering price.

LEVERAGE RISK TO COMMON STOCKHOLDERS

The issuance of Leverage Instruments represents the leveraging of our common stock. Leverage is a technique that could adversely affect our common stockholders. Unless the income and capital appreciation, if any, on securities acquired with the proceeds from Leverage Instruments exceed the costs of the leverage, the use of leverage could cause us to lose money. When leverage is used, the net asset value and market value of our common stock will be more volatile. There is no assurance that our use of leverage will be successful.

Our common stockholders bear the costs of leverage through higher operating expenses. Our common stockholders also bear management fees, whereas, holders of Senior Notes or preferred stock do not bear management fees. Because management fees are based on our total assets, our use of leverage increases the effective management fee borne by our common stockholders. In addition, the issuance of additional senior securities by us would result in offering expenses and other costs, which would ultimately be borne by our common stockholders. Fluctuations in interest rates could increase our interest or dividend payments on

Leverage Instruments and could reduce cash available for Distributions on common stock. Certain Leverage Instruments are subject to covenants regarding asset coverage, portfolio composition and other matters, which may affect our ability to pay Distributions to our common stockholders in certain instances. We may also be required to pledge our assets to the lenders in connection with certain other types of Indebtedness.

Leverage involves other risks and special considerations for common stockholders including: the likelihood of greater volatility of net asset value and market price of our common stock than a comparable portfolio without leverage; the risk of fluctuations in dividend rates or interest rates on Leverage Instruments; that the dividends or interest paid on Leverage Instruments may reduce the returns to our common stockholders or result in fluctuations in the Distributions paid on our common stock; the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of our common stock than if we were not leveraged, which may result in a greater decline in the market price of our common stock; and when we use financial leverage, the investment management fee payable to Kayne Anderson may be higher than if we did not use leverage.

While we may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that we will actually reduce leverage in the future or that any reduction, if undertaken, will benefit our common stockholders. Changes in the future direction of interest rates are very difficult to predict accurately. If we were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely result in a reduction in income and/or total returns to common stockholders relative to the circumstance if we had not reduced leverage. We may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and the price of our common stock if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

Finally, the 1940 Act provides certain rights and protections for preferred stockholders which may adversely affect the interests of our common stockholders. See “Description of Capital Stock.”

ADDITIONAL RISKS RELATED TO OUR PREFERRED STOCK

An investment in our preferred stock is subject to the following additional risks:

RATINGS AND ASSET COVERAGE RISK

Rating agencies have in the past, and may in the future, downgrade the ratings assigned to our senior securities, which may make your securities less liquid in the secondary market. In February 2010, Moody’s announced that it had downgraded our Series A, B and C Senior Notes to “Aa1” from “Aaa.” Moody’s assigned our Series D and E Senior Notes, which we issued in March 2010, a rating of “Aa1.” Fitch has assigned all our Senior Notes a rating of “AAA.” Moody’s and Fitch have also assigned to our Series A MRP Shares ratings of “A1” and “AA,” respectively.

A rating may not fully or accurately reflect all of the risks associated with a senior security. If a rating agency downgrades the ratings assigned to our senior securities, we may be required to alter our portfolio or redeem our senior securities. We may voluntarily redeem our securities under certain circumstances to the extent permitted under the terms of such securities, which may require that we meet specified asset maintenance tests and other requirements.

To the extent that preferred stock offered hereby are rated of similar or the same ratings as those respectively assigned to outstanding Series A MRP Shares and Senior Notes, the ratings do not eliminate or necessarily mitigate the risks of investing in our senior securities.

We have issued Senior Notes, which constitute or will constitute senior securities representing indebtedness, as defined in the 1940 Act. Accordingly, the value of our total assets, less all our liabilities and indebtedness not represented by such Senior Notes and debt securities, must be at least equal to 300% of the aggregate principal value of such Senior Notes and debt securities. Upon the issuance of our preferred stock, the value of our total assets, less all our liabilities and indebtedness not represented by senior securities must be at least equal, immediately after the issuance of preferred stock, to 200% of the aggregate principal value of the Senior Notes, any debt securities and our preferred stock.

We may issue senior securities with asset coverage or portfolio composition provisions in addition to, and more stringent than, those required by the 1940 Act. In addition, restrictions have been and may be imposed by the rating agencies on certain investment practices in which we may otherwise engage. Any lender with respect to any additional borrowings by us may require additional asset coverage and portfolio composition provisions as well as restrictions on our investment practices.

SENIOR LEVERAGE RISK TO PREFERRED STOCKHOLDERS

Because we have outstanding borrowings and may issue additional debt securities, which are senior to our preferred stock, we are prohibited from declaring, paying or making any dividends on our preferred stock unless we satisfy certain conditions. We are also prohibited from declaring, paying or making any Distributions on common stock unless we satisfy certain conditions. See “Description of Capital Stock — Preferred Stock — Limitations on Distributions.”

Our borrowings may constitute a substantial burden on our preferred stock by reason of their prior claim against our income and against our net assets in liquidation. We may not be permitted to declare dividends or other distributions, including with respect to our preferred stock, or purchase or redeem shares, including preferred stock, unless (1) at the time thereof we meet certain asset coverage requirements and (2) there is no event of default under our borrowings that is continuing. See “Description of Capital Stock — Preferred Stock — Limitations on Distributions.” In the event of a default under our borrowings, the holders of our debt securities have the right to accelerate the maturity of debt securities and the trustee may institute judicial proceedings against us to enforce the rights of holders of debt securities.

DISTRIBUTIONS

We have paid Distributions to common stockholders every fiscal quarter since inception. The following table sets forth information about Distributions we paid to our common stockholders, percentage participation by common stockholders in our dividend reinvestment program and reinvestments and related issuances of additional shares of common stock as a result of such participation (the information in the table is unaudited):

			Amount of	Additional Shares
		Percentage of Common	Corresponding	of Common Stock
		Stockholders Electing	Reinvestment	Issued through
	Amount of	to Participate in	through Dividend	Dividend
Distribution Payment Date	Distribution	Dividend Reinvestment	Reinvestment	Reinvestment
to Common Stockholders	Per Share	Program	Program(1)	Program(1)

October 14, 2005	$0.27	60%	$5,251	—
January 12, 2006	0.40625	53	6,888	—
April 13, 2006	0.415	48	6,460	—
July 13, 2006	0.440	45	6,164	—
October 13, 2006	0.440	42	5,799	240
January 12, 2007	0.445	40	5,607	231
April 13, 2007	0.455	37	5,305	192
July 12, 2007	0.470	35	5,268	103
October 12, 2007	0.470	35	5,250	—
January 11, 2008	0.490	34	5,409	—
April 11, 2008	0.495	32	5,175	3
July 11, 2008	0.530	32	5,408	—
October 10, 2008	0.540	32	5,482	392
January 9, 2009	0.520	31	5,338	379
April 17, 2009	0.480	29	4,512	328
July 10, 2009	0.480	28	4,405	285
October 9, 2009	0.480	27	4,411	224
January 15, 2010	0.480	26	4,250	192
April 16, 2010	0.480	25	4,148	170
July 9, 2010	0.480	23	3,788	167
October 15, 2010	0.480	22	3,608	146
January 14, 2011	0.480	21	3,537	124
April 15, 2011	0.480	21	3,413	120

(1)	Numbers in thousands.

We intend to continue to pay quarterly Distributions to our common stockholders, funded in part by our net distributable income generated from our portfolio investments. The net distributable income generated from our portfolio investments is the amount received by us as cash or paid-in-kind distributions from Energy Companies, interest payments received on debt securities owned by us and other payments on securities owned by us, if any, less operating expenses, and our leverage costs. We expect that a significant portion of our future Distributions will be treated as a return of capital to stockholders for tax purposes.

Our quarterly Distributions to common stockholders, if any, will be determined by our Board of Directors and will be subject to meeting the covenants of our senior securities and asset coverage requirements of the 1940 Act. There is no assurance we will continue to pay regular Distributions or that we will do so at a particular rate.

We pay dividends on the Series A MRP Shares in accordance with the terms thereof. The holders of the Series A MRP Shares shall be entitled to receive quarterly cumulative cash dividends, when, as and if authorized by the Board of Directors at a rate equal to 5.48% per annum. Dividend payment dates with respect to the Series A MRP Shares shall be, with respect to each dividend period, the first business day of the month next following each quarterly dividend period. Quarterly dividend periods end on February 28, May 31, August 31 and November 30 of each year.

We have elected to be treated as a RIC under Subchapter M of the Code. To continue to maintain our RIC status, we must distribute at least 90% of our “investment company taxable income” (which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and net tax-exempt interest out of the assets legally available for distribution. A portion of the cash distributions we receive from our investments will be treated as a return of capital and therefore generally would not be treated as “investment company taxable income.” While we anticipate that we would distribute some or all of such return of capital, we are not required to do so in order to maintain our RIC status. We cannot predict with respect to a given quarter how much of our investment company taxable income will be included in the Distribution we make for that quarter. However, we intend to pay to common stockholders on an annual basis at least 90% of our investment company taxable income. Quarterly Distributions may also include cash received as return of capital from our portfolio investments or return of our investors’ capital. A “return of capital” represents a return of a stockholder’s original investment in our shares, and should not be confused with a dividend from earnings and profits.

In order to avoid certain excise taxes imposed on RICs, we must distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98% of our capital gains in excess of our capital losses for the one-year period ending on November 30, the last day of our taxable year (which we intend to elect to continue to use for this purpose), and (3) any ordinary income and net capital gains for preceding years that were not distributed or taxed during such years. We currently intend to make sufficient Distributions to satisfy the annual distribution requirement and to avoid the excise taxes.

Although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such Distributions, we may in the future decide to retain such capital gains for investment and designate such retained amount as a deemed Distribution. The consequences of our retention of net capital gains are as described under “Tax Matters.”

Various factors will affect the levels of cash we receive from our investments, as well as the amounts of income and return of capital represented by such cash. To permit us to maintain a more stable quarterly Distribution, we may distribute less or more than the entire amount of cash we receive from our investments in a particular period. Any undistributed cash would be available to supplement future Distributions, and until distributed would add to our net asset value. Correspondingly, once distributed, such amounts will be deducted from our net asset value.

The 1940 Act generally limits our long-term capital gain distributions to one per year, except for certain permitted distributions related to our qualification as a RIC. This limitation does not apply to that portion of our Distributions that is not characterized as long-term capital gain (e.g., return of capital or distribution of interest income). Although we have no current plans to do so, we may in the future apply to the SEC for an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting us to make periodic distributions of long-term capital gains provided that our distribution policy with respect to our common stock calls for periodic (e.g., quarterly) Distributions in an amount equal to a fixed percentage of our average net asset value over a specified period of time or market price per common share at or about the time of distribution or pay-out of a level dollar amount. The exemption also would permit us to make distributions with respect to any shares of preferred stock that we may offer hereby in accordance with such shares’ terms. We cannot assure you that if we apply for this exemption, the requested relief will be granted by the SEC in a timely manner, if at all.

Unless you elect to receive your common stock Distributions in cash, they will automatically be reinvested into additional common stock pursuant to our Dividend Reinvestment Plan. Distributions will be treated the same for federal income tax purposes whether paid in cash or reinvested into additional common stock.

DIVIDEND REINVESTMENT PLAN

We have adopted a Dividend Reinvestment Plan (the “Plan”) that provides that unless you elect to receive your Distributions in cash, they will be automatically reinvested by the Plan Administrator, American Stock Transfer & Trust Company (“AST”), in additional shares of our common stock. If you elect to receive your Distributions in cash, you will receive them in cash paid by check mailed directly to you by the Plan Administrator.

No action is required on the part of a registered stockholder to have their cash Distribution reinvested share of our common stock. Unless you or your brokerage firm decides to opt out of the Plan, the number of shares of common stock you will receive will be determined as follows:

(1)	The number of share to be issued to a stockholder shall be based on share price equal to 95% of the closing price of our common stock one day prior to the Distribution payment date.

(2)	Our Board of Directors may, in its sole discretion, instruct us to purchase shares of its Common Stock in the open market in connection with the implementation of the Plan as follows: if our common stock is trading below net asset value at the time of valuation, upon notice from us, the Plan Administrator will receive the Distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause us to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. Provided the Plan Administrator can terminate purchases on the open market, the remaining shares will be issued by us at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then-current market price. It is possible that the average purchase price per share paid by the Plan Administrator may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the Distribution had been paid entirely in common stock issued by us.

You may withdraw from the Plan at any time by giving written notice to the Plan Administrator, or by telephone in accordance with such reasonable requirements as we and the Plan Administrator may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Administrator will sell your shares and send you the proceeds, minus brokerage commissions. The Plan Administrator is authorized to deduct a $15 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

The Plan Administrator maintains all common stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common stock in your account will be held by the Plan Administrator in non-certificated form. The Plan Administrator will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to us. Any proxy you receive will include all common stock you have received under the Plan.

There is no brokerage charge for reinvestment of your Distributions in common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Administrator when it makes open market purchases.

Automatically reinvesting Distributions does not avoid a taxable event or the requirement to pay income taxes due upon receiving Distributions, even though you have not received any cash with which to pay the resulting tax. See “Tax Matters.”

If you hold your common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any Distribution reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Plan Administrator’s fees under the Plan will be borne by us. There is no direct service charge to participants in the Plan; however, we reserve the right to amend or terminate the Plan, including amending the Plan to include a service charge payable by the participants, if in the judgment of the Board of Directors the change is warranted. Any amendment to the Plan, except amendments necessary or appropriate to comply with applicable law or the rules and policies of the SEC or any other regulatory authority, require us to provide at least 30 days written notice to each participant. Additional information about the Plan may be obtained from American Stock Transfer & Trust Company at 6201 15th Avenue, Brooklyn, New York 11219.

INVESTMENT OBJECTIVE AND POLICIES

Our investment objective is to obtain a high total return with an emphasis on current income. There can be no assurance that we will achieve our investment objective. Our investment objective is considered a fundamental policy and therefore may not be changed without the approval of the holders of a “majority of the outstanding” voting securities. When used with respect to our voting securities, a “majority of the outstanding” voting securities means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

We intend to achieve our investment objective by investing in a portfolio of companies in the Energy Sector. Our investments will be focused on securities of Energy Companies, with the majority of our investments in equity securities of MLPs, Energy Marine Transportation Companies and Income Trusts.

The following investment policies are considered non-fundamental and may be changed by the Board of Directors without the approval of the holders of a “majority of the outstanding” voting securities, provided that the holders of such voting securities receive at least 60 days’ prior written notice of any change:

➢	We will invest at least 80% of our total assets in securities of Energy Companies.

➢	We will invest in equity securities such as common stocks, preferred stocks, convertible securities, warrants, depository receipts, and equity interests in MLPs, Energy Marine Transportation Companies, Income Trusts and Other Energy Companies.

➢	We may directly invest up to 25% (or such higher amount as permitted by any applicable tax diversification rules) of our total assets in equity or debt securities of Master Limited Partnerships. This limit does not apply to securities issued by MLP Affiliates or other entities that are not taxed as partnerships that may own interests of Master Limited Partnerships.

➢	We may invest up to 50% of our total assets in unregistered or otherwise restricted equity securities. For purposes of this limitation, “restricted equity securities” include (i) registered equity securities of public companies subject to a lock-up period greater than 30 days, (ii) unregistered equity securities of public companies with registration rights, or (iii) unregistered equity securities of public companies that become freely tradable with the passage of time. However, no more than 25% of our total assets may be invested in (a) subordinated units or (b) equity securities of public companies which, in the reasonable judgment of Kayne Anderson, are not likely to become or convert into securities freely tradable by us within two years of purchase. Further, no more than 10% of our total assets may be invested in private equity securities of privately held companies. Based on current market and regulatory considerations, we anticipate that our investments in restricted equity securities will generally represent approximately 10% to 20% of our total assets.

➢	We may not invest more than 30% of our total assets in debt securities (the “Total Debt Test”), including up to 20% of our total assets in below-investment-grade debt securities which are rated, at the time of investment, at least (i) B3 by Moody’s Investors Service, Inc., (ii) B- by Standard & Poor’s or Fitch Ratings, or (iii) a comparable rating by another rating agency (the “Sub Investment Grade Test”). Additionally, we will not invest more than 5% of our total assets in unrated debt securities. For the avoidance of doubt, unrated debt securities are not included for the purpose of calculating the Sub Investment Grade Test but are included for the purpose of calculating the Total Debt Test. The debt securities in which we invest may have varying maturities which will generally not exceed 30 years.

➢	We will not invest more than 15% of our total assets in any single issuer.

➢	We will not invest directly in commodities.

Unless otherwise stated, all investment restrictions apply at the time of purchase and we will not be required to reduce a position due solely to market value fluctuations. However, although we may not be required to sell securities due to subsequent changes in value, if such changes cause us to have invested less than 80% of our total assets in securities of Energy Companies, we will be required to make future purchases of securities in a manner so as to bring us into compliance with this investment policy.

We will invest primarily in companies located in North America, but may invest in companies located anywhere in the world. We will invest in companies of any market capitalization.

Our investments in unregistered equity securities and unregistered securities convertible into or exercisable for equity securities, of companies (whether publicly traded or privately held) principally engaged in the oil and gas exploration and production business, will be limited to those that (i) are issued under Rule 144A of the Securities Act, or (ii) represent less than 5% of the value of an investment we make primarily in debt securities (e.g., a warrant issued in connection with a debt security).

We generally will seek to enhance our total returns through the use of financial leverage, which may include the issuance of Leverage Instruments. Under normal market conditions, our policy is to utilize Leverage Instruments in an amount that represents approximately 30%-33% of our total assets, including proceeds from such Leverage Instruments. However, based on market conditions at the time, we may use Leverage Instruments in amounts that represent greater than 33% of our total assets to the extent permitted by the 1940 Act. As of November 30, 2010, our Leverage Instruments represented approximately 30% of our total assets. Leverage Instruments have seniority in liquidation and distribution rights over our common stock. Costs associated with any issuance of preferred stock are borne immediately by common stockholders and result in a reduction of the net asset value of our common stock. See “Risk Factors — Risks Related to Our Business and Structure — Use of Leverage.”

OUR PORTFOLIO

At any given time, we expect that our portfolio will have some or all of the types of the following types of investments: (i) equity securities of MLPs, Marine Transportation Companies, Income Trusts and Other Energy Companies and (ii) debt securities of Energy Companies. A description of our investment policies and restrictions and more information about our portfolio investments are contained in this prospectus and our SAI.

INVESTMENT PRACTICES

Covered Calls.  We currently expect to write call options with the purpose of generating realized gains or reducing our ownership of certain securities. We will only write call options on securities that we hold in our portfolio (i.e., covered calls). A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium (or call premium) from the buyer of such call option. If we write a call option on a security, we have the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. When we write a call option, an amount equal to the premium received by us will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by us as realized gains from investments on the expiration date. If we repurchase a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether we have realized a gain or loss. We, as the writer of the option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

Interest Rate Swaps.  We currently expect to utilize hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of our Leverage Instruments. Such interest rate swaps would principally be used to protect us against higher costs on our Leverage Instruments resulting from increases in short-term interest rates. We anticipate that the majority of our interest rate hedges will be interest rate swap contracts with financial institutions.

Use of Arbitrage and Other Derivative-Based Strategies.  We may use short sales, arbitrage and other strategies to try to generate additional return. As part of such strategies, we may (i) engage in paired long-short trades to arbitrage pricing disparities in securities held in our portfolio; (ii) purchase call options or put options, (iii) enter into total return swap contracts; or (iv) sell securities short. Paired trading consists of taking a long position in one security and concurrently taking a short position in another security within the same or an affiliated issuer. With a long position, we purchase a stock outright; whereas with a short position, we would sell a security that we do not own and must borrow to meet our settlement obligations. We will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when we replace the borrowed security. See “Risk Factors — Risks Related to Our Investments and Investment Techniques — Short Sales Risk.” A total return swap is a contract between two parties designed to replicate the economics of directly owning a security. We may enter into total return swaps with financial institutions related to equity investments in certain master limited partnerships.

Other Risk Management Strategies.  To a lesser extent, we may use various hedging and other risk management strategies to seek to manage market risks. Such hedging strategies would be utilized to seek to protect against possible adverse changes in the market value of securities held in our portfolio, or to otherwise protect the value of our portfolio. We may execute our hedging and risk management strategy by engaging in a variety of transactions, including buying or selling options or futures contracts on indexes. See “Risk Factors — Risks Related to Our Investments and Investment Techniques — Derivatives Risk.”

Portfolio Turnover.  We anticipate that our annual portfolio turnover rate will range between 50% - 70%, but the rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the Adviser’s execution of investment decisions. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us. See “Tax Matters.”

Corporate Subsidiary.  In the future, we may form a taxable subsidiary to make and hold investments in accordance with our investment objective. For purposes of determining our compliance with our investment policies, we will include the underlying portfolio securities in our investments in such a subsidiary. However, our investment in such a subsidiary would not be subject to our policy limiting our investments in any single issuer to 15% of our total assets.

Under the current tax diversification rules applicable to RICs, we may directly invest up to 25% of our total assets in Master Limited Partnerships. To the extent permissible by such rules, we may indirectly invest through our subsidiary, a higher amount of our assets in equity or debt securities of Master Limited Partnerships.

Securities issued by certain Energy Companies (such as certain Income Trusts which are taxed as grantor trusts) may not produce “qualified” income for purposes of determining our compliance with the tax diversification rules applicable to RICs. Such securities, if held by our taxable subsidiary, may produce “qualified” income, but the net return to us on such investments would be reduced to the extent that the subsidiary is subject to corporate income taxes. See “Tax Matters — Qualification as a RIC.”

Our investment in such a subsidiary will be valued based on the net asset value of the subsidiary. The net asset value of the subsidiary will be computed by dividing the value of all of the subsidiary’s assets less all of its liabilities, including but not limited to taxes. The subsidiary’s portfolio securities will be valued in accordance with the same valuation procedures applied to our portfolio securities. See “Net Asset Value.”

USE OF LEVERAGE

We generally will seek to enhance our total returns through the use of financial leverage, which may include the issuance of Leverage Instruments. Under normal market conditions, our policy is to utilize Leverage Instruments that represents approximately 30%-33% of our total assets, including proceeds from such Leverage Instruments. However, based on market conditions at the time, we may use Leverage Instruments in amounts that represent greater than 33% leverage to the extent permitted by the 1940 Act. As of November 30, 2010, our Leverage Instruments represented approximately 30% of our total assets. Depending on the type of Leverage Instruments involved, our use of financial leverage may require the approval of our Board of Directors. We anticipate any indebtedness being in the form of bank debt, other forms of borrowings and/or senior notes (“Indebtedness”). Leverage creates a greater risk of loss, as well as potential for more gain, for our common stock than if leverage is not used. Our common stock is junior in liquidation and distribution rights to our Leverage Instruments. We expect to invest the net proceeds derived from any use or issuance of Leverage Instruments according to the investment objective and policies described in this prospectus.

Leverage creates risk for our common stockholders, including the likelihood of greater volatility of net asset value and market price of our common stock, and the risk of fluctuations in distribution rates or interest rates on Leverage Instruments which may affect the return to the holders of our common stock or will result in fluctuations in the Distributions paid by us on our common stock. To the extent the return on securities purchased with funds received from Leverage Instruments exceeds their cost (including increased expenses to us), our total return will be greater than if Leverage Instruments had not been used. Conversely, if the return derived from such securities is less than the cost of Leverage Instruments (including increased expenses to us), our total return will be less than if Leverage Instruments had not been used, and therefore, the amount available for Distribution to our common stockholders will be reduced. In the latter case, our Adviser in its best judgment nevertheless may determine to maintain our leveraged position if it expects that the benefits to our common stockholders of so doing will outweigh the current reduced return.

The fees paid to our Adviser will be calculated on the basis of our total assets including proceeds from Leverage Instruments. During periods in which we use financial leverage, the investment management fee payable to our Adviser may be higher than if we did not use a leveraged capital structure. Consequently, we and our Adviser may have differing interests in determining whether to leverage our assets. Our Board of Directors monitors our use of Leverage Instruments and this potential conflict. The use of leverage creates risks and involves special considerations. See “Risk Factors — Additional Risks Related to Our Common Stock — Leverage Risk to Common Stockholders.”

The Maryland General Corporation Law authorizes us, without prior approval of our common stockholders, to borrow money. In this regard, we may obtain proceeds through Indebtedness and may secure any such Indebtedness by mortgaging, pledging or otherwise subjecting as security our assets. In connection with such Indebtedness, we may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate.

Under the requirements of the 1940 Act, we, immediately after issuing any senior securities representing Indebtedness, must have an “asset coverage” of at least 300% after such issuance. With respect to such issuance, asset coverage means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness issued by us.

The rights of our lenders to receive interest on and repayment of principal of any Indebtedness will be senior to those of our common and preferred stockholders, and the terms of any such Indebtedness may contain provisions which limit certain of our activities, including the payment of dividends or distributions to our common and preferred stockholders in certain circumstances. Under the 1940 Act, we may not declare any dividend or distribution on any class of our capital stock, or purchase any such capital stock, unless our aggregate indebtedness has, at the time of the declaration of any such dividend or distribution, or at the time of any such purchase, an asset coverage of at least 300% after declaring the amount of such dividend, distribution or purchase price, as the case may be. Further, the 1940 Act does (in certain circumstances) grant our lenders certain voting rights in the event of default in the payment of interest on or repayment of principal.

Certain types of Leverage Instruments subject us to certain affirmative covenants relating to asset coverage and portfolio composition and may impose special restrictions on our use of various investment techniques or strategies or on our ability to pay Distributions on common stock in certain circumstances. In addition, we are subject to certain negative covenants relating to transactions with affiliates, mergers and consolidations among others. We are also subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which issue ratings for the Leverage Instruments issued by us. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede our Adviser from managing our portfolio in accordance with our investment objective and policies.

In an event of default under any Indebtedness, the lenders have the right to cause a liquidation of collateral (i.e., sell securities of Energy Companies and other of our assets) and, if any such default is not cured, the lenders may be able to control the liquidation as well. If an event of default occurs or in an effort to avoid an event of default, we may be forced to sell securities at inopportune times and, as a result, receive lower prices for such security sales.

Under the 1940 Act, we are not permitted to issue preferred stock unless immediately after such issuance the value of our total assets less all liabilities and indebtedness not represented by senior securities is at least 200% of the sum of the liquidation value of the outstanding preferred stock plus the aggregate amount of senior securities representing indebtedness. In addition, we are not permitted to declare any Distribution on our common stock unless, at the time of such declaration, our preferred stock has an asset coverage of at least 200%. We intend, to the extent possible, to maintain asset coverage on such preferred stock of at least 200%. If necessary, we will purchase or redeem our preferred stock to maintain an asset coverage ratio of at least 200%. In addition, as a condition to obtaining ratings on the preferred stock, the terms of any preferred stock include asset coverage maintenance provisions which will require the redemption of the preferred stock in the event of non-compliance by us and may also prohibit Distributions on our common stock in such circumstances. In order to meet redemption requirements, we may have to liquidate portfolio securities. Such liquidations and redemptions would cause us to incur related transaction costs and could result in capital losses to us. If we have preferred stock outstanding, two of our directors will be elected by the holders of preferred stock as a class. Our remaining directors will be elected by holders of our common stock and preferred stock voting together as a single class. In the event we fail to pay dividends on our preferred stock for two years, holders of preferred stock would be entitled to elect a majority of our directors.

We may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of our securities. See “Risk Factors — Risks Related to Our Business and Structure — Use of Leverage.”

EFFECTS OF LEVERAGE

As of November 30, 2010, we had five series of Senior Notes outstanding with a total principal amount of $250 million. Four of the series of the Senior Notes have fixed interest rates and one series has a floating interest rate. The following Senior Notes have fixed interest rates: Series A Notes — 5.65% ($9 million outstanding); Series B Notes — 5.90% ($28 million outstanding); Series C Notes — 6.06% ($128 million outstanding) and Series D Notes — 4.15% ($58 million outstanding). The Series E Notes are floating rate notes whose interest payments are based on 3-month LIBOR plus 1.55% ($27 million outstanding).

The interest rates payable by us on our borrowings made under our revolving credit facility with JPMorgan Chase Bank, N.A., Bank of America, N.A., UBS AG, Citibank, N.A., Wells Fargo Bank, N.A. and Royal Bank of Canada may vary between LIBOR plus 1.75% and LIBOR plus 3.00%, depending on asset coverage ratios. Outstanding loan balances will accrue interest daily at a rate equal to LIBOR plus 1.75% per annum based on current asset coverage ratios. As of November 30, 2010, there was $67 million borrowed under our revolving credit facility. We pay a commitment fee equal to a rate of 0.40% per annum on any unused amounts of the credit facility. As of November 30, 2010, the dividend rate for the Series A MRP Shares was 5.48%. Assuming that our leverage costs remain as described above, our average annual cost of leverage would be 4.71%. Total returns generated by our portfolio as of November 30, 2010 must exceed 1.80% in order to cover such leverage cost. These numbers are merely estimates used for illustration; actual dividend or interest rates on the Leverage Instruments will vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common stock total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in our portfolio) of minus 10% to plus 10%. These assumed investment portfolio total returns are hypothetical figures and are not necessarily indicative of the investment portfolio total returns experienced or expected to be experienced by us. See “Risk Factors.” Further, the assumed investment portfolio total returns are after all of our expenses other than expenses associated with leverage, but such leverage expenses are included when determining the common stock total return. The table further reflects the issuance of Leverage Instruments representing 30% of our total assets (actual leverage at November 30, 2010) and our estimated leverage costs of 4.71%. The cost of leverage is expressed as a blended interest/dividend rate and represents the weighted average cost on our Leverage Instruments.

Assumed Portfolio Total Return (Net of Expenses)	(10.0)%	(5.0)%	0%	5.0%	10.0%
Common Stock Total Return	(17.4)%	(10.0)%	(2.6)%	4.7%	12.1%

Common stock total return is composed of two elements: common stock Distributions paid by us (the amount of which is largely determined by our net distributable income after paying interest or dividends on our Leverage Instruments) and gains or losses on the value of the securities we own. As required by SEC rules, the table above assumes that we are more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% we must assume that the distributions we receive on our investments is entirely offset by losses in the value of those securities.

MANAGEMENT

DIRECTORS AND OFFICERS

Our business and affairs are managed under the direction of our Board of Directors, including supervision of the duties performed by our Adviser. Our Board of Directors currently consists of five directors. The Board of Directors consists of a majority of directors who are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our “Independent Directors.” The Board of Directors elects our officers, who serve at the Board’s discretion and are responsible for our day-to-day operations. Additional information regarding our Board and its committees is set forth under “Management” in our SAI.

INVESTMENT ADVISER

KA Fund Advisors, LLC (“KAFA”) is our investment adviser and is registered with the SEC under the Investment Advisers Act of 1940, as amended, or Advisers Act. KAFA also is responsible for managing our business affairs and providing certain clerical, bookkeeping and other administrative services. KAFA is a Delaware limited liability company. The managing member of KAFA is Kayne Anderson Capital Advisors, L.P. (“KACALP”), a California limited partnership and an investment adviser registered with the SEC under the Advisers Act. Kayne Anderson has one general partner, Kayne Anderson Investment Management, Inc., and a number of individual limited partners. Kayne Anderson Investment Management, Inc. is a Nevada corporation controlled by Richard A. Kayne. Kayne Anderson’s predecessor was established as an independent investment advisory firm in 1984.

KAFA’s management of our portfolio is led by two of its Senior Managing Directors, Kevin S. McCarthy and J.C. Frey, who have each served as our portfolio managers since our inception in 2005. Our portfolio managers draw on the research and analytical support of David L. LaBonte, a Senior Managing Director of Kayne Anderson, as well as the experience and expertise of other professionals at Kayne Anderson, including its Chairman, Richard Kayne, and its President and Chief Executive Officer, Robert V. Sinnott, as well as Richard J. Farber, James C. Baker, Jody C. Meraz, Marc A. Minikes, Michael E. Schimmel, David O. Schumacher and Aaron P. Terry.

Kevin S. McCarthy is our Chief Executive Officer and he has served as the Chief Executive Officer and co-portfolio manager of Kayne Anderson MLP Investment Company since June 2004, of Kayne Anderson Energy Development Company since September 2006 and of Kayne Anderson Midstream/Energy Fund, Inc. since August 2010. Mr. McCarthy has served as a Senior Managing Director at KACALP since June 2004 and of KAFA since 2006. Prior to that, Mr. McCarthy was Global Head of Energy at UBS Securities LLC. In this role, Mr. McCarthy had senior responsibility for all of UBS’ energy investment banking activities. Mr. McCarthy was with UBS Securities from 2000 to 2004. From 1995 to 2000, Mr. McCarthy led the energy investment banking activities of Dean Witter Reynolds and then PaineWebber Incorporated. Mr. McCarthy began his investment banking career in 1984. Mr. McCarthy earned a BA degree in Economics and Geology from Amherst College in 1981, and an MBA degree in Finance from the University of Pennsylvania’s Wharton School in 1984.

J.C. Frey is a Senior Managing Director of Kayne Anderson. Mr. Frey serves as portfolio manager of Kayne Anderson’s funds investing in MLP securities, including service as a co-portfolio manager, Executive Vice President, Assistant Secretary and Assistant Treasurer of Kayne Anderson MLP Investment Company, Kayne Anderson Energy Total Return Fund, Kayne Anderson Energy Development Company and Kayne Anderson Midstream/Energy Fund, Inc. Mr. Frey began investing in MLPs on behalf of Kayne Anderson in 1998 and has served as portfolio manager of Kayne Anderson’s MLP funds since their inception in 2000. Prior to joining Kayne Anderson in 1997, Mr. Frey was a CPA and audit manager in KPMG Peat Marwick’s financial services group, specializing in banking and finance clients, and loan securitizations. Mr. Frey graduated from Loyola Marymount University with a BS degree in Accounting in 1990. In 1991, he received a Master’s degree in Taxation from the University of Southern California.

Richard A. Kayne is Chairman of Kayne Anderson and its affiliated broker-dealer, KA Associates, Inc. Mr. Kayne began his career in 1966 as an analyst with Loeb, Rhodes & Co. in New York. Prior to forming

Kayne Anderson’s predecessor in 1984, Mr. Kayne was a principal of Cantor Fitzgerald & Co., Inc., where he managed private accounts, a hedge fund and a portion of the firm’s capital. Mr. Kayne is a trustee of and the former Chairman of the Investment Committee of the University of California at Los Angeles Foundation, and is a trustee and Co-Chairman of the Investment Committee of the Jewish Community Foundation of Los Angeles. Mr. Kayne earned a BS degree in Statistics from Stanford University in 1966 and an MBA degree from UCLA’s Anderson School of Management in 1968.

Robert V. Sinnott is President and Chief Executive Officer for Kayne Anderson. Mr. Sinnott is a member of the Board of Directors of Plains All American Pipeline, LP and Kayne Anderson Energy Development Company. He joined Kayne Anderson in 1992. From 1986 to 1992, Mr. Sinnott was Vice President and senior securities officer of Citibank’s Investment Banking Division, concentrating in high-yield corporate buyouts and restructuring opportunities. From 1981 to 1986, Mr. Sinnott served as Director of corporate finance for United Energy Resources, a pipeline company. Mr. Sinnott began his career in the financial industry in 1976 as a Vice President and debt analyst for Bank of America in its oil and gas finance department. Mr. Sinnott graduated from the University of Virginia in 1971 with a BA degree in Economics. In 1976, Mr. Sinnott received an MBA degree in Finance from Harvard University.

James C. Baker is a Senior Managing Director of Kayne Anderson, providing analytical support for investments in the energy sector. He also serves as our Executive Vice President and as Executive Vice President of Kayne Anderson MLP Investment Company, Kayne Anderson Energy Development Company and Kayne Anderson Midstream/Energy Fund, Inc. Prior to joining Kayne Anderson in 2004, Mr. Baker was a Director in the energy investment banking group at UBS Securities LLC. At UBS, Mr. Baker focused on securities underwriting and mergers and acquisitions in the MLP industry. Prior to joining UBS in 2000, Mr. Baker was an Associate in the energy investment banking group at PaineWebber Incorporated. Mr. Baker received a BBA degree in Finance from the University of Texas at Austin in 1995 and an MBA degree in Finance from Southern Methodist University in 1997.

Richard J. Farber is a Senior Managing Director of Kayne Anderson. Mr. Farber is responsible for proprietary trading and hedging, and serves as Portfolio Manager for arbitrage strategies. Mr. Farber joined Kayne Anderson in 1994. From 1990 to 1994, Mr. Farber was vice president of Lehman Brothers’ Commodity Risk Management Group, specializing in energy trading. Mr. Farber also worked at Lehman Brothers as an institutional equity trader from 1988 to 1990. From 1985 to 1986, Mr. Farber was employed by Salomon Brothers, Inc. as a mortgage bond analyst. Mr. Farber graduated from Franklin and Marshall College in 1982 with a BA degree in Economics. In 1988, Mr. Farber received his MBA degree in Finance from UCLA’s Anderson School of Management.

David L. LaBonte is a Senior Managing Director of Kayne Anderson, responsible for coordinating and providing research and analytical support in the MLP industry. Mr. LaBonte joined Kayne Anderson from Citigroup’s Smith Barney unit, where he was a Managing Director in the U.S. Equity Research Division responsible for providing research coverage of Energy Companies. Mr. LaBonte worked at Smith Barney from 1998 until March 2005. Prior thereto, Mr. LaBonte was a Vice President in the Investment Management Group of Wells Fargo Bank, where he was responsible for research coverage of the natural gas pipeline industry and managing equity and fixed-income portfolios. In 1993, Mr. LaBonte received his BS degree in Corporate Finance from California Polytechnic University-Pomona.

Jody C. Meraz is a research analyst for Kayne Anderson. He is responsible for providing research coverage and analytical support in the MLP industry. Prior to joining Kayne Anderson in 2005, Mr. Meraz was a member of the energy investment banking group at Credit Suisse First Boston, where he focused on securities underwriting transactions and mergers and acquisitions. From 2001 to 2003, Mr. Meraz was in the Merchant Energy group at El Paso Corporation. Mr. Meraz earned a BA degree in Economics from the University of Texas at Austin in 2001 and an MBA degree in Finance and Economics from the University of Chicago in 2010.

Marc A. Minikes is a research analyst for Kayne Anderson. He is responsible for providing research coverage of the electric utility industry and marine transportation industry. Prior to joining Kayne Anderson in 2006, Mr. Minikes was a member of the electric utility equity research team at Citigroup Investment Research.

Between 2002 and 2004 he worked as a research analyst at GE Asset Management where he focused on high-yield securities in the utility, merchant power and pipeline sectors. Mr. Minikes earned a BA degree in History from the University of Michigan in 1992, an MA degree in Latin American Studies from the University of California at Los Angeles in 1996 and an MBA degree in Finance and Economics from the University of Chicago in 2002. Mr. Minikes is a Chartered Financial Analyst charterholder.

Michael E. Schimmel is a research analyst and fund manager for Kayne Anderson. He is responsible for co-managing the high yield bond and bank loan allocations within several Kayne Anderson funds as well as serving as a research analyst for several industries. Prior to joining Kayne Anderson in 2005, Mr. Schimmel was a credit analyst and convertible bond trader at Akanthos Capital Management, LLC, a Los Angeles based hedge fund that specializes in convertible arbitrage and capital structure arbitrage. From 1994 to 1999 and from 2001 to 2003, he worked as a high-yield credit analyst at Trust Company of the West, where he followed several industries, including industrials and cyclicals. Mr. Schimmel earned a BA degree in Economics from Pomona College in 1993 and an MBA degree from the UCLA Anderson School of Management in 2001.

David O. Schumacher is a research analyst for Kayne Anderson. He is responsible for providing high-yield security analysis. Prior to joining Kayne Anderson in 2007, Mr. Schumacher was a high-yield analyst at Trust Company of the West following the chemical, refining, paper/packaging, industrial and service industries. From 2003 to 2005, he worked as a high-yield analyst at Caywood-Scholl Capital Management, a San Diego based high-yield bond manager. Mr. Schumacher earned a BA degree in Public Policy Analysis and Chemistry at Pomona College in 1994 and an MBA degree from the UCLA Anderson School of Management in 2003.

Aaron P. Terry is a research analyst for Kayne Anderson. He is responsible for providing analytical support for Kayne Anderson’s investments in income trusts and other upstream energy companies. Prior to joining Kayne Anderson in 2011, Mr. Terry was an associate director in the global energy investment banking group at UBS, where he focused on securities underwriting transactions and mergers and acquisitions. From 2008 to 2010, Mr. Terry was in the corporate restructuring group at Alvarez & Marsal, specializing in energy turnarounds. From 2006 to 2008, Mr. Terry was in the investment banking group at Bear Stearns. Mr. Terry earned his B.B.A. in Accounting and Information Systems from the University of Oklahoma in 1999, and an MBA degree from the University of Texas at Austin in 2006.

Our SAI provides information about our portfolio managers’ compensation, other accounts managed by them, and their ownership of securities issued by us.

The principal office of our Adviser is located at 717 Texas Avenue, Suite 3100, Houston, Texas 77002. KACALP’s principal office is located at 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067. For additional information concerning our Adviser, including a description of the services to be provided by our Adviser, see “— Investment Management Agreement” below.

INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an investment management agreement (the “Investment Management Agreement”) between us and our Adviser, we pay a management fee, computed and paid quarterly at an annual rate of 1.25% of our average monthly total assets.

For purposes of calculating the management fee, the “average total assets” for each monthly period are determined by averaging the total assets at the last business day of that month with the total assets at the last business day of the prior month (or as of the commencement of operations for the initial period if a partial month). Our total assets shall be equal to our average monthly gross asset value (which includes assets attributable to or proceeds from our use of preferred stock, commercial paper or notes issuances and other borrowings), minus the sum of our accrued and unpaid dividends on any outstanding common stock and accrued and unpaid dividends on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by us). Liabilities associated with borrowing or leverage include the principal amount of any borrowings, commercial paper or notes that we issue, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by us.

In addition to our Adviser’s management fee, we pay all other costs and expenses of our operations, such as compensation of our directors (other than those employed by Kayne Anderson), custodian, transfer agency, administrative, accounting and dividend disbursing expenses, legal fees, leverage expenses, expenses of independent auditors, expenses of personnel including those who are affiliates of Kayne Anderson reasonably incurred in connection with arranging or structuring portfolio transactions for us, expenses of repurchasing our securities, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

The Investment Management Agreement will continue in effect from year to year after its current one-year term, so long as its continuation is approved at least annually by our Board of Directors including a majority of Independent Directors or the vote of a majority of our outstanding voting securities. The continuation of the Investment Management Agreement for a one-year term expiring on October 2, 2011 was so approved by our Board of Directors, including a majority of Independent Directors, in June 2010. The Investment Management Agreement may be terminated at any time without the payment of any penalty upon 60 days’ written notice by either party, or by action of the Board of Directors or by a vote of a majority of our outstanding voting securities (accompanied by appropriate notice). It also provides that it will automatically terminate in the event of its assignment, within the meaning of the 1940 Act. This means that an assignment of the Investment Management Agreement to an affiliate of Kayne Anderson would normally not cause a termination of the Investment Management Agreement.

Because our Adviser’s fee is based upon a percentage of our total assets, our Adviser’s fee will be higher to the extent we employ financial leverage. As noted, we have issued Leverage Instruments in a combined amount equal to approximately 30% of our total assets as of November 30, 2010.

A discussion regarding the basis for approval by the Board of Directors of our Investment Management Agreement with our Adviser is available in our November 30, 2010 Annual Report to Stockholders.

NET ASSET VALUE

We determine our net asset value as of the close of regular session trading on the NYSE no less frequently than the last business day of each month, and make our net asset value available for publication monthly. Currently, we calculate our net asset value on a weekly basis and such calculation is made available on our website, www.kaynefunds.com. Net asset value is computed by dividing the value of all of our assets (including accrued interest and distributions), less all of our liabilities (including accrued expenses, distributions and dividends payable, and any Indebtedness) and the liquidation value of any outstanding preferred stock, by the total number of shares outstanding.

Publicly traded securities with a readily available market price listed on any exchange other than the NASDAQ are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service. For debt securities that are considered bank loans, the fair market value is determined by using the mean of the bid and ask prices provided by the syndicate bank or principal market maker. When price quotes are not available, fair market value will be based on prices of comparable securities. In certain cases, we may not be able to purchase or sell fixed income securities at the quoted prices due to the lack of liquidity for these securities.

Any derivative transaction that we enter into may, depending on the applicable market environment, have a positive or negative value for purposes of calculating our net asset value. Exchange traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

We may hold a substantial amount of securities that are privately issued, illiquid or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by us for which, in the judgment of our Adviser, reliable market quotations are not readily available, the pricing service does not provide a valuation, or provides a valuation that in the judgment of our Adviser is stale or does not represent fair value, valuations will be determined in a manner that most fairly reflects fair market value of the security on the valuation date. Unless otherwise determined by our Board of Directors, the following valuation process is used for such securities:

➢	Investment Team Valuation. The applicable investments are initially valued by our Adviser’s senior investment professionals responsible for the portfolio investments.

➢	Investment Team Valuation Documentation. Preliminary valuation conclusions are documented and discussed with senior management of our Adviser. Such valuations generally are submitted to the Valuation Committee (a committee of our Board of Directors) or our Board of Directors on a quarterly basis, and stand for intervening periods of time.

➢	Valuation Committee. The Valuation Committee will meet on a quarterly basis to consider new valuations presented by our Adviser, which were made in accordance with the Valuation Procedures in such quarter. Between meetings of the Valuation Committee, a senior officer of our Adviser is authorized to make valuation determinations. The Valuation Committee’s valuations stand for intervening periods of time unless the Valuation Committee meets again at the request of our Adviser, our Board of Directors or the Committee itself. The Valuation Committee’s valuation determinations are subject to ratification by our Board at its next regular meeting.

➢	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by our Board of Directors reviews the valuation methodologies and calculations employed for these securities.

➢	Board of Directors Determination. Our Board of Directors will meet on a quarterly basis to consider new valuations provided by our Adviser and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. Our Board of Directors considers the reports, if any, provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

Unless otherwise determined by our Board of Directors, securities that are convertible into or otherwise will become publicly traded (e.g., through subsequent registration or expiration of a restriction on trading) are valued through the process described above, using a valuation based on the market value of the publicly traded security less a discount. The discount is initially equal in amount to the discount negotiated at the time the purchase price is agreed to. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, our Adviser will determine an applicable discount in accordance with a methodology approved by the Valuation Committee.

As of November 30, 2010, the Fund did not have any privately issued investments.

We may invest in a taxable subsidiary formed by us to make and hold investments in accordance with our investment objective. Our investment in such a subsidiary will be valued based on the net asset value of the subsidiary. The net asset value of the subsidiary will be computed by dividing the value of all of the subsidiary’s assets less all of its liabilities by the total number of the subsidiary’s outstanding securities. The subsidiary’s portfolio securities will be valued in accordance with the same valuation procedures applied to our portfolio securities and described above in this section.

DESCRIPTION OF CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our Charter and Bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our Charter and Bylaws for a more detailed description of the provisions summarized below.

CAPITAL STOCK

Our authorized capital consists of 196,379,000 shares of common stock, $0.001 par value per share; 3,600,000 shares of Series A Mandatory Redeemable Preferred Stock, par value, $0.001 par value per share (the “Series A MRP Shares”); and 21,000 shares of undesignated preferred stock, $0.001 par value per share. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

Our Board of Directors may, without any action by our stockholders, amend our Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of any class or series that we have authority to issue under our Charter and under the 1940 Act. Additionally, our Charter authorizes the Board of Directors to classify and reclassify any unissued common stock into other classes or series of preferred stock ranking on parity with the Series A MRP Shares, from time to time by setting or changing the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series. Although we have no present intention of doing so, we could issue a class or series of stock that could delay, defer or prevent a transaction or change in control of us that might otherwise be in the stockholders’ best interest. Under Maryland law, stockholders generally are not liable for our debts or obligations.

COMMON STOCK

General.  As of March 31, 2011, we had 34,616,582 shares of common stock outstanding. Shares of our common stock are listed on the New York Stock Exchange under the symbol “KYE.”

All common stock offered pursuant to this prospectus and any related prospectus supplement will be, upon issuance, duly authorized, fully paid and nonassessable. All common stock offered pursuant to this prospectus and any related prospectus supplement will be of the same class and will have identical rights, as described below. Holders of shares of common stock are entitled to receive Distributions when authorized by the Board of Directors and declared by us out of assets legally available for the payment of Distributions. Holders of common stock have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of our securities. Shares of common stock are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. All shares of common stock have equal earnings, assets, distribution, liquidation and other rights.

Distributions.  Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefor.

The yield on our common stock will likely vary from period to period depending on factors including the following:

➢	market conditions;

➢	the timing of our investments in portfolio securities;

➢	the securities comprising our portfolio;

➢	changes in interest rates (including changes in the relationship between short-term rates and long-term rates);

➢	the amount and timing of the use of borrowings and other leverage by us;

➢	the effects of leverage on our common stock (discussed above under “Leverage”);

➢	the timing of the investment of offering proceeds and leveraged proceeds in portfolio securities; and

➢	our net assets and operating expenses.

Consequently, we cannot guarantee any particular yield on our common stock, and the yield for any given period is not an indication or representation of future yield on the common stock.

Limitations on Distributions.  So long as shares of preferred stock are outstanding, holders of common stock or other shares of stock, if any, ranking junior to our Series A MRP Shares or other series of our preferred stock as to dividends or upon liquidation will not be entitled to receive any Distributions from us unless (1) we have paid all accumulated dividends on the preferred stock, (2) we have redeemed the full number of shares of preferred stock required to be redeemed by any provision for mandatory redemption contained in the articles supplementary of such preferred stock, (3) our asset coverage (as defined in the 1940 Act) with respect to outstanding debt securities and preferred stock would be at least 225%, (4) the assets in our portfolio have a value, discounted in accordance with guidelines set forth by each applicable rating agency, at least equal to the basic maintenance amount required by such rating agency under its specific rating agency guidelines, in each case, after giving effect to Distributions and (5) there is no event of default existing under the terms of the Senior Notes, in each case, after giving effect to such Distributions. See “Leverage.”

So long as senior securities representing indebtedness, including the Senior Notes, are outstanding, holders of shares of common stock will not be entitled to receive any Distributions from us unless (1) there is no event of default existing under the terms of such Indebtedness, (2) our asset coverage (as defined in the 1940 Act) with respect to any outstanding Indebtedness would be at least 300% and (3) the assets in our portfolio have a value, discounted in accordance with guidelines set forth by each applicable rating agency, at least equal to the basic maintenance amount required by such rating agency under its specific rating agency guidelines, in each case, after giving effect to such Distributions.

Liquidation Rights.  Common stockholders are entitled to share ratably in the assets legally available for distribution to stockholders in the event of liquidation, dissolution or winding up, after payment of or adequate provision for all known debts and liabilities, including any outstanding debt securities or other borrowings and any interest thereon. These rights are subject to the preferential rights of any other class or series of our stock, including the preferred stock. The rights of common stockholders upon liquidation, dissolution or winding up are subordinated to the rights of holders of outstanding Senior Notes and the Series A MRP Shares.

Voting Rights.  Each outstanding share of common stock entitles the holder to one vote on all matters submitted to a vote of the stockholders, including the election of directors. The presence of the holders of shares of common stock entitled to cast a majority of the votes entitled to be cast shall constitute a quorum at a meeting of stockholders. Our Charter provides that, except as otherwise provided in the Bylaws, directors shall be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon. There is no cumulative voting in the election of directors. Consequently, at each annual meeting of stockholders, the holders of a majority of the outstanding shares of stock entitled to vote will be able to elect all of the successors of the class of directors whose terms expire at that meeting provided that holders of preferred stock have the right to elect two directors at all times. Pursuant to our Charter and Bylaws, the Board of Directors may amend the Bylaws to alter the vote required to elect directors.

Under the rules of the NYSE applicable to listed companies, we normally will be required to hold an annual meeting of stockholders in each fiscal year. If we are converted into an open-end company or if for any reason the shares are no longer listed on the NYSE (or any other national securities exchange the rules of which require annual meetings of stockholders), and our Board is de-classified, we may amend our Bylaws so that we are not otherwise required to hold annual meetings of stockholders.

Issuance of Additional Shares.  The provisions of the 1940 Act generally require that the public offering price of common stock of a closed-end investment company (less underwriting commissions and discounts)

must equal or exceed the NAV of such company’s common stock (calculated within 48 hours of pricing), unless such sale is made with the consent of a majority of the company’s outstanding common stockholders. Any sale of common stock by us will be subject to the requirement of the 1940 Act.

At our 2011 Annual Meeting of Stockholders, the Fund intends to request that our stockholders approve a proposal that authorizes us to sell shares of our common stock at a net price less than net asset value per share, so long as the gross price (before underwriting fees and offering expenses) is above our net asset value per share, subject to certain conditions. Approval for this proposal lasts for one year (if approved, it would expire on the date of our 2012 Annual Meeting of Stockholders). We intend to set forth a similar proposal at our annual meetings of stockholders in subsequent years.

PREFERRED STOCK

General.  As of March 31, 2011, there were 3,600,000 issued and outstanding shares of Series A MRP Shares, totaling $90 million with a liquidation preference of $25.00 per share. The terms of preferred stock that may be issued pursuant to this registration statement will be described in a related prospectus supplement and will include the following:

➢	the form and title of the security;

➢	the aggregate liquidation preference of the preferred stock;

➢	the dividend rate of the preferred stock;

➢	any optional or mandatory redemption provisions;

➢	any changes in paying agents or security registrar; and

➢	any other terms of the preferred stock.

TERMS OF THE SERIES A MRP SHARES AND THE PREFERRED STOCK THAT WE MAY ISSUE

Preference.  Preferred Stock (including outstanding Series A MRP Shares) ranks junior to our debt securities (including the Senior Notes), and senior to all common stock. Under the 1940 Act, we may only issue one class of senior equity securities, which in the aggregate may represent no more than 50% of our total assets. So long as any Series A MRP Shares are outstanding, additional issuances of preferred stock must be considered to be of the same class as any Series A MRP Shares under the 1940 Act and interpretations thereunder and must rank on a parity with the Series A MRP Shares with respect to the payment of dividends or the distribution of assets upon our liquidation or winding up (“Parity Shares”). We may issue Parity Shares if, upon issuance (1) we meet the asset coverage test of at least 225%, (2) we maintain assets in our portfolio that have a value, discounted in accordance with current applicable rating agency guidelines, at least equal to the basic maintenance amount required under such rating agency guidelines, (3) all accrued and unpaid dividends on the Series A MRP Shares have been paid and (4) all redemptions required in respect of the Series A MRP Shares have been effectuated. The Series A MRP Shares shall have the benefit of any rights substantially similar to certain mandatory redemption and voting provisions in the articles supplementary for the Parity Shares which are additional or more beneficial than the rights of the holders of the Series A MRP Shares. Such rights incorporated by reference into the Series A MRP Shares Articles Supplementary shall be terminated when and if terminated with respect to the other Parity Shares and shall be amended and modified concurrently with any amendment or modification of such other Parity Shares.

DIVIDENDS AND DIVIDEND PERIODS

General.  Holders of the Series A MRP Shares will be entitled to receive cash dividends, when, as and if authorized by the Board of Directors and declared by us, out of funds legally available therefor, on the initial dividend payment date with respect to the initial dividend period and, thereafter, on each dividend payment date with respect to a subsequent dividend period at the rate per annum (the “Dividend Rate”) equal to the applicable rate (or the default rate) for each dividend period. The applicable rate is computed on the basis of a 360 day year. Dividends so declared and payable shall be paid to the extent permitted under Maryland law and to the extent available and in preference to and priority over any distributions declared and payable on our common stock.

Fixed Dividend Rate, Payment of Dividends and Dividend Periods.  The applicable rate for the Series A MRP Shares is 5.48% per annum and may be adjusted upon a change in the credit rating of the Series A MRP Shares. Dividends on the Series A MRP Shares will be payable quarterly. The initial dividend period for the Series A MRP Shares commenced on March 4, 2010 and ended on May 31, 2010 and each subsequent dividend period will be a quarterly period (or the portion thereof occurring prior to the redemption of such MRP Shares). Subsequent dividend periods will end on August 31, November 30, February 28 and May 31. Dividends will be paid on the dividend payment date, the first business day following the last day of each quarterly dividend period, and upon redemption of the Series A MRP Shares.

Adjustment to Fixed Dividend Rate — Ratings.  So long as Series A MRP Shares are rated on any date no less than “A2” by Moody’s and “A” by Fitch (and no less than an equivalent of such ratings by some other rating agency), then the Dividend Rate will be equal to the applicable rate. As of March 31, 2011, Moody’s and Fitch have assigned our Series A MRP Shares ratings of “A1” and “AA,” respectively. If the lowest credit rating assigned on any date to outstanding Series A MRP Shares by Fitch (or any other rating agency) is equal to one of the ratings set forth in the table below (or its equivalent by some other rating agency), the Dividend Rate applicable to such outstanding Series A MRP Shares for such date will be adjusted by adding the respective enhanced dividend amount (which shall not be cumulative) set opposite such rating to the applicable rate.

		Enhanced
Moody’s	Fitch	Dividend Amount

“A3”	“A -”	0.5%
“Baa1” to “Baa3”	“BBB +” to “BBB –”	2.0%
“Ba1” and lower	“BB +” and lower	4.0%

If no rating agency is rating outstanding Series A MRP Shares, the Dividend Rate (so long as no rating exists) applicable to the Series A MRP Shares for such date shall be the rate equal to the applicable rate plus 4.0%, unless the Dividend Rate is the default rate (namely, the applicable rate in effect on such calendar day, without adjustment for any credit rating change on the Series A MRP Shares, plus 5% per annum), in which case the Dividend Rate shall remain the default rate.

Default Rate — Default Period.  The Dividend Rate will be the default rate in the following circumstances. Subject to the cure provisions below, a “Default Period” with respect to Series A MRP Shares will commence on a date we fail to pay directly or deposit irrevocably in trust in same-day funds, with the paying agent by 1:00 p.m., New York City time, (i) the full amount of any dividends on the Series A MRP Shares payable on the dividend payment date (a “Dividend Default”) or (ii) the full amount of any redemption price payable on a mandatory redemption date (a “Redemption Default” and, together with a Dividend Default, hereinafter referred to as a “Default”).

In the case of a Dividend Default, the Dividend Rate for each day during the Default Period will be equal to the default rate. The “default rate” for any calendar day shall be equal to the applicable rate in effect on such day plus five percent (5%) per annum. Subject to the cure period discussed in the following paragraph, a default period with respect to a Dividend Default or a Redemption Default shall end on the business day on which by 12 noon, New York City time, all unpaid dividends and any unpaid and any unpaid redemption price shall have directly paid.

No Default Period with respect to a Dividend Default or Redemption Default will be deemed to commence if the amount of any dividend or any redemption price due (if such default is not solely due to our willful failure) is paid within three business days (the “Default Rate Cure Period”) after the applicable dividend payment date or redemption date, together with an amount equal to the default rate applied to the amount of such non-payment based on the actual number of days within the Default Rate Cure Period divided by 360.

Upon failure to pay dividends for two years or more, the holders of Series A MRP Shares will acquire certain additional voting rights. See “Description of Securities — Preferred Stock — Voting Rights” herein. Such rights shall be the exclusive remedy of the holders of Series A MRP Shares upon any failure to pay dividends on Series A MRP Shares.

Dividends.  Dividends declared and payable shall be paid to the extent permitted under Maryland law and to the extent available and in preference to and priority over any distribution declared and payable on the common stock. Because the cash distributions received from the Master Limited Partnerships in our portfolio are expected to exceed the earnings and profits associated with owning such Master Limited Partnerships, it is possible that a portion of a dividend payable on our preferred stock will be paid from sources other than our current or accumulated earnings and profits. The portion of such dividend which exceeds our current or accumulated earnings and profits would be treated as a return of capital to the extent of the stockholder’s basis in our preferred stock, then as capital gain.

REDEMPTION

Term Redemption.  We are required to redeem all of the Series A MRP Shares on March 5, 2017 (the “Term Redemption Date”).

Optional Redemption.  To the extent permitted under the 1940 Act and Maryland law, we may, at our option, redeem Series A MRP Shares, in whole or in part, out of funds legally available therefor, at any time and from time to time, upon not less than 20 calendar days nor more than 40 calendar days prior notice. The optional redemption price per Series A MRP Share shall be the $25.00 per share (the “Series A Liquidation Preference Amount”) plus accumulated but unpaid dividends and distributions on the Series A MRP Shares (whether or not earned or declared by us, but excluding, the date fixed for redemption, plus an amount determined in accordance with the Articles Supplementary which compensates the holders of the Series A MRP Shares for certain losses resulting from the early redemption of the Series A MRP Shares (the “Make-Whole Amount”). Notwithstanding the foregoing, we may, at our option, redeem the Series A MRP Shares within 180 days prior to the Term Redemption Date, at the Series A Liquidation Preference Amount plus accumulated but unpaid dividends and distributions thereon (whether of not earned or declared by us but excluding interest thereon) to, but excluding, the date fixed for redemption.

In addition to the rights to optionally redeem the Series A MRP Shares as described above, if the asset coverage with respect to outstanding debt securities and preferred stock is greater than 225%, but less than or equal to 235%, for any five business days within a ten business day period determined in accordance with the terms of the Articles Supplementary of the Series A MRP Shares, we, upon not less than 20 days nor more than 40 days notice as provided below, may redeem the Series A MRP Shares at the Series A Liquidation Preference Amount plus accumulated but unpaid dividends and distributions thereon (whether or not earned or declared) to, but excluding, the date fixed for redemption, plus a redemption amount equal to 2% of the liquidation preference amount. The amount of the Series A MRP Shares that may be so redeemed shall not exceed an amount of the Series A MRP Shares which results in an asset coverage of more than 250% pro forma for such redemption determined in accordance with the Articles Supplementary.

We shall not give notice of or effect any optional redemption unless (in the case of any partial redemption of Series A MRP Shares) on the date of such notice and on the date fixed for the redemption, we would satisfy the basic maintenance amount set forth in current applicable rating agency guidelines and the asset coverage with respect to outstanding debt securities and preferred stock is greater than or equal to 225% immediately subsequent to such redemption, if such redemption were to occur on such date.

Mandatory Redemption.  If, while any Series A MRP Shares are outstanding, we fail to satisfy the asset coverage as of the last day of any month or the basic maintenance amount as of any valuation date (any such day, an “Asset Coverage Cure Date”), the Series A MRP Shares will be subject to mandatory redemption out of funds legally available therefor at the Series A Liquidation Preference Amount plus accumulated but unpaid dividends and distributions thereon (whether or not earned or declared by us, but excluding interest thereon) to, but excluding, the date fixed for redemption, plus a redemption amount equal to 1% of the Series A MRP Liquidation Preference Amount.

The number of Series A MRP Shares to be redeemed under these circumstances will be equal to the product of (1) the quotient of the number of outstanding Series A MRP Shares divided by the aggregate number of outstanding shares of preferred stock (including the Series A MRP Shares) which have an asset coverage test greater than or equal to 225% times (2) the minimum number of outstanding shares of preferred stock (including the Series A MRP Shares) the redemption of which, would result in us satisfying the Series A MRP Shares Asset Coverage and Series A MRP Shares basic maintenance amount as of the Asset Coverage Cure Date (provided that, if there is no such number of Series A MRP Shares the redemption of which would have such result, we shall, subject to certain limitation set forth in the next paragraph, redeem all Series A MRP Shares then outstanding).

We are required to effect such a mandatory redemption not later than 40 days after the Asset Coverage Cure Date, (the “Mandatory Redemption Date”), except (1) if we do not have funds legally available for the redemption of, or (2) such redemption is not permitted under our credit facility, any agreement or instrument consented to by the holders of a 1940 Act Majority of the Outstanding Preferred Shares pursuant to Section 4(f)(iii) under the Articles Supplementary of the Series A MRP Shares or the note purchase agreements relating to the Senior Notes to redeem or (3) if we are not otherwise legally permitted to redeem the number of Series A MRP Shares which we would be required to redeem under subparagraph (a)(iii) of Section 3 of the Articles Supplementary of the Series A MRP Shares if sufficient funds were available, together with shares of other Preferred Stock which are subject to mandatory redemption under provisions similar to those contained in the Articles Supplementary for the Series A MRP Shares, we shall redeem those Series A MRP Shares, and any other Preferred Stock which we were unable to redeem, on the earliest practical date on which we will have such funds available, and we are otherwise not prohibited from redeeming pursuant to the credit facility or the note purchase agreements relating to the Senior Notes or other applicable laws. In addition, our ability to make a mandatory redemption may be limited by the provisions of the 1940 Act or Maryland law.

If fewer than all of the outstanding Series A MRP Shares are to be redeemed in an optional or mandatory redemption, we shall allocate the number of shares required to be redeemed pro rata among the holders of Series A MRP Shares in proportion to the number of shares they hold.

Redemption Procedure.  In the event of a redemption, we will file a notice of our intention to redeem any Series A MRP Shares with the SEC under Rule 23c-2 under the 1940 Act or any successor provision. We also shall deliver a notice of redemption to the paying agent and the Holders of MRP Shares to be redeemed as specified above for an optional or mandatory redemption (“Notice of Redemption”).

If Notice of Redemption has been given, then upon the deposit with the paying agent sufficient to effect such redemption, dividends on such shares will cease to accumulate and such shares will be no longer deemed to be outstanding for any purpose and all rights of the holders of the shares so called for redemption will cease and terminate, except the right of the holders of such shares to receive the redemption price, but without any interest or additional amount.

Notwithstanding the provisions for redemption described above, but subject to provisions on liquidation rights described below no Series A MRP Shares may be redeemed unless all dividends in arrears on the outstanding Series A MRP Shares and any of our outstanding shares ranking on a parity with the Series A MRP Shares with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or set aside for payment. However, at any time, we may purchase or acquire all the outstanding Series A MRP Shares pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, holders of all outstanding Series A MRP Shares.

Except for the provisions described above, nothing contained in the Articles Supplementary for the Series A MRP Shares limits our legal right to purchase or otherwise acquire any Series A MRP Shares at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, (1) there is no arrearage in the payment of dividends on, or the mandatory or optional redemption price with respect to, any Series A MRP Shares for which a Notice of Redemption has been given, (2) we are in compliance with the asset coverage with respect to our outstanding debt securities and preferred stock of 225% and the basic maintenance amount set forth in the current applicable rating agency guidelines after giving effect to such purchase or acquisition on the date thereof and (3) we make an offer to purchase or otherwise acquire any Series A MRP Shares pro rata to the holders of all of the Series A MRP Shares at the time outstanding upon the same terms and conditions.

Any shares purchased, redeemed or otherwise acquired by us shall be returned to the status of authorized but unissued shares of common stock.

Limitations on Distributions.  So long as we have senior securities representing indebtedness (including Senior Notes) outstanding, holders of preferred stock will not be entitled to receive any distributions from us unless (1) asset coverage (as defined in the 1940 Act) with respect to outstanding debt securities and preferred stock would be at least 225%, (2) the assets in our portfolio that have a value, discounted in accordance with guidelines set forth by each applicable rating agency, at least equal to the basic maintenance amount required by such rating agency under its specific rating agency guidelines, in each case, after giving effect to such distributions, (3) full cumulative dividends on the Series A MRP Shares have been declared and paid, (4) we have redeemed the full number of Series A MRP Shares required to be redeemed by any provision for mandatory redemption applicable to the Series A MRP Shares and (5) there is no event of default under the terms of the Senior Notes, in each case, after giving effect to such distribution.

Liquidation Rights.  In the event of any liquidation, dissolution or winding up, the holders of preferred stock would be entitled to receive a preferential liquidating distribution, which is expected to equal the liquidation preference per share plus accumulated and unpaid dividends, whether or not earned or declared, before any distribution of assets is made to holders of common stock. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred stock will not be entitled to any further participation in any distribution of our assets. If, upon any such liquidation, dissolution or winding up of our affairs, whether voluntary or involuntary, our assets available for distribution among the holders of all outstanding preferred stock shall be insufficient to permit the payment in full to such holders of the amounts to which they are entitled, then available assets shall be distributed among the holders of all outstanding preferred stock ratably in that distribution of assets according to the respective amounts which would be payable on all such shares if all amounts thereon were paid in full. Preferred stock ranks junior to our debt securities upon our liquidation, dissolution or winding up of our affairs.

Voting Rights.  Except as otherwise indicated in our Charter or Bylaws, or as otherwise required by applicable law, holders of preferred stock have one vote per share and vote together with holders of common stock as a single class.

The 1940 Act requires that the holders of any preferred stock, voting separately as a single class, have the right to elect at least two directors all times. The remaining directors will be elected by holders of common stock and preferred stock, voting together as a single class. In addition, the holders of any shares of preferred stock have the right to elect a majority of the directors at any time two years’ accumulated dividends on any preferred stock are unpaid. The 1940 Act also requires that, in addition to any approval by stockholders that might otherwise be required, the approval of the holders of a majority of shares of any outstanding preferred stock, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the preferred stock, and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in our subclassification as a closed-end investment company or changes in our fundamental investment restrictions. See “Certain Provisions in Our Charter and Bylaws.” As a result of these voting rights, our ability to take any such actions may be impeded to the extent that any shares of our preferred stock are outstanding.

The affirmative vote of the holders of a majority of the outstanding preferred stock determined with reference to a “majority of outstanding voting securities” as that term is defined in Section 2(a) (42) of the 1940 Act (a “1940 Act Majority”), voting as a separate class, will be required to (1) approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of our security holders under Section 13(a) of the 1940 Act, (2) amend, alter or repeal any of the preferences, rights or powers of holders of preferred stock so as to affect materially and adversely such preferences, rights or powers and (3) approve any matters specified in our Charter. The class vote of holders of preferred stock described above will in each case be in addition to any other vote required to authorize the action in question.

We will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any preferred stock, other than the Series A MRP Shares, so long as (1) asset coverage (as defined in the 1940 Act) with respect to outstanding debt securities and preferred stock would be at least 225%, (2) the assets in our portfolio have a value, discounted in accordance with guidelines set forth by each applicable rating agency, at least equal to the basic maintenance amount required by such rating agency under its specific rating agency guidelines, in each case after giving effect to such transactions, (3) full cumulative dividends on the Series A MRP Shares have been declared and paid and (4) we have redeemed the full number of Series A MRP Shares required to be redeemed by any provision for mandatory redemption applicable to the Series A MRP Shares.

Market.  Our Series A MRP Shares are not listed on an exchange or an automated quotation system.

The details on how to buy and sell newly-issued preferred stock, along with other terms of such preferred stock, will be described in a related prospectus supplement. We cannot assure you that any secondary market will exist or that if a secondary market does exist, whether it will provide holders with liquidity.

Book-Entry, Delivery and Form.  Unless otherwise indicated in the related prospectus supplement, newly-issued preferred stock will be issued in book-entry form and will be represented by one or more share certificates in registered global form. The global certificates will be held by The Depository Trust Company (“DTC”) and registered in the name of Cede & Co., as nominee of DTC. DTC will maintain the certificates in specified denominations per share through its book-entry facilities.

We may treat the persons in whose names any global certificates are registered as the owners thereof for the purpose of receiving payments and for any and all other purposes whatsoever. Therefore, so long as DTC or its nominee is the registered owner of the global certificates, DTC or such nominee will be considered the sole holder of outstanding preferred stock.

A global certificate may not be transferred except as a whole by DTC, its successors or their respective nominees, subject to the provisions restricting transfers of shares contained in the related articles supplementary.

Transfer Agent, Registrar, Dividend Paying Agent and Redemption Agent.  The Bank of New York Mellon Trust Company, N.A., 601 Travis Street, 16th Floor, Houston, Texas 77002, serves as the transfer agent, registrar, dividend paying agent and redemption agent with respect to our Series A MRP Shares and unless otherwise stated in a prospectus supplement is expected to serve in the same capacities for newly-issued preferred stock.

DEBT SECURITIES

Under Maryland law and our Charter, we may borrow money, without prior approval of holders of common and preferred stock to the extent permitted by our investment restrictions and the 1940 Act. We may issue debt securities, including additional Senior Notes, or other evidence of Indebtedness (including bank borrowings or commercial paper) and may secure any such notes or borrowings by mortgaging, pledging or otherwise subjecting as security our assets to the extent permitted by the 1940 Act or rating agency guidelines. Any borrowings, including without limitation the Senior Notes, will rank senior to the preferred stock and the common stock.

General.  As of November 30, 2010, we had five series of Senior Notes outstanding with a total principal amount of $250 million. Four of the series of the Senior Notes have fixed interest rates and one series has floating interest rates. The following Senior Notes have fixed interest rates: Series A Notes — 5.65% ($9 million outstanding); Series B Notes — 5.90% ($28 million outstanding); Series C Notes — 6.06% ($128 million outstanding) and Series D Notes — 4.15% ($58 million outstanding). The Series E Notes are floating rate notes whose interest payments are based on 3-month LIBOR plus 1.55% ($27 million outstanding). The Senior Notes are subordinated in right of payment to any of our secured Indebtedness or other secured obligations to the extent of the value of the assets that secure the Indebtedness or obligation. The Senior Notes may be prepaid prior to their maturity at our option, in whole or in part, under certain circumstances and are subject to mandatory prepayment upon an event of default.

Interest.  The fixed rate Senior Notes will bear interest from the date of issuance at a fixed rate equal to 5.65% on the Series A Notes; 5.90% on the Series B Notes; 6.06% on the Series C Notes; and 4.15% on the Series D Notes. The interest rates payable on the Series E Notes will vary based on 3-month LIBOR plus 1.55%. Interest on debt securities shall be payable when due. If we do not pay interest when due, it will trigger an event of default and we will be restricted from declaring dividends and making other distributions with respect to our common stock and preferred stock.

Limitations.  Under the requirements of the 1940 Act, immediately after issuing any senior securities representing indebtedness, we must have an asset coverage of at least 300%. Asset coverage means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness. Under the 1940 Act, we may only issue one class of senior securities representing indebtedness. So long as any Senior Notes are outstanding, additional debt securities must rank on a parity with Senior Notes with respect to the payment of interest and upon the distribution of our assets. We are subject to certain restrictions imposed by guidelines of Moody’s and Fitch for the Series A, B, C, D and E Notes, including restrictions related to asset coverage and portfolio composition. Indebtedness also may result in our being subject to covenants in credit agreements that may be more stringent than the restrictions imposed by the 1940 Act. For a description of limitations with respect to our preferred stock, see “Capital Stock — Preferred Stock — Limitations on Distributions.”

Prepayment.  To the extent permitted under the 1940 Act and Maryland law, we may, at our option, prepay the Senior Notes, in whole or in part in the amounts set forth in the purchase agreements relating to such Senior Notes, at any time from time to time, upon advance prior notice. The amount payable in connection with prepayment of the fixed rate notes, which are the Series A, B, C and D Notes, is equal to 100% of the amount being repurchased, together with interest accrued thereon to the date of such prepayment and the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The amount payable in connection with prepayment of the floating rate notes, which are the Series E Notes, is equal to 100% of the amount being repurchased, together with interest accrued thereon to the date of such prepayment and a prepayment premium, if any, and any LIBOR breakage amount, in each case, determined for the prepayment date with respect to such principal amount. In the case of each partial prepayment, the principal amount of a series of Senior Notes to be prepaid shall be allocated among all of such series of Senior Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

Events of Default and Acceleration of Senior Notes; Remedies.  Any one of the following events will constitute an “event of default” under the terms of the Senior Notes:

➢	default in the payment of any interest upon a series of debt securities when it becomes due and payable and the continuance of such default for 5 business days;

➢	default in the payment of the principal of, or premium on, a series of debt securities whether at its stated maturity or at a date fixed for prepayment or by declaration or otherwise;

➢	default in the performance, or breach, of certain financial covenants, including financial tests incorporated from other agreements evidencing Indebtedness pursuant to the terms of the Senior Notes, and covenants concerning the rating of the Senior Notes, timely notification of the holders of the Senior Notes of events of default, the incurrence of secured debt and the payment of dividends and other distributions and the making of redemptions on our capital stock, and continuance of any such default or breach for a period of 30 days; provided, however, in the case of our failure to maintain asset coverage or satisfy the basic maintenance test, such 30-day period will be extended by 10 days if we give the holders of the Senior Notes notice of a prepayment of Senior Notes in an amount necessary to cure such failure;

➢	default in the performance, or breach, of any covenant (other than those covenants described above) of ours under the terms of the Senior Notes, and continuance of such default or breach for a period of 30 days after the earlier of (1) a responsible officer obtaining actual knowledge of such default and (2) our receipt of written notice of such default from any holder of such Senior Notes;

➢	certain voluntary or involuntary proceedings involving us and relating to bankruptcy, insolvency or other similar laws;

➢	KA Fund Advisors, LLC or one of its affiliates is no longer our investment adviser;

➢	if, on the last business day of each of twenty-four consecutive calendar months, the debt securities have a 1940 Act asset coverage of less than 100%;

➢	other defaults with respect to Indebtedness in an aggregate principal amount of at least $5.0 million, including payment defaults and any other default that would cause (or permit the holders of such Indebtedness to declare) such Indebtedness to be due prior to stated maturity;

➢	if our representations and warranties or any representations and warranties of our officers made in connection with transaction relating to the issuance of the Senior Notes prove to have been materially false or incorrect when made; or

➢	other certain “events of default” provided with respect to the Senior Notes that are typical for Indebtedness of this type.

Upon the occurrence and continuance of an event of default, the holders of a majority in principal amount of a series of outstanding Senior Notes may declare the principal amount of that series of Senior Notes immediately due and payable upon written notice to us. Upon an event of default relating to bankruptcy, insolvency or other similar laws, acceleration of maturity occurs automatically with respect to all series of Senior Notes. At any time after a declaration of acceleration with respect to a series of Senior Notes has been made, and before a judgment or decree for payment of the money due has been obtained, the holders of a majority in principal amount of the outstanding Senior Notes of that series, by written notice to us, may rescind and annul the declaration of acceleration and its consequences if all events of default with respect to that series of Senior Notes, other than the non-payment of the principal of, and interest and certain other premiums relating to, that series of Senior Notes which has become due solely by such declaration of acceleration, have been cured or waived and other conditions have been met.

Liquidation Rights.  In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to us or to our creditors, as such, or to our assets, or (b) any liquidation, dissolution or other winding up of us, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of ours, then (after any payments with respect to any secured creditor of ours outstanding at such time) and in any such event the holders of our Senior Notes shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all debt securities (including any interest accruing thereon after the commencement of any such case or proceeding), or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of our Senior Notes, before the holders of any of our common or preferred stock are entitled to receive any payment on account of any redemption proceeds, liquidation preference or dividends from such shares. The holders of our Senior Notes shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other Indebtedness of ours being subordinated to the payment of our Senior Notes, which may be payable or deliverable in respect of our Senior Notes in any such case, proceeding, dissolution, liquidation or other winding up event.

Unsecured creditors of ours may include, without limitation, service providers including our Adviser, custodian, administrator, broker-dealers and the trustee, pursuant to the terms of various contracts with us. Secured creditors of ours may include without limitation parties entering into any interest rate swap, floor or cap transactions, or other similar transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets.

A consolidation, reorganization or merger of us with or into any other company, or a sale, lease or exchange of all or substantially all of our assets in consideration for the issuance of equity securities of another company shall not be deemed to be a liquidation, dissolution or winding up of us.

Voting Rights.  Our Senior Notes have no voting rights, except to the extent required by law or as otherwise provided in the terms of the Senior Notes relating to the acceleration of maturity upon the occurrence and continuance of an event of default. In connection with any other borrowings (if any), the 1940 Act does in certain circumstances grant to the lenders certain voting rights in the event of default in the payment of interest on or repayment of principal.

Market.  Our Senior Notes are not listed on an exchange or automated quotation system.

Paying Agent.  The Bank of New York Mellon Trust Company, N.A., 601 Travis Street, 16th Floor, Houston, Texas 77002, shall serve as the paying agent with respect to all of our Senior Notes.

CERTAIN PROVISIONS OF THE MARYLAND GENERAL CORPORATION LAW AND OUR CHARTER AND BYLAWS

The Maryland General Corporation Law and our Charter and Bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms. We have not elected to become subject to the Maryland Control Share Acquisition Act.

Classified Board of Directors.  Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The current terms for the first, second and third classes will expire in 2011, 2012 and 2013, respectively. Upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.

Election of Directors.  Our Charter and Bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. As noted above, pursuant to our Charter, our Board of Directors may amend the Bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal.  Our Charter provides that the number of directors will be set only by the Board of Directors in accordance with our Bylaws. Our Bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless our Bylaws are amended, the number of directors may never be less than the minimum number required by the Maryland General Corporation Law or more than fifteen. We have elected to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our Charter provides that a director may be removed only for cause, as defined in the Charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders.  Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or, unless the charter provides for stockholder action by less than unanimous written consent (which is not the case for our Charter), by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our Bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals. Our Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

Calling of Special Meetings of Stockholders.  Our Bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws.  Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our Charter generally provides for approval of Charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our Charter also provides that certain Charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least 80 percent of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our Charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors. Our Charter and Bylaws provide that the Board of Directors have the exclusive power to adopt, alter or repeal any provision of our Bylaws and to make new Bylaws.

RATING AGENCY GUIDELINES

The rating agencies that assign ratings to our senior securities and preferred stock (each a “Rating Agency” and, collectively, the “Rating Agencies”) impose asset coverage requirements, which may limit our ability to engage in certain types of transactions and may limit our ability to take certain actions without confirming that such action will not impair the ratings.

We may, but are not required to, adopt any modifications to the guidelines that may hereafter be established by any Rating Agency. Failure to adopt any modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any Rating Agency may, at any time, change or withdraw any rating. The Board of Directors may, without stockholder approval, modify, alter or repeal certain of the definitions and related provisions which we may have adopted pursuant to a rating agency’s guidelines (as they may be amended from time to time, “Rating Agency Guidelines”) only in the event we receive written confirmation from the rating agency that any amendment, alteration or repeal would not impair the ratings then assigned to the senior securities.

We are required to satisfy two separate asset maintenance requirements with respect to any outstanding debt securities and with respect to outstanding preferred stock: (1) we must maintain assets in our portfolio that have a value, discounted in accordance with set forth by each Rating Agency, at least equal to amounts specified in Rating Agency Guidelines with respect to our senior securities (the “Basic Maintenance Amount”); and (2) we must satisfy the 1940 Act asset coverage requirements.

Basic Maintenance Amounts.  We must maintain, as of each valuation date on which senior securities are outstanding, eligible assets having an aggregate discounted value at least equal to the applicable Basic Maintenance Amount, which is calculated separately for debt securities and preferred stock for each Rating Agency that is then rating the senior securities and so requires. If we fail to maintain eligible assets having an aggregated discounted value at least equal to the applicable Basic Maintenance Amount as of any valuation date and such failure is not cured by the applicable related asset coverage cured date, we will be required in certain circumstances to redeem certain of the senior securities. The prospectus supplement describes the terms of any such required redemption.

The applicable Basic Maintenance Amount is defined in the Rating Agency’s Guidelines. Each Rating Agency may amend the definition of the applicable Basic Maintenance Amount from time to time. The market value of our portfolio securities (used in calculating the discounted value of eligible assets) is calculated using readily available market quotations when appropriate, and in any event, consistent with our valuation procedures. For the purpose of calculating the applicable Basic Maintenance Amount, portfolio securities are valued in the same manner as we calculate our net asset value. See “Net Asset Value.”

Each Rating Agency’s discount factors, the criteria used to determine whether the assets held in our portfolio are eligible assets, and the guidelines for determining the discounted value of our portfolio holdings for purposes of determining compliance with the applicable Basic Maintenance Amount are based on Rating Agency Guidelines established in connection with rating the senior securities. The discount factor relating to any asset, the applicable Basic Maintenance Amount requirement, the assets eligible for inclusion in the calculation of the discounted value of our portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the applicable Rating Agency, without our approval, or the approval of our Board of Directors or stockholders.

A Rating Agency’s Rating Agency Guidelines will apply to the senior securities or preferred stock only so long as that Rating Agency is rating such senior securities or preferred stock, respectively. We will pay certain fees to Moody’s, Fitch and any other rating agency that may provide a rating for the senior securities or preferred stock.

The ratings assigned to the senior securities or preferred stock are not recommendations to buy, sell or hold the senior securities or preferred stock. Such ratings may be revised or withdrawn by the assigning Rating Agency at any time.

1940 Act Asset Coverage.  Under the purchase agreements governing our Senior Notes, we are required to maintain, with respect to senior securities, as of the last business day on any month in which any senior securities are outstanding, asset coverage of at least 300% for debt securities and 200% for debt securities and preferred stock. If we fail to maintain the applicable 1940 Act asset coverage as of the last business day of any month and either (i) such failure is not cured or (ii) we have not given notice of an optimal redemption of the Senior Notes in an amount sufficient to cure such default as of the last business day of the following month, we will be required to redeem certain senior securities.

If we do not have asset coverage of at least 225% for debt securities and preferred stock as of the last day of any month on which Series A MRP Shares are outstanding, we must redeem certain of the Series A MRP Shares.

Notices.  Under the current Rating Agency Guidelines, in certain other circumstances, we are required to deliver to any Rating Agency then rating the senior securities (1) a certificate with respect to the calculation of the applicable Basic Maintenance Amount; (2) a certificate with respect to the calculation of the 1940 Act asset coverage and the value of our portfolio holdings; and (3) a letter prepared by our independent accountants regarding the accuracy of such calculations.

Notwithstanding anything herein to the contrary, the Rating Agency Guidelines, as they may be amended from time to time by each rating agency will be reflected in a written document and may be amended by each Rating Agency without our vote, consent or approval, and without the approval of our Board of Directors or any of our stockholders.

A copy of the current Rating Agency Guidelines will be provided to any holder of senior securities promptly upon request made by such holder by writing to us at 717 Texas Avenue, Suite 3100, Houston, Texas 77002.

OUR STRUCTURE; COMMON STOCK REPURCHASES AND CHANGE IN OUR STRUCTURE

CLOSED-END STRUCTURE

Closed-end funds differ from open-end management investment companies (commonly referred to as “mutual funds”). Closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the stockholder. In contrast, mutual funds issue securities redeemable at net asset value at the option of the stockholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies. Accordingly, closed-end funds have greater flexibility than open-end funds to make certain types of investments, including investments in illiquid securities.

Shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount to their net asset value, but in some cases trade at a premium. See “Market and Net Asset Value Information” for a summary of our trading history. The market price may be affected by net asset value, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for the shares, stability of dividends or distributions, trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of our common stock being greater than, less than or equal to net asset value. The Board of Directors has reviewed our structure in light of our investment objective and policies and has determined that the closed-end structure is in the best interests of our stockholders. However, the Board of Directors may review periodically the trading range and activity of our shares with respect to our net asset value and may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for our common stock at net asset value or our possible conversion to an open-end mutual fund. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in our common stock trading at a price equal to or close to net asset value per share of our common stock. Based on the determination of the Board of Directors in connection with our initial public offering of our common stock that the closed-end structure is desirable in light of our investment objective and policies and the trading history of our common stock relative to our net asset value since our IPO, it is highly unlikely that the Board would vote to convert us to an open-end investment company.

REPURCHASE OF COMMON STOCK AND TENDER OFFERS

In recognition of the possibility that our common stock might trade at a discount to net asset value and that any such discount may not be in the interest of our common stockholders, the Board of Directors, in consultation with our Adviser, from time to time may, but is not required to, review possible actions to reduce any such discount. The Board of Directors also may, but is not required to, consider from time to time open market repurchases of and/or tender offers for our common stock, as well as other potential actions, to seek to reduce any market discount from net asset value that may develop. After any consideration of potential actions to seek to reduce any significant market discount, the Board may, subject to its applicable duties and compliance with applicable state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Board of Directors in light of the market discount of our common stock, trading volume of our common stock, information presented to the Board of Directors regarding the potential impact of any such share repurchase program or tender offer, general market and economic conditions and applicable law. There can be no assurance that we will in fact effect repurchases of or tender offers for any of our common stock. We may, subject to our investment limitation with respect to Indebtedness, incur debt to finance such repurchases or a tender offer or for other valid purposes. Interest on any such Indebtedness would increase our expenses and reduce our net income.

There can be no assurance that repurchases of our common stock or tender offers, if any, will cause our common stock to trade at a price equal to or in excess of its net asset value. Nevertheless, the possibility that a portion of our outstanding common stock may be the subject of repurchases or tender offers may reduce the spread between market price and net asset value that might otherwise exist. Sellers may be less inclined to accept a significant discount in the sale of their common stock if they have a reasonable expectation of being able to receive a price of net asset value for a portion of their common stock in conjunction with an announced repurchase program or tender offer for our common stock.

Although the Board of Directors believes that repurchases or tender offers generally would have a favorable effect on the market price of our common stock, the acquisition of common stock by us will decrease our total assets and therefore will have the effect of increasing our expense ratio and decreasing the asset coverage with respect to any preferred stock outstanding. Because of the nature of our investment objective, policies and portfolio, particularly our investment in illiquid or otherwise restricted securities, it is possible that repurchases of common stock or tender offers could interfere with our ability to manage our investments in order to seek our investment objective. Further, it is possible that we could experience difficulty in borrowing money or be required to dispose of portfolio securities to consummate repurchases of or tender offers for common stock.

POSSIBLE CONVERSION TO OPEN-END FUND STATUS

Our Charter provides that any proposal for our conversion from a closed-end company to an open-end company requires the approval of our Board of Directors and the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such proposal is also approved by at least 80 percent of our continuing directors (in addition to the approval by our Board of Directors), such proposal may be approved by a majority of the votes entitled to be cast on the matter. See “Description of Capital Stock” for a discussion of voting requirements applicable to our conversion to an open-end investment company. If we converted to an open-end investment company, we would be required to redeem all preferred stock then outstanding (requiring in turn that we liquidate a portion of our investment portfolio) and our common stock would no longer be listed on the NYSE. Conversion to open-end status could also require us to modify certain investment restrictions and policies. Stockholders of an open-end investment company may require the investment company to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. Our Board of Directors may at any time propose our conversion to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing.

TAX MATTERS

The following discussion of federal income tax matters is based on the advice of our counsel, Paul, Hastings, Janofsky & Walker LLP.

This section and the discussion in our SAI is a general summary of certain U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not included tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts and financial institutions. This summary assumes that investors hold our common stock as capital assets within the meaning of the Code. The discussion is based upon the Code, Treasury regulations and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

➢	a citizen or individual resident of the United States;

➢	a corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any State or the District of Columbia;

➢	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

➢	a trust if a court within the United States can exercise primary supervision over its administration, and one or more United States persons have the authority to control all of the substantial decisions of that trust (or the trust was in existence on August 20, 1996, and validly elected to continue to be treated as a U.S. trust).

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

QUALIFICATION AS A RIC

We intend to qualify for the special tax treatment afforded to RICs under Subchapter M of the Code. As long as we qualify, we will not be subject to federal income tax on the part of our net ordinary income and net realized capital gains that we distribute to our stockholders. In order to qualify as a RIC for federal income tax purposes, we must meet three key tests, which are described below, and be registered as a management company under the 1940 Act at all times during each taxable year. Failure to meet any of the quarterly tests would disqualify us from RIC tax treatment for the entire year. However, in certain situations we may be able to take corrective action within 30 days of the end of a quarter, which would allow us to remain qualified.

The Income Test.  At least 90% of our gross income in each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to our business of investing in such stock, securities or currencies. Net income from a “qualified publicly traded partnership” will also be included as qualifying income for purposes of the 90% gross income test. A “qualified publicly traded partnership” is a publicly traded partnership that is treated as a partnership for U.S. federal income tax purposes and that derives less than 90% of its gross income from the foregoing types of income. To the extent we hold interests in entities that are taxed as grantor trusts for Federal income tax purposes or are partnerships that are not treated as “qualified publicly traded partnerships,” the income derived from such investments may not be treated as qualifying income for purposes of the 90% gross income test, depending on the underlying source of income to such partnerships or grantor trusts.

The Diversification Tests.  We must diversify our holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of our total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of our total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, the securities (other than the securities of other RICs) of any two or more issuers that we control (by owning 20% or more of their voting power) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. We refer to these tests as the “Diversification Tests.”

As set forth above, one requirement of the Diversification Tests is that, at the end of each quarter of each taxable year, not more than 25% of the value of our total assets is invested in the securities (other than the securities of other RICs) of any two or more issuers that we control (by owning 20% or more of their voting power) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses. There is limited guidance beyond some general guidelines in the Treasury Regulations concerning the determination of what constitutes similar trades or businesses. Therefore, to determine whether issuers are engaged in the same or similar trades or businesses, we have classified the activities of Energy Companies by distinct business functions. These business functions were determined primarily by using standard industry classification codes, or “SIC codes,” that are generally used by companies in the energy industry.

We may form one or more taxable subsidiaries to make and hold investments in accordance with our investment objective, and such taxable subsidiaries may in turn hold equity securities issued by certain non-traded limited partnerships. Although we intend that any investment in such taxable subsidiaries and non-traded limited partnerships will be within the 25% limit set forth above, it is possible that the IRS will not respect our determinations that certain taxable subsidiaries and non-traded limited partnerships are not engaged in the same or similar trades or businesses or related trades or businesses. If any such controlled entities are determined to be engaged in related trades or businesses, our ownership in them would be aggregated, possibly causing a violation of the 25% limit set forth above. Failure to meet the Diversification Tests may result in our having to dispose of certain investments at times we would not consider advantageous in order to prevent the loss of RIC status.

The Annual Distribution Requirement.  Our deduction for dividends paid to our stockholders during the taxable year must equal or exceed 90% of the sum of (i) our investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) our net tax-exempt interest, if any (the excess of our gross tax-exempt interest over certain disallowed deductions). For purposes of this distribution test, we may elect to treat as paid on the last day of the fiscal year all or part of any dividends that we declare after the end of our taxable year. Such dividends must be declared before the due date for filing our tax return, including any extensions. We intend to distribute at least annually substantially all of such income. We will refer to this distribution requirement as the “Annual Distribution Requirement.”

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the fund level. To avoid the tax, we must distribute during each calendar year an amount at least equal to the sum of (i) 98% of our ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98% of our capital gains in excess of our capital losses (adjusted for certain ordinary losses) for the one-year period ending on November 30, the last day of our taxable year (which we intend to continue to elect to use for this purpose), and (iii) certain undistributed amounts from previous years on which we paid no U.S. federal income tax. We refer to this distribution requirement as the “Excise Tax Avoidance Requirement.” While we intend to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of our taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by us in October, November or December of the year, payable to stockholders of record on a date during such a month and paid by us during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, even though we will not have received any corresponding cash amount.

Equity securities issued by certain non-traded limited partnerships in which we invest may not produce qualifying income for purposes of determining our compliance with the 90% gross income test applicable to RICs. As a result, we may form one or more wholly owned taxable subsidiaries to make and hold certain investments in accordance with our investment objective. The dividends received from such taxable subsidiaries will be qualifying income for purposes of the 90% gross income test. In general, the amount of cash received from such wholly owned subsidiaries will equal the amount of cash received from the limited partnerships as reduced by income taxes paid by such subsidiaries.

Investments by us in certain “passive foreign investment companies” (“PFICs”) could subject us to federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making Distributions to stockholders. Elections may be available to us to mitigate the effect of this provision provided that the PFIC complies with certain reporting requirements, but the elections would generally function to accelerate the recognition of income without a corresponding receipt of cash. Dividends paid by PFICs will not qualify for the reduced tax rates discussed above applicable to qualified dividend income.

The tax treatment of our investments in Income Trusts will differ depending on whether such entities are treated as corporations, partnerships, or grantor trusts for federal income tax purposes. In particular, certain Income Trusts are treated as grantor trusts for federal income tax purposes and generally pass through tax items such as income, gain or loss. In such cases, we would be deemed for tax purposes to directly own the assets of such Income Trusts. As a result, we will be required to monitor the individual underlying items of income that we receive from such grantor trusts to determine how we will characterize such income for tax purposes, including for purposes of meeting the income distribution requirements applicable to RICs.

Securities issued by certain Energy Companies (such as Income Trusts which are grantor trusts) may not produce “qualified” income for purposes of determining our compliance with the tax diversification rules applicable to RICs. To the extent that we hold such securities indirectly through investments in a taxable subsidiary formed by us, those securities may produce “qualified” income. However, the net return to us on such investments would be reduced to the extent that the subsidiary is subject to corporate income taxes.

We are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Description of Capital Stock.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

TAXATION OF U.S. STOCKHOLDERS

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. Distributions of our net capital gains (which is generally our net long- term capital gains in excess of net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains at a maximum rate of 15% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. Such capital gain will be long-term capital gain and thus, will be taxed at a maximum rate of 15% for taxable years beginning on or before December 31, 2012, if the Distributions are attributable to common stock held by the U.S. stockholder for more than one year. It is not anticipated that Distributions paid by us will generally be attributable to dividends from corporations; therefore, our Distributions generally will not be eligible for the maximum tax rate of 15% applicable to qualified dividend income, or for the dividends received deduction.

Under the dividend reinvestment plan, a U.S. stockholder can have all cash distributions automatically reinvested in additional shares of our common stock. See “Dividend Reinvestment Plan.” Any Distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested Distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Although we currently intend to distribute any long-term capital gains at least annually, we may in the future decide to retain some or all of our long-term capital gains, but designate the retained amount as a “deemed distribution.” We cannot, however, treat any of our “investment company taxable income” as a “deemed distribution.” If we designate any of our retained capital gains as a deemed distribution, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We will be subject to alternative minimum tax, also referred to as AMT, but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect the stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued, such items will generally be apportioned in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless a different method for a particular item is warranted under the circumstances.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the Distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain if the stockholder has held his, her or its shares for more than one year and such shares are held as capital assets. Otherwise, it would be classified as short-term capital gain. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less (determined by applying the holding period rules contained in Section 852(b)(4)(C) of the Code) will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of Distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of 15% (for taxable years beginning on or before December 31, 2012) on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses against ordinary income for a year, but may carry back such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per Distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income (including the portion, if any, taxable at the lower effective rate applicable to “qualified dividends”) and as long-term capital gain. In addition, the federal tax status of each year’s Distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 15% maximum rate). Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. stockholder’s particular situation. Due to the nature of our expected investments, dividends distributed by us generally will not be eligible for the dividends-received deduction or the preferential rate applicable to qualified dividends.

We may be required to withhold federal income tax, or backup withholding, currently at a rate of 28%, from all taxable Distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom notification has been received from the IRS to the effect that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

TAXATION OF NON-U.S. STOCKHOLDERS

Whether an investment in our shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in our shares by a Non-U.S. stockholder may have adverse tax consequences because the interest income and certain short-term capital gains that generally would not be subject to tax if earned directly by a Non-U.S. stockholder are transformed into dividends that are subject to U.S. income tax as described below. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income and the excess of net short-term capital gain over net long-term capital losses), will generally be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the Distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States of the Non-U.S. stockholder. In such latter case the Distributions will be subject to federal income tax at the rates applicable to U.S. persons, plus, in certain cases where the Non-U.S. stockholder is a corporation, a branch profits tax at a 30% rate (or lower rate provided by an applicable treaty), and we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

Actual or deemed distributions of our net capital gains (i.e., net long-term capital gains in excess of short-term capital losses) to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless (a) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment or fixed base maintained by the Non-U.S. stockholder in the United States or (b) the Non-U.S. stockholder is an individual, has been present in the United States for 183 days or more during the taxable, and certain other conditions are satisfied. In addition, gain on your sale of our common stock will be subject to federal income tax if we are or have been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date you sell our common stock and your holding period for such common stock and you held more than 5% of our common stock at any time during the five-year period preceding the disposition. Generally, a corporation is a United States real property holding corporation if the fair market value of its “United States real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus its other assets used or held for use in a trade or business.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

Under the dividend reinvestment plan, a Non-U.S. stockholder can have all cash Distributions automatically reinvested in additional shares of our common stock. See “Dividend Reinvestment Plan.” If the Distribution is a distribution of our “investment company taxable income” and is not effectively connected with a U.S. trade or business of the Non-U.S. stockholder (or, if a treaty applies, it is not attributable to a permanent establishment or a fixed base), the amount distributed (to the extent of our current and accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a rate of 30% (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in our common stock. If the Distribution is effectively connected with a U.S. trade or business or attributable to a permanent establishment or fixed base, generally the full amount of the Distribution will be reinvested in the plan and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. stockholders. The Non-U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the Non-U.S. stockholder’s account.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

FAILURE TO QUALIFY AS A RIC

If, in any taxable year, we fail to qualify as a RIC, we would be taxed in the same manner as an ordinary corporation and Distributions from earnings and profits (as determined under U.S. federal income tax principles) to our stockholders would not be deductible by us in computing our taxable income. In such case, under current law Distributions to our stockholders generally would be eligible (i) for treatment as qualified dividend income in the case of individual stockholders (provided that certain holding period and other requirements were met), and (ii) for the dividends-received deduction in the case of corporate stockholders. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining Distributions would be treated as a capital gain. In addition, we could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial Distributions before requalifying as a RIC that is accorded special tax treatment.

FEDERAL INCOME TAX TREATMENT OF HOLDERS OF OUR PREFERRED STOCK

Under present law, we take the position that our preferred stock constitutes our equity, and thus distributions with respect to our preferred stock (other than distributions in redemption of our preferred stock that are treated as exchanges under Section 302(b) of the Code) will generally constitute dividends to the extent of our allocable current or accumulated earnings and profits, as calculated for federal income tax purposes. This view relies in part on a published ruling of the IRS stating that certain preferred stock similar in many material respects to our preferred stock represents equity (and the following discussion assumes such treatment will apply). It is possible, however, that the IRS might take a contrary position asserting, for example, that our preferred stock constitutes debt. If this position were upheld, the discussion of the treatment of distributions below would not apply. Instead, distributions by us to holders of our preferred stock would constitute interest, whether or not such distributions exceeded our earnings and profits, would be included in full in the income of the recipient and would be taxed as ordinary income.

Distributions we pay to you from our investment company taxable income or from an excess of net short-term capital gain over net long-term capital losses (together referred to hereinafter as “ordinary income dividends”) are generally taxable to you as ordinary income to the extent of our earnings and profits. Such distributions (if so reported by us) may qualify (provided holding period and other requirements are met) (i) for the dividends received deduction in the case of corporate stockholders to the extent that our income consists of dividend income from U.S. corporations, and (ii) in the case of individual stockholders (effective for taxable years beginning on or before December 31, 2012), as qualified dividend income eligible to be taxed at a maximum rate of generally 15% (5% for individuals in lower tax brackets) to the extent that we receive qualified dividend income; however, due to the expected nature of our investments, it is not generally anticipated that our dividends will so qualify. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations. Dividend income from passive foreign investment companies is not eligible for the reduced rate for qualified dividend income and is taxed as ordinary income. Distributions made to you from an excess of net long-term capital gain over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to you but retained by us, are taxable to you as long-term capital gain if they have been properly designated by us, regardless of the length of time you have owned our shares. The maximum tax rate on capital gain dividends received by individuals generally is 15% for such gain realized for taxable years beginning on or before December 31, 2012. Distributions in excess of our earnings and profits will first reduce the adjusted tax basis of your shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to you (assuming the shares are held as a capital asset). Generally, not later than 60 days after the close of our taxable year, we will provide you with a written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions.

SALE OF OUR PREFERRED STOCK

The sale or other disposition of our preferred stock by holders will generally be a taxable transaction for federal income tax purposes. Holders of our preferred stock who sell such shares will generally recognize gain or loss in an amount equal to the difference between the amount of cash and fair market value of any property received in exchange therefor and their adjusted tax basis in the shares sold. If such shares are held as a capital asset at the time of the sale, the gain or loss will generally be a capital gain or loss. Similarly, a redemption by us (including a redemption resulting from our liquidation), if any, of all our preferred stock actually and constructively held by a stockholder generally will give rise to capital gain or loss under Section 302(b) of the Code if the stockholder does not own (and is not regarded under certain tax law rules of constructive ownership as owning) any of our common stock, and provided that the redemption proceeds do not represent declared but unpaid dividends.

Capital gain or loss will generally be long-term capital gain or loss if the shares were held for more than one year. Net long-term capital gain recognized by a noncorporate U.S. holder generally will be subject to tax at a lower rate (currently a maximum rate of 15%) than net short-term capital gain or ordinary income (currently a maximum rate of 35%). For corporate holders, capital gain is generally taxed at the same rate as ordinary income, that is, currently at a maximum rate of 35%. Any loss upon the sale or exchange of our preferred stock held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such shares. A loss realized on a sale or exchange of shares may be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. A holder’s ability to deduct capital losses may be subject to other limitations under the Code.

BACKUP WITHHOLDING

We are required in certain circumstances to backup withhold, at a current rate of 28%, on taxable dividends and certain other payments paid to non-corporate holders of our shares who do not furnish us with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

STATE AND LOCAL TAXES

Payment, dividends and distributions with respect to our common stock and preferred stock also may be subject to state and local taxes.

Tax matters are very complicated, and the federal, state and local tax consequences of an investment in and holding of our securities will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect them.

OTHER TAXATION

Foreign stockholders, including stockholders who are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty. In addition, recently enacted legislation may impose additional U.S. reporting and withholding requirements on certain foreign financial institutions and other foreign entities with respect to distributions on and proceeds from the sale or disposition of our stock. This legislation will generally be effective for payments made on or after January 1, 2013. Foreign stockholders should consult their tax advisers regarding the possible implications of this legislation as well as the other U.S. federal, state, local and foreign tax consequences of an investment in our stock.

Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general federal income taxation rules and with respect to other federal, state, local or foreign tax consequences to them before making an investment in our common or preferred stock.

TAX RISKS

Investing in our securities involves certain tax risks, which are more fully described in the section “Risk Factors — Tax Risks.”

PLAN OF DISTRIBUTION

We may sell our common stock and preferred stock from time to time on an immediate, continuous or delayed basis, in one or more offerings under this prospectus and any related prospectus supplement in any one or more of the following ways (1) directly to one or more purchasers, (2) through agents for the period of their appointment, (3) to underwriters as principals for resale to the public, (4) to dealers as principals for resale to the public, (5) through “at-the-market” transactions or (6) pursuant to our Dividend Reinvestment Plan.

The securities may be sold from time to time in one or more transactions at a fixed price or fixed prices, which may change; at prevailing market prices at the time of sale; prices related to prevailing market prices; at varying prices determined at the time of sale; or at negotiated prices. The securities may be sold other than for cash, including in exchange transactions for non-control securities, or may be sold for a combination of cash and securities. The securities may be sold “at-the-market” to or through a market maker or into an existing trading market for the securities, on an exchange or otherwise. The prospectus supplement will describe the method of distribution of our securities offered therein.

Each prospectus supplement relating to an offering of securities will state the terms of the offering, including:

➢	the names of any agents, underwriters or dealers;

➢	any sales loads, underwriting discounts and commissions or agency fees and other items constituting underwriters’ or agents’ compensation;

➢	any discounts, commissions, fees or concessions allowed or reallowed or paid to dealers or agents;

➢	the public offering or purchase price of the offered securities and the estimated net proceeds we will receive from the sale; and

➢	any securities exchange on which the offered securities may be listed.

Any public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

DIRECT SALES

We may sell our common stock and preferred stock directly to, and solicit offers from, purchasers, including institutional investors or others who may be deemed to be underwriters as defined in the Securities Act, for any resales of the securities. In this case, no underwriters or agents would be involved. We may use electronic media, including the internet, to sell offered securities directly. We will describe the terms of any of those sales in a prospectus supplement.

DISTRIBUTION THROUGH AGENTS

We may offer and sell our common stock and preferred stock on a continuous basis through agents that we designate. We will name any agent involved in the offer and sale and describe any commissions payable by us in the prospectus supplement. Unless otherwise indicated in the prospectus supplement, the agents will be acting on a best efforts basis for the period of their appointment.

Offers to purchase securities may be solicited directly by the issuer or by agents designated by the issuer from time to time. Any such agent, who may be deemed to be an underwriter as the term is defined in the Securities Act, involved in the offer or sale of the offered securities in respect of which this prospectus is delivered will be named, and any commissions payable by the issuer to such agent set forth, in a prospectus supplement.

DISTRIBUTION THOUGH UNDERWRITERS

We may offer and sell securities from time to time to one or more underwriters who would purchase the securities as principal for resale to the public either on a firm commitment or best efforts basis. If we sell securities to underwriters, we will execute an underwriting agreement with them at the time of the sale and will name them in the prospectus supplement. In connection with these sales, the underwriters may be deemed to have received compensation from us in the form of underwriting discounts and commissions. The underwriters also may receive commissions from purchasers of securities for whom they may act as agent. Unless otherwise stated in the prospectus supplement, the underwriters will not be obligated to purchase the securities unless the conditions set forth in the underwriting agreement are satisfied, and if the underwriters purchase any of the securities, they will be required to purchase all of the offered securities. In the event of default by any underwriter, in certain circumstances, the purchase commitments may be increased or the Underwriting Agreement may be terminated. The underwriters may sell the offered securities to or through dealers, and those dealers may receive discounts, concessions or commissions from the underwriters as well as from the purchasers for whom they may act as agent. Sales of the offered securities by underwriters may be in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The prospectus supplement describes the method of reoffering by the underwriters. The prospectus supplement will also describe the discounts and commissions to be allowed or paid to the underwriters, if any, all other items constituting underwriting compensation, and the discounts and commissions to be allowed or paid to dealers, if any. If a prospectus supplement so indicates, we may grant the underwriters an option to purchase additional shares of common stock at the public offering price, less the underwriting discounts and commissions, within a specified number of days from the date of the prospectus supplement, to cover any over-allotments.

DISTRIBUTION THROUGH DEALERS

We may offer and sell securities from time to time to one or more dealers who would purchase the securities as principal. The dealers then may resell the offered securities to the public at fixed or varying prices to be determined by those dealers at the time of resale. We will set forth the names of the dealers and the terms of the transaction in the prospectus supplement.

DISTRIBUTION THROUGH REMARKETING FIRMS

One or more dealers, referred to as “remarketing firms,” may also offer or sell the securities, if the prospectus supplement so indicates, in connection with a remarketing arrangement contemplated by the terms of the securities. Remarketing firms will act as principals for their own account or as agents. These remarketing firms will offer or sell the securities in accordance with the terms of the securities. The prospectus supplement will identify any remarketing firm and the terms of its agreement, if any, with us and will describe the remarketing firm’s compensation. Remarketing firms may be deemed to be underwriters in connection with the securities they remarket.

DISTRIBUTION THROUGH AT-THE-MARKET OFFERINGS

We may engage in at-the-market offerings to or through a market maker or into an existing trading market, on an exchange or otherwise, in accordance with Rule 415(a)(4). An at-the-market offering may be through an underwriter or underwriters acting as principal or agent for us.

GENERAL INFORMATION

Agents, underwriters, or dealers participating in an offering of securities and remarketing firms participating in a remarketing of securities may be deemed to be underwriters, and any discounts and commission received by them and any profit realized by them on resale of the offered securities for whom they may act as agent, may be deemed to be underwriting discounts and commissions under the Securities Act.

We may offer to sell securities either at a fixed price or at prices that may vary, at market prices prevailing at the time of sale, at prices related to prevailing market prices, or at negotiated prices.

If indicated in the applicable prospectus supplement, we may authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which these contracts may be made include: commercial and savings banks, insurance companies, pension funds, educational and charitable institutions and others, but in all cases these institutions must be approved by us. The obligations of any purchaser under any contract will be subject only to those conditions described in the applicable prospectus supplement. The underwriters and the other agents will not have any responsibility for the validity or performance of the contracts. The applicable prospectus supplement will describe the commission payable for solicitation of those contracts.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third parties may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and will be identified in the applicable prospectus supplement (or a post-effective amendment).

We may loan or pledge securities to a financial institution or other third party that in turn may sell the securities using this prospectus. Such financial institution or third party may transfer its short position to investors in our securities or in connection with a simultaneous offering of other securities offered by this prospectus.

In connection with any offering of the securities in an underwritten transaction, the underwriters may engage in transactions that stabilize, maintain, or otherwise affect the market price of the offered securities or any other securities. Those transactions may include over-allotment, entering stabilizing bids, effecting syndicate covering transactions, and reclaiming selling concessions allowed to an underwriter or a dealer.

➢	An over-allotment in connection with an offering creates a short position in the offered securities for the underwriters’ own account.

➢	An underwriter may place a stabilizing bid to purchase an offered security for the purpose of pegging, fixing, or maintaining the price of that security.

➢	Underwriters may engage in syndicate covering transactions to cover over-allotments or to stabilize the price of the offered securities by bidding for, and purchasing, the offered securities or any other securities in the open market in order to reduce a short position created in connection with the offering.

➢	The managing underwriter may impose a penalty bid on a syndicate member to reclaim a selling concession in connection with an offering when offered securities originally sold by the syndicate member are purchased in syndicate covering transactions or otherwise.

Any of these activities may stabilize or maintain the market price of the securities above independent market levels. The underwriters are not required to engage in these activities, and may end any of these activities at any time.

Any underwriters that are qualified market makers on the NYSE may engage in passive market making transactions in our common stock on the NYSE in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of the common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We will not require underwriters or dealers to make a market in the securities. Any underwriters to whom the offered securities are sold for offering and sale may make a market in the offered securities, but the underwriters will not be obligated to do so and may discontinue any market-making at any time without notice.

Under agreements entered into with us, underwriters and agents may be entitled to indemnification by us against certain civil liabilities, including liabilities under the Securities Act, or to contribution for payments the underwriters or agents may be required to make. The underwriters, agents, and their affiliates may engage in financial or other business transactions with us and our subsidiaries, if any, in the ordinary course of business.

In compliance with the guidelines of FINRA, the maximum commission or discount to be received by any member of FINRA or independent broker-dealer will not be greater than 8% of the initial gross proceeds from the sale of any security being sold.

The aggregate offering price specified on the cover of this prospectus relates to the offering of the securities not yet issued as of the date of this prospectus. The place and time of delivery for the offered securities in respect of which this prospectus is delivered are set forth in the accompanying prospectus supplement.

To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as a broker or dealer and receive fees in connection with the execution of our portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.

A prospectus and accompanying prospectus supplement in electronic form may be made available on the websites maintained by the underwriters. The underwriters may agree to allocate a number of securities for sale to their online brokerage account holders. Such allocations of securities for internet distributions will be made on the same basis as other allocations. In addition, securities may be sold by the underwriters to securities dealers who resell securities to online brokerage account holders.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

We may issue and sell shares of common stock pursuant to our Automatic Dividend Reinvestment Plan.

TRANSFER AGENT AND DIVIDEND-PAYING AGENT

American Stock Transfer & Trust Company, or AST, acts as our transfer agent and dividend-paying agent. Please send all correspondence to American Stock Transfer & Trust Company at 6201 15th Avenue, Brooklyn, New York 11219. For its services, AST receives a fixed fee per account. We will reimburse AST for certain out-of-pocket expenses, which may include payments by AST to entities, including affiliated entities, that provide sub-stockholder services, recordkeeping and/or transfer agency services to our beneficial owners. The amount of reimbursements for these services per benefit plan participant fund account per year will not exceed the per account fee payable by us to AST in connection with maintaining common stockholder accounts.

ADMINISTRATOR, CUSTODIAN AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC (“Ultimus”) provides certain administrative services for us, including but not limited to preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. Ultimus is located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

JPMorgan Chase Bank, N.A. is the custodian of our common stock and other assets. JPMorgan Chase Bank, N.A. is located at 14201 North Dallas Parkway, Second Floor, Dallas, Texas 75254.

Ultimus is also our fund accountant. Ultimus assists in the calculation of our net asset value and maintains and keeps current the accounts, books, records and other documents relating to our financial and portfolio transactions.

LEGAL OPINIONS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Paul, Hastings, Janofsky & Walker LLP (“Paul Hastings”), Costa Mesa, California. Paul Hastings may rely as to certain matters of Maryland law on the opinion of Venable LLP, Baltimore, Maryland. If certain legal matters in connection with an offering of securities are passed upon by counsel for the underwriters of such offering, that counsel will be named in the prospectus supplement related to that offering.

TABLE OF CONTENTS OF OUR STATEMENT OF ADDITIONAL INFORMATION

Glossary of Key Terms	SAI-1
Investment Objective	SAI-2
Investment Policies	SAI-2
Our Investments	SAI-4
Management	SAI-16
Control Persons	SAI-25
Investment Adviser	SAI-26
Code of Ethics	SAI-27
Proxy Voting Procedures	SAI-27
Portfolio Manager Information	SAI-28
Portfolio Transactions and Brokerage	SAI-29
Limitation on Liability of Directors and Officers	SAI-30
Tax Matters	SAI-31
Performance Related and Comparative Information	SAI-35
Experts	SAI-36
Other Service Providers	SAI-36
Registration Statement	SAI-37
Financial Statements and Report of Independent Registered Public Accounting Firm	F-1

The information in this prospectus supplement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus supplement is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

FORM OF PROSPECTUS SUPPLEMENT
(To prospectus dated      , 201 )
Subject to completion, dated      , 201 .
Shares
Common Stock
$0.001 per share

     We are offering            shares of our common stock. We are a non-diversified, closed-end management investment company that began investment activities on June 28, 2005 following our initial public offering. Our investment objective is to obtain a high total return with an emphasis on current income. There can be no assurance that we will achieve our investment objective. We seek to provide our stockholders with a tax-efficient vehicle to invest in a portfolio of companies in the Energy Sector. Our investments will be focused on securities of Energy Companies with the majority of our investments in equity securities of MLPs, Energy Marine Transportation Companies and Income Trusts. Although the majority of our investments will be in equity securities, we may invest up to 30% of our assets in debt investments. Capitalized terms, not otherwise defined herein, have the meanings ascribed to them in the Glossary of Key Terms on page iii of the accompanying prospectus.
     Our currently outstanding shares of common stock are, and the common stock offered by this prospectus supplement and accompanying prospectus, subject to notice of issuance, will be, listed on the New York Stock Exchange under the symbol “KYE.” The last reported sale price of our common stock on      , 201 was      per share. The net asset value per share of our common stock at the close of business on      , 201 was      .
     This investment involves risks. See “Risk Factors” beginning on page 16 of the accompanying Base Prospectus.
     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus supplement. Any representation to the contrary is a criminal offense.

	Per Share	Total
Public offering price	$	$
Underwriting discounts and commissions	$	$
Proceeds, before expenses, to us	$	$
     [The underwriters may also purchase up to an additional shares of our common stock at the public offering price, less underwriting discounts and commissions, payable by us to cover over-allotments, if any, within      days from the date of this prospectus supplement. If the underwriters exercise the option in full, the total underwriting discounts and commissions will be $     , and the total proceeds, before expenses, to us will be $      .]

     The underwriters are offering the shares of common stock as set forth under “Underwriting.” Delivery of the shares of common stock will be made on or about      , 201 .

[Underwriter(s)]

The date of this prospectus supplement is      , 201 .

Prospectus Supplement
Prospectus

Page
Glossary of Key Terms
Prospectus Summary
Forward-Looking Statements
Kayne Anderson Energy Total Return Fund, Inc.
Fees and Expenses
Financial Highlights
Senior Securities
Market and Net Asset Value Information
Use of Proceeds
Risk Factors
Distributions
Dividend Reinvestment Plan
Investment Objective and Policies
Use of Leverage
Management
Net Asset Value
Description of Capital Stock
Rating Agency Guidelines
Our Structure; Common Stock Repurchases and Change in Our Structure
Tax Matters
Plan of Distribution
Transfer Agent and Dividend-Paying Agent
Administrator, Custodian and Fund Accountant
Legal Matters
Table of Contents of Our Statement of Additional Information

     You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus (collectively, the “Prospectus”). This prospectus supplement and the accompanying prospectus set forth certain information about us that a prospective investor should carefully consider before making an investment in our securities. This prospectus supplement, which describes the specific terms of this offering, also adds to and updates information contained in the accompanying prospectus and the documents incorporated by reference in the accompanying prospectus. The accompanying prospectus gives more general information, some of which may not apply to this offering. If the description of this offering varies between this prospectus supplement and the accompanying prospectus, you should rely on the information contained in this prospectus supplement; provided that if any statement in one of these documents is inconsistent with a statement in another document having a later date and incorporated by reference into the base prospectus or prospectus supplement, the statement in the incorporated document having the later date modifies or supersedes the earlier statement. We have not authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are
S-i

not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted or where the person making the offer or sale is not qualified to do so or to any person to whom it is not permitted to make such offer or sale. The information contained in or incorporated by reference in this prospectus supplement and the accompanying prospectus is accurate only as of the respective dates on their front covers, regardless of the time of delivery of this prospectus supplement, the accompanying prospectus, or the sale of the securities. Our business, financial condition, results of operations and prospects may have changed since that date.
     You should read this prospectus supplement and the accompanying prospectus before deciding whether to invest and retain it for future reference. A Statement of Additional Information, dated         , 2011 (the “SAI”), as supplemented from time to time, containing additional information about us, has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference in its entirety into this prospectus supplement. You may request a free copy of our SAI by calling (877) 657-3863, or by writing to us. Electronic copies of the accompanying prospectus, our stockholder reports and our SAI are also available on our website (http://www.kaynefunds.com). You may also obtain copies of these documents (and other information regarding us) from the SEC’s web site (http://www.sec.gov).
CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS
     This prospectus supplement, the accompanying prospectus and the SAI contain forward-looking statements. All statements other than statements of historical facts included in this prospectus that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements including, in particular, the statements about our plans, objectives, strategies and prospects regarding, among other things, our financial condition, results of operations and business. We have identified some of these forward-looking statements with words like “believe,” “may,” “could,” “might,” “forecast,” “possible,” “potential,” “project,” “will,” “should,” “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate,” “approximate” or “continue” and other words and terms of similar meaning and the negative of such terms. Such forward-looking statements may be contained in this prospectus supplement as well as in the accompanying prospectus. These forward-looking statements are based on current expectations about future events affecting us and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Many factors mentioned in our discussion in this prospectus, including the risks outlined under “Risk Factors,” will be important in determining future results. In addition, several factors that could materially affect our actual results are the ability of the Energy Companies in which we invest to achieve their objectives, our ability to source favorable private investments, the timing and amount of distributions and dividends from the Energy Companies in which we intend to invest, the dependence of our future success on the general economy and its impact on the industries in which we invest and other factors discussed in our periodic filings with the SEC.
     Although we believe that the expectations reflected in our forward-looking statements are reasonable, we do not know whether our expectations will prove correct. They can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. The factors identified above are believed to be important factors, but not necessarily all of the important factors, that could cause our actual results to differ materially from those expressed in any forward-looking statement. Unpredictable or unknown factors could also have material adverse effects on us. Since our actual results, performance or achievements could differ materially from those expressed in, or implied by, these forward-looking statements, we cannot give any assurance that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on our results of operations and financial condition. All forward-looking statements included in this prospectus supplement, the accompanying prospectus or the SAI or are expressly qualified in their entirety by the foregoing cautionary statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of such documents. We do not undertake any obligation to update, amend or clarify these forward-looking statements or the risk factors contained therein, whether as a result of new information, future events or otherwise, except as may be required under the federal securities laws. We acknowledge that, notwithstanding the foregoing statements, the Private Securities Litigation Reform Act of 1995 does not apply to investment companies such as us.

S-ii

PROSPECTUS SUPPLEMENT SUMMARY
     This summary provides an overview of selected information and does not contain all of the information you should consider before investing in our common stock. You should read carefully the entire prospectus supplement, the accompanying prospectus, including the section entitled “Risk Factors,” the SAI, and the financial statements and related notes, before making an investment decision.
The Fund
     Kayne Anderson Energy Total Return Fund, Inc., a Maryland corporation, is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Our investment objective is to obtain a high total return with an emphasis on current income. We seek to achieve this objective by investing in a portfolio of companies in the Energy Sector. Our investments will be focused on securities of Energy Companies with the majority of our investments in equity securities of MLPs, Energy Marine Transportation Companies and Income Trusts. Our common stock is traded on the New York Stock Exchange (the “NYSE”) under the symbol “KYE.”
     We began investment activities on June 28, 2005 following our initial public offering. As of         , 201 , we had net assets applicable to our common stock of $        million and total assets of approximately $        million.
Investment Adviser
     KA Fund Advisors, LLC (“KAFA” or the “Adviser”) is our investment adviser, responsible for implementing and administering our investment strategy. KAFA is a subsidiary of Kayne Anderson Capital Advisors, L.P. (“KACALP” and together with KAFA, “Kayne Anderson”) and a SEC-registered investment adviser. As of      , 201 , Kayne Anderson and its affiliates managed approximately $ billion, including approximately $        billion in Energy Companies. Kayne Anderson has invested in Energy Companies since 1998. We believe that Kayne Anderson has developed an understanding of the Energy Sector that enables it to identify and take advantage of investment opportunities. In addition, Kayne Anderson’s senior professionals have developed a strong reputation in the Energy Sector and have many long-term relationships with industry managers, which we believe gives Kayne Anderson an important advantage in sourcing and structuring private investments.
     The principal business address of the Adviser is 717 Texas Avenue, Suite 3100, Houston, Texas 77002.

Portfolio Investments
     Our investments are focused on securities of Energy Companies, with the majority of our investments in equity securities of MLPs, Energy Marine Transportation Companies and Income Trusts. Generally, we invest in equity securities such as common stocks, preferred stocks, convertible securities, warrants, depository receipts and equity interests in MLPs, Marine Transportation Companies, Income Trusts and Other Energy Companies. We must invest at least 80% of our total assets in securities of Energy Companies and we may not invest more than 15% of our total assets in any single issuer. We will not invest directly in commodities.
     We are permitted to (i) directly invest up to 25% (or such higher amount as permitted by any applicable tax diversification rules) of our total assets in equity or debt securities of Master Limited Partnerships and (ii) invest up to 50% of our total assets in unregistered or otherwise restricted equity securities, including securities issued by private companies.
     We may not invest more than 30% of our total assets in debt securities, including up to 20% of our total assets in below-investment-grade debt securities which are rated, at the time of investment, at least (i) B3 by Moody’s Investors Service, Inc., (ii) B- by Standard & Poor’s or Fitch Ratings, or (iii) a comparable rating by another rating agency. Additionally, we will not invest more than 5% of our total assets in unrated debt securities. The debt securities in which we invest may have varying maturities which will generally not exceed 30 years.
     As of      , 201 , we held $        million in equity investments and $ million in debt investments. Our top 10 largest holdings by issuer as of that date were:

Percent of
				Amount	Total
	Company	Sector	Type of Securities	($ millions)	Investments
1.
2.
3.
4.
5.
6.
7.
8.
9.
10.

Distributions
We have paid Distributions to common stockholders every fiscal quarter since inception. Cumulative Distributions paid since inception total $  per share. We intend to continue to pay quarterly Distributions to our common stockholders. Our next regularly scheduled quarterly Distribution will be for our fiscal quarter ending      , 201 and, if approved by our Board of Directors, will be paid to common stockholders on or about      , 201 . Payment of future Distributions is subject to approval by our Board of Directors, as well as meeting the covenants of our senior debt, meeting the terms of our preferred stock and the asset coverage requirements of the 1940 Act.

The Offering

Common stock we are offering	shares

Common stock to be outstanding after this offering	shares [(1)]

Risk factors	See “Risk Factors” and other information included in the accompanying prospectus for a discussion of factors you should carefully consider before deciding to invest in shares of our common stock.

NYSE symbol	“KYE”

The shareholder transaction expenses can be summarized as follows:

Underwriting discounts and commissions (as a percentage of offering price)%

Net offering expenses borne by us (as a percentage of offering price)%

Dividend Reinvestment Plan fees (2)	None

[(1)	The number of shares outstanding after the offering assumes the underwriters’ over-allotment option is not exercised. If the over-allotment option is exercised in full, the number of shares outstanding will increase by .]

(2)	You will pay brokerage charges if you direct American Stock Transfer & Trust Company, as agent for our common stockholders, to sell your common stock held in a dividend reinvestment account.

FINANCIAL HIGHLIGHTS
[TO BE FURNISHED AT TIME OF OFFERING]

USE OF PROCEEDS
     We estimate that the net proceeds from the sale of the            shares of common stock that we are offering will be approximately $        million, after deducting the underwriting discounts and commissions and estimated offering expenses payable by us. [If the underwriters exercise their over-allotment option in full, we estimate that our net proceeds from this offering will be approximately $        million, after deducting the underwriting discounts and commissions and estimated offering expenses payable by us.]
     We intend to use the net proceeds of the offering from to make investments in portfolio companies in accordance with our investment objectives and policies, to repay indebtedness, and for general corporate purposes within .
     At      , 201 , we had outstanding borrowings on the revolving credit facility of $ and the interest rate was      %. Any borrowings under our revolving credit facility will be used to fund investments in portfolio companies and for general corporate purposes. Amounts repaid under our revolving credit facility will remain available for future borrowings.
     Pending such investments, we anticipate either investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments. A delay in the anticipated use of proceeds could lower returns, reduce our Distribution to common stockholders and reduce the amount of cash available to make dividend and interest payments on preferred stock and debt securities, respectively.

CAPITALIZATION
     The following table sets forth our capitalization (i) as of      , 201 and (ii) as adjusted to give effect to the issuance of the common shares offered hereby. As indicated below, common stockholders will bear the offering costs associated with this offering.

	As of	, 201
	Actual	As Adjusted
($ in 000s,
except per share data)
(Unaudited)
Cash and cash equivalents	$	$(1)
Short-Term Debt:
Revolving credit facility	$	$
Long-Term Debt:
Senior Notes Series A(2)	$	$
Senior Notes Series B(2)
Senior Notes Series C(2)
Senior Notes Series D(2)
Senior Notes Series E(2)
Total Debt	$	$
Mandatory Redeemable Preferred Stock:
Series A, $25 liquidation value per share, 3,600,000 authorized at , 201 ( shares issued and outstanding)(2)	$	$
Common Stockholders’ Equity:
Common Stock, par value $0.001 per share, shares authorized ( shares issued and outstanding as of , 201 as adjusted)(2)[(3)]	$	$
Paid-in capital(4)
Accumulated net investment loss, less dividends
Accumulated realized gains
Net unrealized gains

Net Assets Applicable to Common Stockholders	$	$

(1)	As described under “Use of Proceeds,” we intend to use the net proceeds from this offering to make investments in portfolio companies in accordance with our investment objective and policies and for general corporate purposes. Pending such investments, we anticipate either investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments.

(2)	We do not hold any of these outstanding securities for our account.

[(3)	This does not include shares that may be issued in connection with the underwriters’ over allotment option.]

(4)	As adjusted, additional paid-in capital reflects the proceeds of the issuance of shares of common stock offered hereby ($ ), less $0.001 par value per share of common stock ($ ), less the underwriting discount ($ ) and less the net estimated offering costs borne by us ($ ) related to the issuance of the shares.

UNDERWRITING
[TO BE FURNISHED AT TIME OF OFFERING]

LEGAL MATTERS
     Certain legal matters in connection with our common stock will be passed upon for us by Paul, Hastings, Janofsky & Walker LLP (“Paul Hastings”), Costa Mesa, California. Paul Hastings may rely as to certain matters of Maryland law on the opinion of Venable LLP, Baltimore, Maryland. Certain legal matters in connection with this offering will be passed upon for the underwriters by         ,         ,         .
WHERE YOU CAN FIND MORE INFORMATION
     We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the 1940 Act and are required to file reports (including our annual and semi-annual reports), proxy statements and other information with the SEC. We voluntarily file quarterly shareholder reports. Our most recent shareholder report filed with the SEC is for the period ended      , 201 . These documents are available on the SEC’s EDGAR system and can be inspected and copied for a fee at the SEC’s public reference room, 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Additional information about the operation of the public reference room facilities may be obtained by calling the SEC at (202) 551-5850.
     This prospectus supplement and the accompanying prospectus do not contain all of the information in our registration statement, including amendments, exhibits, and schedules. Statements in this prospectus supplement and the accompanying prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference. Additional information about us can be found in our registration statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains our registration statement, other documents incorporated by reference, and other information we have filed electronically with the SEC, including proxy statements and reports filed under the Exchange Act.

Shares
Common Stock

PROSPECTUS SUPPLEMENT

[Underwriter(s)]
     , 201

The information in this prospectus supplement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus supplement is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

FORM OF PROSPECTUS SUPPLEMENT
(To Prospectus Dated      , 201 )
Subject to completion, dated      , 201
Mandatory Redeemable Preferred Shares
Liquidation Preference $        share
Mandatorily Redeemable      , 20

     We are offering            shares of our mandatory redeemable preferred stock (referred to as “Mandatory Redeemable Preferred Shares or “Series [   ] MRP Shares”) with an aggregate liquidation preference of $        in this prospectus supplement. We are a non-diversified, closed-end management investment company that began investment activities on June 28, 2005. Our investment objective is to obtain a high total return with an emphasis on current income. There can be no assurance that we will achieve our investment objective. We seek to provide our stockholders with a tax-efficient vehicle to invest in a portfolio of companies in the Energy Sector. Our investments will be focused on securities of Energy Companies with the majority of our investments in equity securities of MLPs, Energy Marine Transportation Companies and Income Trusts. Although the majority of our investments will be in equity securities, we may invest up to 30% of our assets in debt investments. Capitalized terms, not otherwise defined herein, have the meanings ascribed to them in the Glossary of Key Terms on page iii of the accompanying prospectus.
(continued on the following page
     This investment involves risks. See “Risk Factors” beginning on page 16 of the accompanying prospectus and “Risks of Investing in Mandatory Redeemable Preferred Shares” beginning on page S-MRPS- of this prospectus supplement.
     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus supplement or the accompanying prospectus. Any representation to the contrary is a criminal offense.

	Per Share	Total
Public offering price	$	$
Underwriting discounts and commissions	$	$
Proceeds, before expenses, to us(1)	$	$
[The underwriters may also purchase up to an additional            Series MRP Shares at the public offering price, less underwriting discounts and commissions, payable by us to cover over-allotments, if any, within            days from the date of this prospectus supplement. If the underwriters exercise the option in full, the total underwriting discounts and commissions will be         , and the total proceeds, before expenses, to us will be .]
     The underwriters are offering the Series MRP Shares as set forth under “Underwriting.” Delivery of the Series MRP Shares will be made on or about      , 201 .
     The offering is conditioned upon the Series MRP Shares receiving a rating of net less than “          ” from           .

[Underwriter(s)]

The date of this prospectus supplement is      , 201 .

(continued from the previous page)
     Investors in the Series MRP Shares will be entitled to receive cash dividends at an annual rate of      % per annum. Dividends on the Series MRP Shares will be payable monthly. The initial dividend period for the Series MRP Shares will commence on,      201     and end on      , 20 . Each subsequent dividend period will be a calendar month (or the portion thereof occurring prior to the redemption of such Series MRP Shares). Dividends will be paid on the first business day of the month next following a dividend period and upon redemption of the Series MRP Shares. Dividends with respect to any monthly dividend period will be declared and paid to holders of record of Series MRP Shares as their names appear on our books and records at the close of business on the            th day of the last month in such monthly dividend period (or if such day is not a business day, the next preceding business day).
     We are required to redeem the Series MRP Shares on      , 201 . In addition, Series MRP Shares are subject to optional and mandatory redemption by us in certain circumstances described in this prospectus supplement.
     [Application has been made to list the Series MRP Shares on the New York Stock Exchange (the “NYSE”) under the symbol “KYE Pr ” so that trading on such exchange will begin within days after the date of this prospectus supplement, subject to notice of issuance. Prior to the expected commencement of trading on the NYSE, the underwriters do not intend to make a market in the Series MRP Shares and a market for the Series MRP Shares is not expected to develop. Consequently, it is anticipated that, prior to the commencement of trading on the NYSE, an investment in Series MRP Shares will be illiquid.]
     We intend to use the net proceeds from the sale of the Series MRP Shares to . See “Prospectus Supplement Summary — The Offering.”
     The Series MRP Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
     You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. This prospectus supplement and the accompanying prospectus set forth certain information about us that a prospective investor should carefully consider before making an investment in our securities. This prospectus supplement, which describes the specific terms of this offering, also adds to and updates information contained in the accompanying prospectus and the documents incorporated by reference in the accompanying prospectus. The accompanying prospectus gives more general information, some of which may not apply to this offering. If the description of this offering varies between this prospectus supplement and the accompanying prospectus, you should rely on the information contained in this prospectus supplement; provided that if any statement in one of these documents is inconsistent with a statement in another document having a later date and incorporated by reference into the accompanying prospectus or prospectus supplement, the statement in the incorporated document having the later date modifies or supersedes the earlier statement. We have not authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted or where the person making the offer or sale is not qualified to do so or to any person to whom it is not permitted to make such offer or sale. The information contained in or incorporated by reference in this prospectus supplement and the accompanying prospectus is accurate only as of the respective dates on their front covers, regardless of the time of delivery of this prospectus supplement, the accompanying prospectus, or the sale of the Series MRP Shares. Our business, financial condition, results of operations and prospects may have changed since that date.

Prospectus Supplement

Page
Cautionary Notice Regarding Forward-Looking Statements	S-MRPS-iii
Prospectus Supplement Summary	S-MRPS-1
Financial Highlights	S-MRPS-6
Use of Proceeds	S-MRPS-7
Capitalization	S-MRPS-8
Asset Coverage Requirements	S-MRPS-9
Description of Mandatory Redeemable Preferred Shares	S-MRPS-10
Federal Income Tax Matters	S-MRPS-16
Risks of Investing in Mandatory Redeemable Preferred Shares	S-MRPS-18
Underwriting	S-MRPS-19
Legal Matters	S-MRPS-20
Where You Can Find More Information	S-MRPS-20
Prospectus

Page
Glossary of Key Terms
Prospectus Summary
Forward-Looking Statements
Kayne Anderson Energy Total Return Fund, Inc.
Fees and Expenses
Financial Highlights
Senior Securities
Market and Net Asset Value Information
Use of Proceeds
Risk Factors
Dividends
Dividend Reinvestment Plan
Investment Objective and Policies
Use of Leverage
Management
Net Asset Value
Description of Capital Stock
Rating Agency Guidelines
Our Structure; Common Stock Repurchases and Change in Our Structure
Tax Matters
Plan of Distribution
Transfer Agent and Dividend-Paying Agent
Administrator, Custodian and Fund Accountant
Legal Matters
Table of Contents of Our Statement of Additional Information

     You should read this prospectus supplement and the accompanying prospectus before deciding whether to invest and retain it for future reference. A statement of additional information, dated         , 2011 (“SAI”), as supplemented from time to time, containing additional information about us, has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference in its entirety into this prospectus supplement. You may request a free copy of our SAI by calling toll-free at (877) 657-3863, or by writing to us at 717 Texas Avenue, Suite 3100, Houston, Texas 77002. Electronic copies of the accompanying prospectus, our stockholder reports and our SAI are also available on our website (http://www.kaynefunds.com). You may also obtain copies of these documents (and other information regarding us) from the SEC’s web site (http://www.sec.gov).
S-MRPS-i

     Capitalized terms used but not defined in this prospectus supplement or in the accompanying prospectus shall have the meanings given to such terms in the Articles Supplementary setting forth the rights and preferences of the Series MRP Shares (the “Articles Supplementary”). The Articles Supplementary are available from us upon request.
S-MRPS-ii

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS
     This prospectus supplement, the accompanying prospectus and the SAI contain forward-looking statements. All statements other than statements of historical facts included in this prospectus that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements including, in particular, the statements about our plans, objectives, strategies and prospects regarding, among other things, our financial condition, results of operations and business. We have identified some of these forward-looking statements with words like “believe,” “may,” “could,” “might,” “forecast,” “possible,” “potential,” “project,” “will,” “should,” “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate,” “approximate” or “continue” and other words and terms of similar meaning and the negative of such terms. Such forward-looking statements may be contained in this prospectus supplement as well as in the accompanying prospectus. These forward-looking statements are based on current expectations about future events affecting us and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Many factors mentioned in our discussion in this prospectus, including the risks outlined under “Risk Factors,” will be important in determining future results. In addition, several factors that could materially affect our actual results are the ability of the Energy Companies in which we invest to achieve their objectives, our ability to source favorable private investments, the timing and amount of distributions and dividends from the Energy Companies in which we intend to invest, the dependence of our future success on the general economy and its impact on the industries in which we invest and other factors discussed in our periodic filings with the SEC.
     Although we believe that the expectations reflected in our forward-looking statements are reasonable, we do not know whether our expectations will prove correct. They can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. The factors identified above are believed to be important factors, but not necessarily all of the important factors, that could cause our actual results to differ materially from those expressed in any forward-looking statement. Unpredictable or unknown factors could also have material adverse effects on us. Since our actual results, performance or achievements could differ materially from those expressed in, or implied by, these forward-looking statements, we cannot give any assurance that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on our results of operations and financial condition. All forward-looking statements included in this prospectus supplement, the accompanying prospectus or the SAI or are expressly qualified in their entirety by the foregoing cautionary statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of such documents. We do not undertake any obligation to update, amend or clarify these forward-looking statements or the risk factors contained therein, whether as a result of new information, future events or otherwise, except as may be required under the federal securities laws. We acknowledge that, notwithstanding the foregoing statements, the Private Securities Litigation Reform Act of 1995 does not apply to investment companies such as us.
S-MRPS-iii

PROSPECTUS SUPPLEMENT SUMMARY
     This summary does not contain all of the information that you should consider before investing in our mandatory redeemable preferred stock. You should read carefully the entire prospectus supplement and the accompanying prospectus, including the sections entitled“Risk Factors” beginning on page            of the accompanying prospectus and “Risks of Investing in Mandatory Redeemable Preferred Shares” beginning on page S-MRPS- of this prospectus supplement.
The Fund
     Kayne Anderson Energy Total Return Fund, Inc., a Maryland corporation, is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Our investment objective is to obtain a high total return with an emphasis on current income. We seek to achieve this objective by investing in a portfolio of companies in the Energy Sector. Our investments will be focused on securities of Energy Companies with the majority of our investments in equity securities of MLPs, Energy Marine Transportation Companies and Income Trusts. Our common stock is traded on the New York Stock Exchange (the “NYSE”) under the symbol “KYE.”
     We began investment activities on June 28, 2005 following our initial public offering. As of         , 201 , we had net assets applicable to our common stock of $        million and total assets of approximately $        million.
Investment Adviser
     KA Fund Advisors, LLC (“KAFA” or the “Adviser”) is our investment adviser, responsible for implementing and administering our investment strategy. KAFA is a subsidiary of Kayne Anderson Capital Advisors, L.P. (“KACALP” and together with KAFA, “Kayne Anderson”) and a SEC-registered investment adviser. As of      , 201 , Kayne Anderson and its affiliates managed approximately $        billion, including approximately $        billion in Energy Companies. Kayne Anderson has invested in Energy Companies since 1998. We believe that Kayne Anderson has developed an understanding of the Energy Sector that enables it to identify and take advantage of investment opportunities. In addition, Kayne Anderson’s senior professionals have developed a strong reputation in the Energy Sector and have many long-term relationships with industry managers, which we believe gives Kayne Anderson an important advantage in sourcing and structuring private investments.

S-MRPS-1

Portfolio Investments
     Our investments are focused on securities of Energy Companies, with the majority of our investments in equity securities of MLPs, Energy Marine Transportation Companies and Income Trusts. Generally, we invest in equity securities such as common stocks, preferred stocks, convertible securities, warrants, depository receipts and equity interests in MLPs, Marine Transportation Companies, Income Trusts and Other Energy Companies. We must invest at least 80% of our total assets in securities of Energy Companies and we may not invest more than 15% of our total assets in any single issuer. We will not invest directly in commodities.
     We are permitted to (i) directly invest up to 25% (or such higher amount as permitted by any applicable tax diversification rules) of our total assets in equity or debt securities of Master Limited Partnerships and (ii) invest up to 50% of our total assets in unregistered or otherwise restricted equity securities, including securities issued by private companies.
     We may not invest more than 30% of our total assets in debt securities, including up to 20% of our total assets in below-investment-grade debt securities which are rated, at the time of investment, at least (i) B3 by Moody’s Investors Service, Inc., (ii) B- by Standard & Poor’s or Fitch Ratings, or (iii) a comparable rating by another rating agency. Additionally, we will not invest more than 5% of our total assets in unrated debt securities. The debt securities in which we invest may have varying maturities which will generally not exceed 30 years.
     As of      , 201 , we held $        million in equity investments and $ million in debt investments. Our top 10 largest holdings by issuer as of that date were:

Percent of
				Amount	Total
	Company	Sector	Type of Securities	($ millions)	Investments
1.
2.
3.
4.
5.
6.
7.
8.
9.
10.

S-MRPS-2

The Offering

Series MRP Shares Offered	Series MRP Shares, $ liquidation preference per share ($ aggregate liquidation preference). The Series MRP Shares are being offered by the underwriters (the “Underwriters”) listed under “Underwriting,” for which are acting as representatives. [We have granted the Underwriters the right for days to purchase up to an additional Shares to cover over-allotments. Unless otherwise specifically stated, the information throughout this prospectus supplement does not take into account the possible issuance to the Underwriters of additional Series MRP Shares pursuant to their right to purchase additional Series MRP Shares to cover over-allotments.]

Dividend Rate	Series MRP Shares will pay monthly cash dividends at a rate of % per annum. The dividend rate is subject to adjustment (but will not in any event be lower than %) in certain circumstances. See “Description of Mandatory Redeemable Preferred Shares — Dividends and Dividend Periods — Fixed Dividend Rate,” “Description of Mandatory Redeemable Preferred Shares — Dividends and Dividend Periods — Adjustment to Fixed Dividend Rate — Ratings” and “Description of Mandatory Redeemable Preferred Shares — Dividends and Dividend Periods — Default Rate — Default Period.”

Dividend Payments	The holders of Series MRP Shares will be entitled to receive cash dividends when, as and if, authorized by the Board of Directors and declared by us, out of funds legally available therefor. Dividends on the Series MRP Shares will be payable monthly. The initial dividend period for the Series MRP Shares will commence on and end on and each subsequent dividend period will be a calendar month end (or the portion thereof occurring prior to the redemption of such Series MRP Shares) (each dividend period a “Dividend Period”). Dividends will be paid on the first business day of the month next following a Dividend Period and upon redemption of the Series MRP Shares (each payment date a “Dividend Payment Date”). Dividends with respect to any monthly Dividend Period will be declared and paid to holders of record of the Series MRP Shares as their names appear on our books and records at the close of business on the 15th day of the last month in such monthly Dividend Period (or if such day is not a business day, the next preceding business day). See “Description of Mandatory Redeemable Preferred Shares — Dividends and Dividend Periods.”
Term Redemption	We are required to redeem all outstanding Series MRP Shares on , 201 at a redemption price equal to $ per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the redemption date (the “Redemption Price”). See “Description of Mandatory Redeemable Preferred Shares — Redemption — Term Redemption.”

Mandatory Redemption for Asset Coverage, Effective Leverage Ratio and Series MRP Shares Basic Maintenance Amount	Asset Coverage. If we fail to maintain asset coverage of at least % (the “Series MRP Shares Asset Coverage”) as of the close of business on the last day of any month and such failure is not cured as of the close of business on the date that is days following such business day, the Series MRP Shares will be subject to mandatory redemption at the Redemption Price. See “Asset Coverage Requirements” and “Description of Mandatory Redeemable Preferred Shares — Redemption — Mandatory Redemption.”

S-MRPS-3

Series MRP Shares Basic Maintenance Amount. If we fail to maintain assets in our portfolio that have a value equal to the MRP Shares Basic Maintenance Amount (as defined below) as of the close of business on the last business day of any week, and such failure is not cured as of the close of business on the date that is 30 days following such business day, the MRP Shares will be subject to mandatory redemption at the Redemption Price. See “Asset Coverage Requirements” and “Description of Mandatory Redeemable Preferred Shares — Redemption — Mandatory Redemption.”

Mandatory Redemption of Series A MRP Shares. To the extent that a redemption of the Series A MRP Shares is required as a result of our failure to maintain (i) asset coverage of at least % and (ii) assets in our portfolio that have a value equal to the basic maintenance amount required by the rating agency rating the Series A MRP Shares under its specific rating agency guideline at any time, the Series MRP Shares will be subject to mandatory redemption at the Redemption Price. Further, subject to certain limitations we may redeem the Series MRP Shares before , 201 at a redemption price equal to the redemption price plus an optional redemption premium per share. See “Asset Coverage Requirements” and “Description of Mandatory Redeemable Preferred Shares — Redemption — Mandatory Redemption.”

Optional Redemption	We may redeem the Series MRP shares at any time following the anniversary of , 201 (the “Original Issue Date”) at a redemption price equal to the redemption price plus an optional redemption premium per share. See “Description of Mandatory Redeemable Preferred Shares — Redemption — Optional Redemption.”

Use of Proceeds	We estimate that our net proceeds from this offering after expenses will be approximately $ million, or $ million if the underwriters exercise the over-allotment option in full. We intend to use all of the net proceeds of this offering to .

NYSE Listing	Application has been made to list the Series MRP Shares on the NYSE under the symbol “KYE Pr ” so that trading on such exchange will begin within days after the date of this prospectus supplement, subject to notice of issuance. Prior to the expected commencement of trading on the NYSE, the underwriters do not intend to make a market in the Series MRP Shares and a market for the Series MRP Shares is not expected to develop. Consequently, it is anticipated that, prior to the commencement of trading on the NYSE, an investment in Series MRP Shares will be illiquid.

Ratings	It is a condition of the Underwriters’ obligation to purchase the Series MRP Shares offered hereby that the Series MRP Shares will be rated no less than “ ” by (together with any nationally recognized statistical ratings agency rating the Series MRP Shares, a “Rating Agency”), as of the Original Issue Date. There can be no assurance that such rating will be maintained at the level originally assigned through the term of the Series MRP Shares. The rating is based on current information furnished to by us and the Adviser. A rating may be changed, suspended or withdrawn in the Rating Agency’s discretion. We, however, will use commercially reasonable efforts to cause at least one Rating Agency to publish a credit rating with respect to the Series MRP Shares for so long as the Series MRP Shares are outstanding. The dividend rate payable on the Series MRP Shares will be subject to an

S-MRPS-4

increase in the event that the rating of the Series MRP Shares by is downgraded below “ ” (or the equivalent of such rating by another Rating Agency), or if no Rating Agency is then rating the Series MRP Shares. See “Description of Mandatory Redeemable Preferred Shares — Dividends and Dividend Periods — Adjustment to Fixed Dividend Rate — Ratings.” The Board of Directors has the right to terminate the designation of or any other Rating Agency as a Rating Agency for purposes of the Series MRP Shares. In such event, any rating of such terminated rating agency, to the extent it would have been taken into account in any of the provisions of the Series MRP Shares which are described in this prospectus supplement or included in the Articles Supplementary, will be disregarded, and only the ratings of the then-designated Rating Agency will be taken into account.

Federal Income Tax Matters	Under present law, we believe that the Series MRP Shares will constitute equity, and thus dividends with respect to the Series MRP Shares will generally constitute dividends to the extent of our allocable current or accumulated earnings and profits, as calculated for federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders but are expected to be treated as “qualified dividend income” that is generally subject to reduced rates of federal income taxation for noncorporate investors (for taxable years beginning on or before December 31, 2012) and are also expected to be eligible for the dividends received deduction available to corporate stockholders, in each case provided that certain holding period requirements are met. See “Federal Income Tax Matters.”

Redemption and Paying Agent	The Bank of New York Mellon Trust Company, N.A.

Risk Factors	See “Risk Factors” and other information included in the accompanying prospectus, as well as “Risks of Investing in Mandatory Redeemable Preferred Shares” in this prospectus supplement, for a discussion of factors you should carefully consider before deciding to invest in Series MRP Shares.

S-MRPS-5

FINANCIAL HIGHLIGHTS
[TO BE FURNISHED AT TIME OF OFFERING]

S-MRPS-6

USE OF PROCEEDS
     We estimate that the net proceeds from the sale of the Series MRP Shares that we are offering will be approximately $        million, after deducting the underwriting discounts and commissions, and estimated offering expenses payable by us. [If the underwriters exercise their over-allotment option in full, we estimate that our net proceeds from this offering will be approximately $        million, after deducting the underwriting discounts and commissions and estimated offering expenses payable by us.]
     We intend to use the net proceeds of this offering to make investments in portfolio companies in accordance with our investment objectives and policies, to repay indebtedness, and for general corporate purposes within      .
     At      , 201 , we had outstanding borrowings on the revolving credit facility of $ and the interest rate was      %. Any borrowings under our revolving credit facility will be used to fund investments in portfolio companies and for general corporate purposes. Amounts repaid under our revolving credit facility will remain available for future borrowings.
          Pending such investments, we anticipate either investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments. A delay in the anticipated use of proceeds could lower returns, reduce our distribution to common stockholders and reduce the amount of cash available to make dividend and interest payments on preferred stock and debt securities, respectively.

S-MRPS-7

CAPITALIZATION
     The following table sets forth our capitalization as of      , 201 and as adjusted to give effect to the issuance of the Series MRP Shares offered hereby. As indicated below, common stockholders will bear the offering costs associated with this offering.

As of , 201
	Actual	As Adjusted
($ In 000s, except per share data)
(Unaudited)
Cash and cash equivalents	$	$(1)
Short-Term Debt:
Revolving credit facility	$	$
Long Term Debt:
Senior Notes Series A	$	$
Senior Notes Series B
Senior Notes Series C
Senior Notes Series D
Senior Notes Series E
Total Debt	$	$
Mandatory Redeemable Preferred Stock:
Series A, $25 liquidation value per share, 3,600,000 authorized at , 201 ( shares issued and outstanding)(2)	$	$
Common Stockholders’ Equity:
Common Stock, par value $0.001 per share, shares authorized ( shares issued and outstanding as of , 201 as adjusted)(2)[(3)]	$	$
Paid-in capital
Accumulated net investment loss, less dividends
Accumulated realized gains
Net unrealized gains

Net Assets Applicable to Common Stockholders	$	$

(1)	As described under “Use of Proceeds,” we intend to use the net proceeds from this offering to make investments in portfolio companies in accordance with our investment objective and policies and for general corporate purposes. Pending such investments, we anticipate either investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments.

(2)	We do not hold any of these outstanding securities for our account.

[(3)	This does not include shares that may be issued in connection with the underwriters’ over allotment option.]

S-MRPS-8

ASSET COVERAGE REQUIREMENTS
     The 1940 Act and the Rating Agencies rating the MRP Shares impose asset coverage requirements that may limit our ability to engage in certain types of transactions and may limit our ability to take certain actions without confirming with such Rating Agencies that such action will not impair the ratings.
     We are required to satisfy two separate asset maintenance requirements with respect to outstanding Series MRP Shares: (1) we must maintain assets in our portfolio that have a value, discounted in accordance with guidelines set forth by such Rating Agencies, at least equal to the aggregate liquidation preference of the Series MRP Shares, plus specified liabilities, payment obligations and other amounts as set forth by such Rating Agencies (the “Series MRP Shares Basic Maintenance Amount”); and (2) we must satisfy the 1940 Act asset coverage requirements. Further details about the components of the Series MRP Shares Basic Maintenance Amount can be found in the Articles Supplementary. The Rating Agencies may amend their guidelines from time to time.
     In order to meet the 1940 Act asset coverage requirements, we must maintain, with respect to our outstanding preferred stock, asset coverage of at least 200%. Notwithstanding the foregoing, we have agreed, while the Series MRP Shares are outstanding, to maintain asset coverage of at least % (the “Series MRP Shares Asset Coverage”). We estimate that based on the composition of our portfolio as of      , 201 , our asset coverage would be:

Value of Fund assets less all liabilities and indebtedness not represented by senior securities	=	$	=	%

Senior securities representing indebtedness, plus the aggregate liquidation preference of Series MRP shares		$
     A copy of the current Rating Agency Guidelines will be provided to any holder of Series MRP Shares promptly upon written request by such holder to the Fund at 717 Texas Avenue, Suite 3100, Houston, Texas 77002. See “Rating Agency Guidelines” in the accompanying prospectus for a more detailed description of our asset maintenance requirements.

S-MRPS-9

DESCRIPTION OF MANDATORY REDEEMABLE PREFERRED SHARES
     The following is a brief description of the terms of the Series MRP Shares. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the more detailed description of the Mandatory Redeemable Preferred Shares in the Articles Supplementary, a copy of which is filed as an exhibit to our registration statement.
General
     Our authorized capital consists of            shares of common stock, $0.001 par value per share; 3,600,000 shares of Series A Mandatory Redeemable Preferred Stock, par value, $0.001 par value per share (the “Series A MRP Shares”); and 21,000 shares of undesignated preferred stock, $0.001 par value per share. In addition, our Board of Directors has authorized            shares of common shares as Series MRP Shares (the “Series MRP Shares”) with the rights, preferences, conversions or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption as set forth in the Articles Supplementary. As of      , 201 there are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.
     Under our Charter, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock on a parity with the Series A MRP Shares and the Series MRP Shares with preferences, rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption as determined by the Board of Directors without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our Charter provides that the Board of Directors, without any action by our stockholders, may amend the Charter from time to time to increase or decrease the aggregate number of shares or stock or the number of shares of stock of any class or series that we have authority to issue.
     The Series MRP Shares have a liquidation preference of $  per share, plus all accumulated but unpaid dividends (whether or not earned or declared) to the date of final dividend. The Series MRP Shares when issued and sold through this offering (1) will be fully paid and non-assessable, (2) will not be convertible into shares of our common stock or any other security, and (3) will have no preemptive rights. The Series MRP Shares will be subject to optional and mandatory redemption as described below under “— Redemption.”
     Holders of Series MRP Shares will not receive certificates representing their ownership interest in such shares. The Depository Trust Company (“DTC”) will initially act as Securities Depository with respect to the Series MRP Shares.
     The Bank of New York Mellon Trust Company, N.A. will act as the transfer agent, registrar, and paying agent (“paying agent”) for the Series MRP Shares. Furthermore, the paying agent will send notices to holders of Series MRP Shares of any meeting at which holders of Series MRP Shares have the right to vote. See “Description of Securities — Preferred Stock — Voting Rights” in the accompanying prospectus. However, the paying agent generally will serve merely as our agent, acting in accordance with our instructions.
     We will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any Series MRP Shares, so long as we are current in the payment of dividends on the Series MRP Shares and on any of our other preferred shares.
Dividends and Dividend Periods
     General. Holders of Series MRP Shares will be entitled to receive cash dividends, when, as and if authorized by the Board of Directors and declared by us, out of funds legally available therefor, on the initial dividend payment date with respect to the initial dividend period and, thereafter, on each dividend payment date with respect to a subsequent dividend period at the rate per annum (the “Dividend Rate”) equal to the applicable rate (or the default rate) for each dividend period. The applicable rate is computed on the basis of a 360 day year consisting of twelve 30 day months. Dividends so declared and payable shall be paid to the extent permitted under Maryland law and to the extent available and in preference to and priority over any dividend declared and payable on our common stock. For a description of

S-MRPS-10

the tax treatment of dividends paid on the Series MRP Shares, see “Federal Income Tax Matters” in this prospectus supplement.
     Fixed Dividend Rate. The Applicable Rate is an annual rate of      % for Series MRP Shares and may be adjusted upon a change in the credit rating of the Series MRP Shares.
     Payment of Dividends and Dividend Periods. Dividends on the Series MRP Shares will be payable monthly. The initial dividend period for the Series MRP Shares will commence on         , 201 and end on      , 201 and each subsequent Dividend Period will be a one month period (or the portion thereof occurring prior to the redemption of such Series MRP Shares). Dividends will be paid on the dividend payment date — the first business day following the last day of the dividend period — and upon redemption of the Series MRP Shares. Dividends with respect to any monthly dividend period will be declared and paid to holders of record of Series MRP Shares as their names shall appear on our books and record at the close of business on the 15th day of the last month in such monthly dividend period (or if such day is not a business day, the next preceding business day). Dividends payable on any Series MRP Shares for any period of less than a full monthly dividend period, including in connection with the first dividend period for such shares or upon any redemption of such shares on any redemption date other than on a dividend payment date, will be computed on the basis of the actual number of days elapsed for any period divided by 360.
     Adjustment to Fixed Dividend Rate — Ratings.
     So long as the Series MRP Shares are rated on any date not less than “ ” by (or no less than the equivalent of such rating by another Rating Agency), then the Dividend Rate will be equal to the Applicable Rate. If the highest credit rating assigned on any date to the outstanding Series MRP Shares by any Rating Agency is equal to one of the ratings set forth in the table below, the Dividend Rate applicable to such outstanding Series MRP Shares for such date will be adjusted by adding the respective Enhanced Dividend Amount (which shall not be cumulative) set forth opposite such rating to the Applicable Rate:
Dividend Rate Adjustment Schedule

Rating Agency	Enhanced Dividend Amount
%
%
%
%
%
     We will at all times use our reasonable best efforts to cause at least one Rating Agency to maintain a current rating on the outstanding Series MRP Shares. If no Rating Agency is rating the outstanding Series MRP Shares, the Dividend Rate applicable to the Series MRP Shares for such date shall be a rate equal to the Applicable Rate plus      %, unless the Dividend Rate is the Default Rate, in which case the Dividend Rate shall remain the Default Rate.
     The Board of Directors has the right to terminate the designation of            or any other Rating Agency as a Rating Agency for purposes of the Series MRP Shares. In such event, any rating of such terminated Rating Agency, to the extent it would have been taken into account in any of the provisions of the Series MRP Shares which are described in this prospectus supplement or included in the Articles Supplementary, will be disregarded, and only the ratings of the then-designated Rating Agencies will be taken into account. If a Rating Agency replaces any credit rating used in the determination of the Dividend Rate with a replacement credit rating, references to the replaced credit rating shall thereafter refer to the replacement credit rating. No adjustment to the Dividend Rate shall result in the Dividend Rate being less than the applicable rate.
     Default Rate — Default Period. The Dividend Rate will be the default rate in the following circumstances. Subject to the cure provisions below, a “Default Period” with respect to Series MRP Shares will commence on a date we fail to deposit irrevocably in trust in same-day funds, with the paying agent by 1:00 p.m., New York City time, (i) the full amount of any dividends on the Series MRP Shares payable on the Dividend Payment Date (a “Dividend Default”) or (ii) the full amount of any redemption price payable on such Redemption Date (a “Redemption Default” and, together with a Dividend Default, hereinafter referred to as a “Default”).

S-MRPS-11

     Subject to the cure provisions in the next paragraph below, a Default Period with respect to a Dividend Default or a Redemption Default shall end on the business day on which, by 1:00 p.m., New York City time, an amount equal to all unpaid dividends and any unpaid redemption price shall have been deposited irrevocably in trust in same-day funds with the paying agent. In the case of a Dividend Default, the Dividend Rate for each day during the Default Period will be equal to the Default Rate. The “Default Rate” for any calendar day shall be equal to the Applicable Rate in effect on such day plus            percent ( %) per annum.
     No Default Period with respect to a Dividend Default or Redemption Default will be deemed to commence if the amount of any dividend or any redemption price due (if such default is not solely due to our willful failure) is deposited irrevocably in trust, in same-day funds with the paying agent by 12:00 noon, New York City time, within three business days after the applicable dividend payment date or redemption date, together with an amount equal to the Default Rate applied to the amount and period of such non-payment based on the number of days comprising such period divided by 360.
     Mechanics of Payment of Dividends. Not later than 3:00 p.m., New York City time, on the business day next preceding each dividend payment date, we are required to deposit with the paying agent sufficient funds for the payment of dividends. We do not intend to establish any reserves for the payment of dividends. All amounts paid to the paying agent for the payment of dividends will be held in trust for the payment of such dividends to the holders of Series MRP Shares. Dividends will be paid by the paying agent to the holders of Series MRP Shares as their names appear on our books and records. Dividends that are in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular dividend payment date. Such payments are made to holders of Series MRP Shares as their names appear on our books and records at the close of business on the 15th day of the last month in such monthly Dividend Period (or if such day is not a business day, the next preceding business day). Any payment of dividends in arrears will first be credited against the earliest accumulated but unpaid dividends. No interest or sum of money in lieu of interest will be payable in respect of any dividend payment or payments on any Series MRP Shares which may be in arrears. See “— Default Rate — Default Period.”
     Upon failure to pay dividends for two years or more, the holders of Series MRP Shares will acquire certain additional voting rights. See “Description of Securities — Preferred Stock — Voting Rights” in the prospectus. Such rights shall be the exclusive remedy of the holders of Series MRP Shares upon any failure to pay dividends on Series MRP Shares.
Redemption
     Term Redemption. We are required to redeem all of the Series MRP Shares on      , 201 , the Term Redemption Date, at the Redemption Price.
     Optional Redemption. To the extent permitted under the 1940 Act and Maryland law, we may, at our option, redeem Series MRP Shares, in whole or in part, out of funds legally available therefor, at any time and from time to time, upon not more than 40 calendar days’ prior notice. This optional redemption is not available during the Initial Dividend Period and is limited during the first year the Series MRP Shares are outstanding to situations in which the Series MRP Shares Asset Coverage is greater than      %, but less than      % for any five business days within a 10 business day period. The optional redemption price per Series MRP Share shall be equal to the liquidation preference per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the date fixed for redemption, plus % of the liquidation preference per share if redeemed any time prior to      , 201 or the applicable Optional Redemption Premium per share (as calculated below) if redeemed any time after      , 201 . The “Optional Redemption Premium” with respect to each Series MRP Share will be an amount equal to:
•	if the optional redemption occurs after , 201 and on or prior to , 201 , % of the liquidation preference per share;

•	if the optional redemption occurs after , 201 and on or prior to , 201 , % of the liquidation preference per share; or

•	if the optional redemption occurs after , 201 and prior to the Term Redemption Date, 0.00% of the liquidation preference per share.

S-MRPS-12

     If fewer than all of the outstanding Series MRP Shares are to be redeemed in an optional redemption, we shall allocate the number of shares required to be redeemed pro rata among the holders of Series MRP Shares in proportion to the number of shares they hold, by lot or by such other method as we shall deem fair and equitable.
     We also reserve the right to repurchase Series MRP Shares in market or other transactions from time to time in accordance with applicable law and at a price that may be more or less than the liquidation preference of the Series MRP Shares, but we are under no obligation to do so.
     Mandatory Redemption. If, while any Series MRP Shares are outstanding, we fail to satisfy the Series MRP Shares Asset Coverage as of the close of business on the last day of any month or the Series MRP Shares Basic Maintenance Amount as of any valuation date, and such failure is not cured as of the close of business on the date that is            days from such business day or if a redemption of the Series MRP Shares is required as a result of our failure to maintain (i) asset coverage of at least      % or (ii) the basic maintenance amount required by the rating agency rating the Series A MRP Shares under its specific rating agency guideline in effect at such time (any such day, a “Cure Date”), the Series MRP Shares will be subject to mandatory redemption out of funds legally available therefor at the Redemption Price. See “Rating Agency Guidelines — 1940 Act Asset Coverage” in the accompanying prospectus, but note that we have agreed, while the Series MRP Shares are outstanding, to maintain asset coverage of at least      % instead of      %.
     The number of Series MRP Shares to be redeemed under these circumstances will be equal to the product of (1) the quotient of the number of outstanding Series MRP Shares divided by the aggregate number of our outstanding Preferred Shares, including the Series MRP Shares, and (2) the minimum number of Preferred Shares the redemption of which, if deemed to have occurred immediately prior to the Cure Date, would result in our satisfying the Series MRP Shares Asset Coverage or Series MRP Shares Basic Maintenance Amount, as the case may be, in each case as of the relevant Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all Series MRP Shares then outstanding will be redeemed).
     We shall allocate the number of shares required to be redeemed to satisfy the Series MRP Shares Asset Coverage or Series MRP Shares Basic Maintenance Amount, as the case may be, pro rata among the holders of Series MRP Shares in proportion to the number of shares they hold by lot or by such other method as we shall deem fair and equitable, subject to any mandatory redemption provisions.
     We are required to effect such a mandatory redemption not later than 40 days after the Cure Date, (the “Mandatory Redemption Date”), except that (1) if we do not have funds legally available for the redemption of, or (2) if such redemption is not permitted under our credit facility, any agreement or instrument consented to by the holders of a 1940 Act Majority (as defined in the Articles Supplementary) of the Outstanding Preferred Shares pursuant to a specified most favored incorporation by reference covenant provision under the Articles Supplementary of the Series A MRP Shares or the note purchase agreements relating to the redemption of the Senior Notes or (3) if we are not otherwise legally permitted to redeem the number of Series MRP Shares which we would be required to redeem under the Articles Supplementary, together with shares of other Preferred Stock which are subject to mandatory redemption under provisions similar to those contained in the Articles Supplementary; then we shall redeem those Series MRP Shares and any other Preferred Stock which we were unable to redeem, on the earliest practical date on which we will have such funds available, and we are otherwise not prohibited from redeeming pursuant to the credit facility or the note purchase agreements relating to the Senior Notes or other applicable laws. In addition, our ability to make a mandatory redemption may be limited by the provisions of the 1940 Act or Maryland law.
     Redemption Procedure. In the event of a redemption, we will file a notice of our intention to redeem any Series MRP Shares with the SEC under Rule 23c-2 under the 1940 Act or any successor provision.
     We also shall deliver a notice of redemption to the paying agent and the holders of Series MRP Shares to be redeemed not more than 40 days prior to the applicable redemption date (“Notice of Redemption”). The Notice of Redemption will be addressed to the registered owners of the Series MRP Shares at their addresses appearing on our books or records. Such notice will set forth (1) the redemption date, (2) the number and identity of Series MRP Shares to be redeemed, (3) the redemption price (specifying the amount of accumulated dividends to be included therein and the amount of the redemption premium, if any), (4) that dividends on the shares to be redeemed will cease to accumulate on such redemption date, and (5) the provision under the Articles Supplementary by which redemption

S-MRPS-13

shall be made. No defect in the Notice of Redemption or in the transmittal or mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.
     If less than all of the Series MRP Shares are redeemed on any date, the shares per holder to be redeemed on such date will be selected by us on a pro rata basis in proportion to the number of shares held by such holder, by lot or by such other method as is determined by us to be fair and equitable.
     If Notice of Redemption has been given, then upon the deposit with the paying agent sufficient to effect such redemption, dividends on such shares will cease to accumulate and such shares will be no longer deemed to be outstanding for any purpose and all rights of the holders of the shares so called for redemption will cease and terminate, except the right of the holders of such shares to receive the redemption price, but without any interest or additional amount. Upon written request, we shall be entitled to receive from the paying agent, promptly after the date fixed for redemption, any cash deposited with the paying agent in excess of (1) the aggregate redemption price of the Series MRP Shares called for redemption on such date and (2) such other amounts, if any, to which holders of Series MRP Shares called for redemption may be entitled. Any funds so deposited that are unclaimed two years after such redemption date will be paid, to the extent permitted by law, by the paying agent to us upon our request. Subsequent to such payment, holders of Series MRP Shares called for redemption may look only to us for payment.
     So long as any Series MRP Shares are held of record by the nominee of the Securities Depository, the redemption price for such shares will be paid on the redemption date to the nominee of the Securities Depository. The Securities Depository’s normal procedures provide for it to distribute the amount of the redemption price to its agent members who, in turn, are expected to distribute such funds to the persons for whom they are acting as agent.
     Notwithstanding the provisions for redemption described above, no Series MRP Shares may be redeemed unless all dividends in arrears on the outstanding Series MRP Shares, and any of our shares ranking on a parity with the Series MRP Shares with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or set aside for payment, except in connection with our liquidation, in which case all Series MRP Shares and all shares ranking in parity with the Series MRP Shares must receive proportionate amounts. At any time we may purchase or acquire all the outstanding Series MRP Shares pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, holders of all outstanding Series MRP Shares of the same series.
     Except for the provisions described above, nothing contained in the Articles Supplementary limits any legal right of ours to purchase or otherwise acquire any Series MRP Shares at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on, or the mandatory or optional redemption price with respect to, any Series MRP Shares for which Notice of Redemption has been given and we are in compliance with the Series MRP Shares Asset Coverage and the Series MRP Shares Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof. Any shares purchased, redeemed or otherwise acquired by us shall be returned to the status of authorized but unissued shares of common stock. If less than all outstanding Series MRP Shares are redeemed or otherwise acquired by us, we shall give notice of such transaction to the paying agent, in accordance with the procedures agreed upon by the Board of Directors.
Term Redemption Liquidity Account
     On or prior to            months prior to the maturity of a series of Series MRP Shares ( the “Liquidity Account Initial Date”), we will cause the custodian to segregate, by means of appropriate identification on its books and records or otherwise in accordance with the custodian’s normal procedures, from our other assets (the “Term Redemption Liquidity Account”) certain deposit securities (each a “Liquidity Account Investment” and collectively, the “Liquidity Account Investments”) with an aggregate Market Value equal to at least      % of the Term Redemption Amount (as defined below) with respect to such Series MRP Shares.
     The “Term Redemption Amount” for Series MRP Shares is equal to the Redemption Price to be paid on the Term Redemption Date, based on the number of Series MRP Shares then outstanding, assuming for this purpose that the Dividend Rate in effect at the Liquidity Account Initial Date will be the Dividend Rate in effect until the Term Redemption Date. If, on any date after the Liquidity Account Initial Date, the aggregate Market Value of the Deposit Liquidity Account Investments included in the Term Redemption Liquidity Account for the Series MRP Shares as of

S-MRPS-14

the close of business on any business day is less than      % of the Term Redemption Amount, then we will cause the custodian to take all such necessary actions, including segregating our assets as Liquidity Account Investments, so that the aggregate Market Value of the Liquidity Account Investments included in the Term Redemption Liquidity Account is at least equal to      % of the Term Redemption Amount not later than the close of business on the next succeeding business day.
     We may instruct the custodian on any date to release any Liquidity Account Investments from segregation with respect to the Series MRP Shares and to substitute therefor other Liquidity Account Investments not so segregated, so long as the assets segregated as Liquidity Account Investments at the close of business on such date have a Market Value equal to      % of the Term Redemption Amount. We will cause the custodian not to permit any lien, security interest or encumbrance to be created or permitted to exist on or in respect of any Liquidity Account Investments included in the Term Redemption Liquidity Account, other than liens, security interests or encumbrances arising by operation of law and any lien of the custodian with respect to the payment of its fees or repayment for its advances.
     The Liquidity Account Investments included in the Term Redemption Liquidity Account may be applied by us, in our discretion, towards payment of the Redemption Price. The Series MRP Shares shall have no preference or priority claims with respect to the Term Redemption Liquidity Account. Upon the deposit by us with the Paying Agent of Liquidity Account Investments having an initial combined Market Value sufficient to effect the redemption of the Series MRP Shares on the Term Redemption Date, the requirement to maintain the Term Redemption Liquidity Account as described above will lapse and be of no further force and effect.

S-MRPS-15

FEDERAL INCOME TAX MATTERS
     The following is a general summary of certain federal income tax considerations regarding the ownership and disposition of Series MRP Shares. This discussion is based on the provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), the applicable Treasury regulations promulgated thereunder, judicial authority and current administrative rulings and practice, all of which are subject to change, possibly on a retroactive basis. There can be no assurance that the Internal Revenue Service (the “IRS”) will not challenge one or more of the tax consequences described herein, and we have not obtained, nor do we intend to obtain, a ruling from the IRS with respect to such consequences. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to holders in light of their particular circumstances or who are subject to special rules, such as banks, thrift institutions and certain other financial institutions, real estate investment trusts, regulated investment companies, insurance companies, brokers and dealers in securities or currencies, certain securities traders, tax-exempt investors, individual retirement accounts, certain tax-deferred accounts, and foreign investors. Tax matters are very complicated, and the tax consequences of an investment in and holding of Series MRP Shares will depend on the particular facts of each investor’s situation. Investors are urged to consult their own tax advisors with respect to the application to their own circumstances of the general federal income taxation rules described below and with respect to other federal, state, local or foreign tax consequences to them before making an investment in Series MRP Shares. Unless otherwise noted, this discussion assumes that investors are U.S. persons for federal income tax purposes and hold Series MRP Shares as capital assets. For more detailed information regarding the federal income tax consequences of investing in our securities see “Tax Matters” in the accompanying prospectus.
     If an entity that is classified as a partnership for federal income tax purposes is a beneficial owner of Series MRP Shares, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Partnerships and other entities that are classified as partnerships for federal income tax purposes and persons holding Series MRP Shares through a partnership or other entity classified as a partnership for federal income tax purposes are urged to consult their own tax advisors.
Federal Income Tax Treatment of Holders of Series MRP Shares
     Under present law, we believe that the Series MRP Shares will constitute equity, and thus dividends with respect to the Series MRP Shares (other than dividends in redemption of Series MRP Shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of our allocable current or accumulated earnings and profits, as calculated for federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders but are expected to be treated as “qualified dividend income” that is generally subject to reduced rates of federal income taxation for noncorporate investors (for taxable years ending on or before December 31, 2012) and are also expected to be eligible for the dividends received deduction available to corporate stockholders under Section 243 of the Code. Under current federal income tax law, qualified dividend income received by individual and other noncorporate stockholders is taxed at long-term capital gain rates, which currently reach a maximum of 15%. Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain criteria. To be treated as qualified dividend income, the stockholder must hold the Series MRP Shares paying otherwise qualifying dividend income more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. A stockholder’s holding period may be reduced for purposes of this rule if the stockholder engages in certain risk reduction transactions with respect to the Series MRP Shares. The provisions of the Internal Revenue Code applicable to qualified dividend income are effective through 2012. Thereafter, higher federal income tax rates will apply unless further legislative action is taken.
     Corporate holders should be aware that certain limitations apply to the availability of the dividends received deduction, including limitations on the aggregate amount of the deduction that may be claimed and limitations based on the holding period of the Series MRP Shares on which the dividend is paid, which holding period may be reduced if the holder engages in risk reduction transactions with respect to its shares. Corporate holders are urged to consult their own tax advisors regarding the application of these limitations to their particular situation.
     Generally, a corporation’s earnings and profits are computed based upon taxable income, with certain specified adjustments. We anticipate that the cash dividends received from Master Limited Partnerships in our portfolio will exceed the earnings and profits associated with owning such Master Limited Partnerships.
     Earnings and profits are generally treated, for federal income tax purposes, as first being used to pay dividends on Series MRP Shares, and then to the extent remaining, if any, to pay dividends on the common stock. Dividends in

S-MRPS-16

excess of our earnings and profits, if any, will first reduce a stockholder’s adjusted tax basis in his or her MRP Shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to a stockholder.
     Sale, Exchange or Redemption of Series MRP Shares. The sale or exchange of Series MRP Shares by holders will generally be a taxable transaction for federal income tax purposes. Holders of shares of stock who sell or exchange such shares will generally recognize gain or loss in an amount equal to the difference between the net proceeds of the sale or exchange and their adjusted tax basis in the shares sold or exchanged. The gain or loss from the sale or exchange of Series MRP Shares will generally be capital gain or loss. Similarly, a redemption by us (including a redemption resulting from our liquidation), if any, of all the shares actually and constructively held by a stockholder generally will give rise to capital gain or loss under Section 302(b) of the Code, except to the extent that the redemption proceeds represent declared but unpaid dividends. Other redemptions may also give rise to capital gain or loss, but certain conditions imposed by Section 302(b) of the Code must be satisfied as to the redeeming stockholder to achieve such treatment. If a redemption by us does not satisfy the conditions imposed by Section 302(b) of the Internal Revenue Code for a redeeming stockholder, the redemption will constitute a dividend on the Series MRP Shares to the stockholder subject to the rules set forth in the paragraphs above.
     Capital gain or loss will generally be long-term capital gain or loss if the shares were held for more than one year and will be short-term capital gain or loss if the disposed shares were held for one year or less. Net long-term capital gain recognized by a noncorporate holder generally will be subject to federal income tax at a lower rate (currently a maximum rate of 15%) than net short-term capital gain or ordinary income (currently a maximum rate of 35%). Under current law, the maximum federal income tax rate on long-term capital gain for noncorporate holders is scheduled to increase to 20% for taxable years after 2012. For corporate holders, capital gain is generally taxed at the same rate as ordinary income, that is, currently at a maximum rate of 35%. A holder’s ability to deduct capital losses may be limited.
     Backup Withholding. We may be required to withhold, for federal income tax purposes, a portion of all dividends (including redemption proceeds) payable to stockholders who fail to provide us with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the IRS that they are subject to backup withholding (or if we have been so notified). Certain corporate and other stockholders specified in the Code and the applicable Treasury regulations are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder’s federal income tax liability provided the appropriate information is furnished to the IRS in a timely manner.
Other Taxation
     Foreign stockholders, including stockholders who are nonresident alien individuals, may be subject to U.S. withholding tax on certain dividends at a rate of 30% or such lower rates as may be prescribed by any applicable treaty. In addition, recently enacted legislation may impose additional U.S. reporting and withholding requirements on certain foreign financial institutions and other foreign entities with respect to dividends on and proceeds from the sale or disposition of our stock. This legislation will generally be effective for payments made on or after January 1, 2013. Foreign stockholders should consult their tax advisors regarding the possible implications of this legislation as well as the other U.S. federal, state, local and foreign tax consequences of an investment in our stock.

S-MRPS-17

RISKS OF INVESTING IN MANDATORY REDEEMABLE PREFERRED SHARES
     Investing in any of our securities involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing in Series MRP Share you should consider carefully the following risks, as well as the risk factors set forth under “Risk Factors” beginning on page            of the accompanying prospectus.
Interest Rate Risk
     Our Series MRP Shares pay dividends at a fixed dividend rate. Prices of fixed income investments vary inversely with changes in market yields. The market yields on intermediate term securities comparable to Series MRP Shares may increase, which would likely result in a decline in the secondary market price of Series MRP Shares prior to their term redemption.
Secondary Market and Delayed Listing Risk
     Because we have no prior trading history for exchange-listed preferred shares, it is difficult to predict the trading patterns of Series MRP Shares, including the effective costs of trading Series MRP Shares. Moreover, the Series MRP Shares will not be immediately tradeable on a stock exchange after the date of the offering and during this time period, an investment in Series MRP Shares will be illiquid. Even after the Series MRP Shares are listed on the NYSE, as anticipated, there is a risk that the market for Series MRP Shares may be thinly traded and relatively illiquid compared to the market for other types of securities, with the spread between the bid and asked prices considerably greater than the spreads of other securities with comparable terms and credit ratings.
Early Redemption Risk
     We may voluntarily redeem Series MRP Shares or may be forced to redeem Series MRP Shares to meet regulatory requirements or asset coverage requirements. Such redemptions may be at a time that is unfavorable to holders of Series MRP Shares. See “Asset Coverage Requirements” and “Description of Mandatory Redeemable Preferred Shares — Redemption.”
Reinvestment Risk
     Given the multi-year term and potential for early redemption of Series MRP Shares, holders of Series MRP Shares may face an increased reinvestment risk, which is the risk that the return on an investment purchased with proceeds from the sale or redemption of Series MRP Shares may be lower than the return previously obtained from an investment in Series MRP Shares.

S-MRPS-18

UNDERWRITING
[TO BE FURNISHED AT TIME OF OFFERING]

S-MRPS-19

LEGAL MATTERS
     Certain legal matters in connection with the securities offered will be passed upon for us by Paul, Hastings, Janofsky & Walker LLP (“Paul Hastings”), Costa Mesa, California. Paul Hastings may rely as to certain matters of Maryland law on the opinion of Venable LLP, Baltimore, Maryland. Certain legal matters in connection with this offering will be passed upon for the underwriters by        ,         ,         .
WHERE YOU CAN FIND MORE INFORMATION
     We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the 1940 Act and are required to file reports (including our annual and semi-annual reports), proxy statements and other information with the SEC. We voluntarily file quarterly shareholder reports. Our most recent shareholder report filed with the SEC is for the period ended      , 201 . These documents are available on the SEC’s EDGAR system and can be inspected and copied for a fee at the SEC’s public reference room, 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Additional information about the operation of the public reference room facilities may be obtained by calling the SEC at (202) 551-5850.
     This prospectus supplement and the accompanying prospectus do not contain all of the information in our registration statement, including amendments, exhibits, and schedules. Statements in this prospectus supplement and the accompanying prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference. Additional information about us can be found in our registration statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains our registration statement, other documents incorporated by reference, and other information we have filed electronically with the SEC, including proxy statements and reports filed under the Exchange Act.

S-MRPS-20

Mandatory Redeemable Preferred Shares
Liquidation Preference $        share
Mandatorily Redeemable      , 201

PROSPECTUS SUPPLEMENT

[Underwriter(s)]
     , 201

$300,000,000
Common Stock
Preferred Stock

PROSPECTUS

 , 201

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion, dated April 21, 2011
KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
STATEMENT OF ADDITIONAL INFORMATION
     Kayne Anderson Energy Total Return Fund, Inc. (referred to herein as “we,” “our,” “us,” or the “Fund”), a Maryland corporation, is a non-diversified closed-end management investment company. KA Fund Advisors, LLC (referred to herein as “KAFA” or “Adviser”) is our investment adviser, responsible for implementing and administering our investment strategy. KAFA is a subsidiary of Kayne Anderson Capital Advisors, L.P. (“KACALP” and, together with KAFA, “Kayne Anderson”).
     This Statement of Additional Information (the “SAI”) relates to the offering, from time to time, of our securities. This SAI does not constitute a prospectus, but should be read in conjunction with our prospectus relating thereto dated      , 2011 and any related prospectus supplement. This SAI does not include all information that a prospective investor should consider before purchasing any of our securities. Investors should obtain and read our prospectus and any related prospectus supplement prior to purchasing any of our securities. A copy of our prospectus and any related prospectus supplement may be obtained from us without charge by calling (877) 657-3863 or on the SEC’s web site (http://www.sec.gov). Capitalized terms used but not defined in this statement of additional information have the meanings ascribed to them in the prospectus and any related prospectus supplement.
               This SAI is dated      , 2011.

Page
GLOSSARY OF KEY TERMS	SAI-1
INVESTMENT OBJECTIVE	SAI-2
INVESTMENT POLICIES	SAI-2
OUR INVESTMENTS	SAI-4
MANAGEMENT	SAI-16
CONTROL PERSONS	SAI-25
INVESTMENT ADVISER	SAI-26
CODE OF ETHICS	SAI-27
PROXY VOTING PROCEDURES	SAI-27
PORTFOLIO MANAGER INFORMATION	SAI-28
PORTFOLIO TRANSACTIONS AND BROKERAGE	SAI-29
LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS	SAI-30
TAX MATTERS	SAI-31
PERFORMANCE RELATED AND COMPARATIVE INFORMATION	SAI-35
EXPERTS	SAI-36
OTHER SERVICE PROVIDERS	SAI-36
REGISTRATION STATEMENT	SAI-37
FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	F-1

GLOSSARY OF KEY TERMS
This glossary contains definitions of certain key terms, as they are used in our investment objective and policies and as described in this SAI. These definitions may not correspond to standard sector definitions.
     “Energy Assets” means assets that are used in the Energy Sector, including assets used in exploring, developing, producing, transporting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal.
     “Energy Companies” means companies that own and operate Energy Assets or provide energy-related services. To be considered an Energy Company, such company must derive at least 50% of its revenues from operating Energy Assets or providing services for the operation of such Energy Assets.
     “Energy Marine Transportation Companies” means Marine Transportation Companies that are Energy Companies.
     “Energy Sector” consists of (a) MLPs, (b) Energy Marine Transportation Companies, (c) Income Trusts and (d) Other Energy Companies.
     “Income Trusts” means U.S. royalty trusts and Canadian dividend-paying corporations that formerly operated as royalty trusts or income trusts. These companies own and operate Energy Assets, with the majority of such companies’ assets focused on the upstream portion of the Energy industry or, in the case of the Canadian income trusts, the midstream portion of the energy industry.
     “Marine Transportation Companies” means companies that provide transportation and distribution services through the operation of several types of marine vessels, including (i) crude oil tankers; (ii) refined products tankers; (iii) LNG tankers; (iv) drybulk vessels; (v) other tank vessels, including tank barges and other tankers; and (vi) tugboats. Marine Transportation Companies include (i) Energy Marine Transportation Companies and (ii) companies that operate marine vessels, such as drybulk vessels and containerships, which serve other industries.
     “Master Limited Partnerships” means limited partnerships and limited liability companies that are publicly traded and are treated as partnerships for federal income tax purposes.
     “MLP Affiliates” means affiliates of Master Limited Partnerships, substantially all of whose assets consist of i-units. MLP Affiliates are not treated as partnerships for federal income tax purposes.
     “MLPs” means Energy Companies that are structured as Master Limited Partnerships and their affiliates and includes MLP Affiliates.
     “Other Energy Companies” means Energy Companies, excluding MLPs, Energy Marine Transportation Companies and Income Trusts.

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INVESTMENT OBJECTIVE
     Our investment objective is to obtain a high total return with an emphasis on current income. There can be no assurance that we will achieve our investment objective. Our investment objective is considered fundamental and may not be changed without the approval of the holders of a majority of our voting securities. When used with respect to our particular voting securities, a “majority of the outstanding” voting securities means (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less.
     We intend to achieve our investment objective by investing in a portfolio of companies in the Energy Sector. Our investments will be focused on securities of Energy Companies with the majority of our investments in equity securities of MLPs, Energy Marine Transportation Companies and Income Trusts.
INVESTMENT POLICIES
     Except as described below, we, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding voting securities:
     (1) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent us from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.
     (2) Purchase or sell commodities as defined in the Commodity Exchange Act, as amended, and the rules and regulations thereunder, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent us from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.
     (3) Borrow money or issue senior securities, except to the extent permitted by the Investment Company Act of 1940 (the “1940 Act”), or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. See “Use of Financial Leverage” and “Risk Factors — Risks Related to Our Business and Structure — Use of Leverage” and “Risk Factors — Additional Risks Related to Our Common Stock — Leverage Risk to Common Stockholders” in the prospectus.
     (4) Make loans to other persons except (a) through the lending of our portfolio securities, (b) through the purchase of debt obligations, loan participations and/or engaging in direct corporate loans in accordance with our investment objectives and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. We may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.
     (5) Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, we may be deemed to be an underwriter under applicable securities laws.
     (6) Concentrate our investments in a particular “industry,” as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time; provided, however, that this concentration limitation does not apply to (a) our investments in Energy Companies (we will concentrate more than 25% of our assets in Energy Companies), and (b) our investments in securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.
     The remainder of our investment policies, including our investment strategy, are considered non-fundamental and may be changed by the Board of Directors without the approval of the holders of a majority of our voting securities,

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provided that our securities holders receive at least 60 days’ prior written notice of any change. We have adopted the following non-fundamental investment policies:
     (1) We will invest at least 80% of our total assets in securities of Energy Companies.
     (2) We will invest in equity securities such as common stocks, preferred stocks, convertible securities, warrants, depository receipts, and equity interests in MLPs, Energy Marine Transportation Companies, Income Trusts and Other Energy Companies.
     (3) We may directly invest up to 25% (or such higher amount as permitted by any applicable tax diversification rules) of our total assets in equity or debt securities of Master Limited Partnerships. This limit does not apply to securities issued by MLP Affiliates or other entities that are not taxed as partnerships that may own interests of Master Limited Partnerships.
     (4) We may invest up to 50% of our total assets in unregistered or otherwise restricted securities of Energy Companies. For purposes of this limitation, “restricted securities” include (i) registered securities of public companies subject to a lock-up period greater than 30 days, (ii) unregistered securities of public companies with registration rights, or (iii) unregistered securities of public companies that become freely tradable with the passage of time. However, no more than 25% of our total assets may be invested in (a) subordinated units or (b) securities of public companies which, in the reasonable judgment of our Adviser, are not likely to become or convert into securities freely tradable by us within two years of purchase. Further, no more than 10% of our total assets may be invested in private equity securities of privately held companies.
     (5) We may invest up to 30% of our total assets in debt securities of Energy Companies, including up to 20% of our total assets in below-investment-grade debt securities of publicly traded Energy Companies which are rated, at the time of investment, at least (i) B3 by Moody’s Investors Service, Inc., (ii) B- by Standard & Poor’s or Fitch Ratings, or (iii) a comparable rating by another rating agency. Up to one-sixth of our permitted investments in debt securities (or up to 5% of our total assets) may include unrated debt securities of Energy Companies. The debt securities in which we invest may have varying maturities which generally will not exceed 30 years.
     (6) We will not invest more than 15% of our total assets in any single issuer.
     (7) We will not invest directly in commodities.
     Unless otherwise stated, all investment restrictions apply at the time of purchase and we will not be required to reduce a position due solely to market value fluctuations. However, although we may not be required to sell securities due to subsequent changes in value, if such changes cause us to have invested less than 80% of our total assets in securities of Energy Companies, we will be required to make future purchases of securities in a manner so as to bring us into compliance with this investment policy.
     We will invest primarily in companies located in North America, but may invest in companies located anywhere in the world. We will invest in companies of any market capitalization.
     Our investments in unregistered equity securities and unregistered securities convertible into or exercisable for equity securities, of companies (whether publicly traded or privately held) principally engaged in the oil and gas exploration and production business, will be limited to those that (i) are issued under Rule 144A of the Securities Act of 1933, as amended, or (ii) represent less than 5% of the value of an investment we make primarily in debt securities (e.g., a warrant issued in connection with a debt security).
     We may utilize financial leverage with respect to our common stock, which may include our debt securities, including our senior unsecured notes (the “Senior Notes”), our preferred stock, our revolving credit facility or other forms of borrowings (each a “Leverage Instrument” and collectively, “Leverage Instruments”). The timing and terms of any leverage transactions will be determined by our Board of Directors. The issuance of additional common stock offered by this prospectus will enable us to increase the aggregate amount of our leverage.
     We generally will seek to enhance our total returns through the use of financial leverage, which may include the issuance of Leverage Instruments. Under normal market conditions, our policy is to utilize Leverage Instruments in an amount that represents approximately 30%-33% of our total assets, including proceeds from such Leverage Instruments. However, based on market conditions at the time, we may use Leverage Instruments in amounts that represent greater

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than 33% of our total assets to the extent permitted by the 1940 Act. As of November 30, 2010, our Leverage Instruments represented approximately 30% of our total assets. Leverage Instruments have seniority in liquidation and distribution rights over our common stock. Costs associated with any issuance of preferred stock are borne immediately by common stockholders and result in a reduction of the net asset value of our common stock. See “Risk Factors — Risks Related to Our Business and Structure — Use of Leverage” and “Risk Factors — Additional Risks Related to Our Common Stock — Leverage Risk to Common Stockholders” in our prospectus.
     We intend to be treated as a regulated investment company (“RIC”) for tax purposes. Under the current tax diversification rules applicable to RICs, we may directly invest up to 25% of our total assets in equity or debt securities of Master Limited Partnerships treated as publicly traded partnerships. To the extent permissible by such rules, we may indirectly invest a higher amount of our assets in equity or debt securities of Master Limited Partnerships. In addition, in the future we may form a taxable subsidiary to make and hold investments in accordance with our investment objective. For purposes of determining our compliance with the percentage limits in the investment policies discussed above in this section, we will include the underlying portfolio securities in our investments in such a subsidiary. However, our investment in such a subsidiary would not be subject to our policy limiting our investments in any single issuer to 15% of our total assets. See “Investment Objective and Policies — Investment Practices — Corporate Subsidiary” in our prospectus.
OUR INVESTMENTS
     Under normal market conditions, we will invest at least 80% of our total assets in securities of Energy Companies, principally focused on securities of MLPs, Marine Transportation Companies and Income Trusts.
Description of Master Limited Partnerships.
     We will directly invest up to 25% (or such higher amount as permitted by any applicable tax diversification rules) of our total assets in equity or debt securities of MLPs that are treated as publicly traded partnerships for federal income tax purposes. This limit does not apply to (1) securities issued by MLP Affiliates, (2) our indirect investments in MLPs, such as an investment in another issuer with investments in MLPs.
     Master Limited Partnerships are entities that are publicly traded and are treated as partnerships for federal income tax purposes. Master Limited Partnerships are typically structured as limited partnerships or as limited liability companies treated as partnerships. The units for these entities are listed and traded on a U.S. securities exchange. To qualify as a Master Limited Partnership, the entity must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include natural resource-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage, gathering, processing, distribution and marketing of mineral or natural resources. Limited partnerships have two classes of interests: general partner interests and limited partner interests. The general partner typically controls the operations and management of the partnership through an equity interest in the partnership (typically up to 2% of total equity). Limited partners own the remainder of the partnership and have a limited role in the partnership’s operations and management.
     Master Limited Partnerships organized as limited partnerships generally have two classes of limited partner interests — common units and subordinated units. The general partner interest may be held by either a private or publicly traded corporation or other entity. In many cases, the general partner owns common units, subordinated units and incentive distribution rights (“IDRs”) in addition to its general partner interest in the Master Limited Partnership.
     Master Limited Partnerships are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common units also accrue arrearages in distributions to the extent the MQD is not paid. Once common units have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. Whenever a distribution is paid to either common unitholders or subordinated unitholders, the general partner is paid a proportional distribution. The holders of IDRs (usually the general partner) are eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per unit surpassing specified target levels. As cash distributions to the limited partners increase, the IDRs receive an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the IDRs can reach a tier where the holder receives 48% of every incremental dollar paid to partners. These IDRs encourage the general partner to streamline costs, make investments and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of such Master Limited Partnership.
     MLPs in which we invest are currently classified by us as pipeline MLPs, propane MLPs, coal MLPs, upstream MLPs and shipping MLPs.
•	Pipeline MLPs are engaged in (a) the treating, gathering, compression, processing, transmission and storage of natural gas and the transportation, fractionation and storage of natural gas liquids

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(primarily propane, ethane, butane and natural gasoline); (b) the gathering, transportation, storage and terminalling of crude oil; and (c) the transportation (usually via pipelines, barges, rail cars and trucks), storage and terminalling of refined petroleum products (primarily gasoline, diesel fuel and jet fuel) and other hydrocarbon by-products. MLPs may also operate ancillary businesses including the marketing of the products and logistical services.
•	Upstream MLPs are businesses engaged in the acquisition, exploitation, development and production of natural gas, natural gas liquids and crude oil. An upstream MLP’s cash flow and distributions are driven by the amount of oil, natural gas, natural gas liquids and oil produced and the demand for and price of such commodities. As the underlying reserves of an upstream MLP are produced, its reserve base is depleted. Upstream MLPs may seek to maintain or expand their reserves and production through the acquisition of reserves from other companies, and the exploration and development of existing resources.
•	Coal MLPs are engaged in the owning, leasing, managing and production and sale of various grades of steam and metallurgical grades of coal. The primary use of steam coal is for electric generation (steam coal is used as a fuel for steam-powered generators by electrical utilities). The primary use of metallurgical coal is in the production of steel (metallurgical coal is used to make coke, which, in turn, is used as a raw material in the steel manufacturing process).
•	Propane MLPs are engaged in the distribution of propane to homeowners for space and water heating and to commercial, industrial and agricultural customers. Propane serves approximately 5% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Volumes are weather dependent and a majority of annual cash flow is earned during the winter heating season (October through March).
•	Shipping MLPs are engaged in the marine transportation and distribution of crude oil, refined petroleum products, liquefied natural gas (“LNG”) and other energy-related natural resources as well as the provision of logistics services associated with such activities. Shipping MLPs generally own and operate tankers, tank barges and tug boats that transport such commodities on a charter, or fee, basis.
Description of Marine Transportation Companies
      Marine Transportation Companies include Energy Marine Transportation Companies which are engaged in the transportation and distribution of crude oil, refined petroleum products, liquefied natural gas (“LNG”) and other natural resources as well as the provision of logistics services associated with such activities. Marine Transportation Companies also include companies that operate marine vessels, such as drybulk vessels and containerships, which serve other industries.
Description of Income Trusts.
     Income Trusts include U.S. royalty trusts and Canadian dividend-paying corporations that formerly operated as royalty trusts or income trusts. These companies own and operate Energy Assets, with the majority of such companies’ assets focused on the upstream portion of the energy industry and, in the case of the Canadian Income Trusts, the midstream portion of the energy industry.
     U.S. Income Trusts distribute to unitholders substantially all of the cash flow they receive from the production and sale of underlying crude oil and natural gas reserves. The amount of distributions paid by U.S. Income Trusts will vary from time to time based on production levels, commodity prices, royalty rates and certain expenses, deductions and costs and, accordingly, can be highly volatile. Moreover, as an Income Trust’s underlying oil and gas reserves are produced, the remaining reserves available to such Income Trust are depleted and the production declines. U.S. Income Trusts have very little drilling

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development activity associated with them and do not purchase additional reserves or producing assets. Thus, U.S. Income Trusts last as long as the underlying reserves prove economic to some minimum threshold. Consequently, in many cases, the distributions from U.S. Income Trusts are treated as return of capital to the investor, providing current tax benefits but reducing an investor’s tax basis in the units.
     Canadian Income Trusts in which we invest were formerly operated as Canadian royalty or income trusts. Beginning in 2011 Canadian royalty and income trusts are subject to an entity level tax, as a result of Canadian legislation passed in 2006. Previously, Canadian royalty and income trusts were not subject to tax at the entity level.
     Income Trusts generally make monthly or quarterly cash distributions to shareholders, but such amounts vary based on the individual Income Trust’s dividend payout policy. As a result of the tax law change, Canadian Income Trusts generally have modified their business strategy and no longer seek to pay out all of their free cash flow to stockholders.
Description of Energy Companies
     Energy Companies include companies that derive at least 50% of their revenues from operating Energy Assets, or provide services for the operation of such Energy Assets. These companies operate Energy Assets including assets used in exploring, developing, producing, transporting, storing, gathering, processing, refining, distributing, mining, marketing or generation of natural gas, natural gas liquids, crude oil, refined petroleum products or coal.
Energy Companies can be broadly divided into four groups:

Upstream:	Companies engaged in the exploring, developing and producing of natural gas, natural gas liquids, crude oil and coal.

Midstream:	Companies engaged in the transporting, gathering, processing, storing and delivery of natural gas, natural gas liquids, crude oil and refined products for use by end users.

Downstream:	Companies engaged in the refining, marketing and distributing of crude oil and refined products to end customers.

Energy Services:	Companies that provide services to the Upstream, Midstream and Downstream sectors of the energy industry.
We refer to Energy Companies, excluding MLPs, Energy Marine Transportation Companies and Income Trusts, as “Other Energy Companies.”

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Our Portfolio
     At any given time, we expect that our portfolio will have some or all of the types of investments described below. A description of our investment policies and restrictions and more information about our portfolio investments are contained in this SAI and the prospectus.
     Equity Securities
     Common Stock. Common stocks generally represent an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may under-perform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by us. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which we have exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.
     Preferred Stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.
     Equity Securities of MLPs. The following summarizes in further detail certain features of equity securities of Master Limited Partnerships and MLP affiliates.
•	Common Units. Common units represent a master limited partnership interest and may be listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on prevailing market conditions and the success of the master limited partnership. Directly or through our wholly owned subsidiaries, we intend to purchase common units in market transactions as well as in primary issuances directly from the master limited partnership or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and, in most instances, have no ability to annually elect directors. The master limited partnerships we invest in will generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly

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distributions. Common units have first priority to receive quarterly cash distributions up to the MQD and have arrearage rights. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the master limited partnership.

•	Subordinated Units. Subordinated units are typically issued by master limited partnerships to their original sponsors, such as their management teams, corporate general partners, entities that sell assets to the master limited partnership, and outside investors such as us. We may purchase subordinated units from these persons as well as newly issued subordinated units from the master limited partnerships. Subordinated units have similar limited voting rights as common units and are generally not publicly traded. Once the MQD on the common units, including any arrearages, has been paid, subordinated units receive cash distributions up to the MQD. Unlike common units, subordinated units do not have arrearage rights. In the event of liquidation, common units and general partner interests have priority over subordinated units. Subordinated units are typically converted into common units on a one-to-one basis after certain time periods and/or performance targets have been satisfied.

Subordinated units in which we may invest generally convert to common units at a one-to-one ratio. The purchase or sale price of subordinated units is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased relative to trading volumes, and other factors, including master limited partnerships with smaller capitalization or potentially having limited product lines, markets or financial resources, lacking management depth or experience, and being more vulnerable to adverse general market or economic development than larger more established companies.

•	General Partner Interests. General partner interests of master limited partnerships are typically retained by their respective original sponsors, such as its management teams, corporate partners, entities that sell assets to the master limited partnership, and investors such as us. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the master limited partnership. General partner interests receive cash distributions, typically 2% of the master limited partnership’s aggregate cash distributions. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the master limited partnership if the unitholders of the master limited partnership choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

•	Incentive Distribution Rights. Holders of IDRs are entitled to a larger share of the cash distributions after the distributions to common unit holders meet certain prescribed levels. IDRs are generally attributable to the holder’s other equity interest in the master limited partnership and permit the holder to receive a disproportionate share of the cash distributions above stated levels.

•	I-Shares. I-Shares represent an ownership interest issued by MLP Affiliates. The MLP Affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the master limited partnership in the form of i-units. I- units have similar features as master limited partnership common units in terms of voting rights, liquidation preference and distributions. However, rather than receiving cash, the MLP Affiliate receives additional i-units in an amount equal to the cash distributions received by the holders of the master limited partnership common units. Similarly, holders of I-Shares will receive additional I-Shares, in the same proportion as the MLP Affiliates receipt of i-units, rather than cash distributions. I-Shares themselves have limited voting rights which are similar to those applicable to master limited partnership common units.
     Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value

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declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.
     Warrants. Warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of warrants involves the risk that we could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the warrants’ expiration. Also, the purchase of warrants involves the risk that the effective price paid for the right warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security
     Depository Receipts. We may invest in both sponsored and unsponsored American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present additional investment considerations of non-U.S. securities.
     Debt Securities
     The debt securities in which we may invest may provide for fixed or variable principal payments and various types of interest rate and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. The debt securities in which we invest may have varying maturities which will generally not exceed 30 years. Certain debt securities are zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligations or for an initial period after the issuance of the obligation. To the extent that we invest in below investment grade or unrated debt securities, such securities will be rated, at the time of investment, at least B3 by Moody’s Investors Service, Inc., B- by Fitch Ratings or Standard & Poor’s, a comparable rating by another rating agency or, if unrated, determined by our Adviser to be of comparable quality. If a security satisfies our minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, we will not be required to dispose of such security. Securities rated Ba by Moody’s Investors Service, Inc. are judged to have speculative elements, their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P or Fitch Ratings are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.
     Short-Term Debt Securities. For purposes of the temporary investment positions that we take, and in general (unless otherwise noted), cash and cash equivalents are defined to include, without limitation, the following:
•	U.S. Government securities, which are obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities.

•	Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000, therefore, certificates of deposit we purchased may not be fully insured.

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•	Repurchase agreements, which involve purchases of debt securities. At the time we purchase securities pursuant to a repurchase agreement, we simultaneously agree to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures us a predetermined yield during the holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for us to invest temporarily available cash.

•	Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between us and a corporation. There is no secondary market for such notes. However, they are redeemable by us at any time. The Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all its financial obligations, because our liquidity might be impaired if the corporation were unable to pay principal and interest on demand. To be characterized by us as “cash or cash equivalents,” investments in commercial paper will be limited to commercial paper rated in the highest categories by a rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

•	Bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

•	Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

•	Shares of money market funds in accordance with the applicable provisions of the 1940 Act.
     Additional Considerations
     Restricted/Unregistered Securities. Some of the securities in which we invest may be unregistered or otherwise restricted securities. The term “restricted securities” refers to (i) registered securities of public companies subject to a lock-up period greater than 30 days, (ii) unregistered securities of public companies with registration rights, or (iii) unregistered securities of public companies that become freely tradable with the passage of time. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act unless an exemption from such registration is available. Restricted securities may be more difficult to value and we may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, we, where we have contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that we could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. We would, in either case, bear the risks of any downward price fluctuation during that period. The difficulties and delays associated with selling restricted securities could result in our inability to realize a favorable price upon disposition of such securities, and at times might make disposition of such securities impossible.
     Our investments in restricted securities may include investments in private companies. These securities may not be registered under the Securities Act for sale by us until the company becomes a public company. Accordingly, in addition to the risks described above, our ability to dispose of such securities on favorable terms may be limited until the portfolio company becomes a public company.
     Thinly-Traded Securities. We may also invest in securities that may not be restricted, but are thinly-traded. Although common units of Master Limited Partnerships and common stock of Energy Companies trade on the NYSE, NYSE Alternext U.S. (formerly known as the American Stock Exchange), the NASDAQ Stock Market (“NASDAQ”) or other securities exchanges or markets, such securities may trade less than those of larger companies due to their relatively smaller

SAI-10

capitalizations. Such securities may be difficult to dispose of at a fair price during times when we believe it is desirable to do so. Thinly-traded securities are also more difficult to value and the Adviser’s judgment as to value will often be given greater weight than market quotations, if any exist. If market quotations are not available, thinly-traded securities will be valued in accordance with procedures established by the Board of Directors. Investment of our capital in thinly-traded securities may restrict our ability to take advantage of market opportunities. The risks associated with thinly-traded securities may be particularly acute in situations in which our operations require cash and could result in borrowing to meet our short-term needs or incurring losses on the sale of thinly-traded securities.
     Below Investment Grade and Unrated Debt Securities. The below investment grade debt securities in which we may invest are rated from B3 to Ba1 by Moody’s Investors Service, Inc., from B- to BB+ by Standard & Poor’s or Fitch Ratings, comparably rated by another rating agency or, if unrated, determined by our Adviser to be of comparable quality.
     Investment in below investment grade and unrated debt securities involves substantial risk of loss. Below investment grade debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, to the extent we invest in below investment grade and unrated debt securities, an investment us is subject to the following specific risks: increased price sensitivity to changing interest rates and to a deteriorating economic environment; greater risk of loss due to default or declining credit quality; adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and if a negative perception of the below investment grade debt market develops, the price and liquidity of below investment grade debt securities may be depressed. This negative perception could last for a significant period of time.
     Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade or unrated debt issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of below investment grade or unrated debt securities outstanding has proliferated in the past decade as an increasing number of issuers have used below investment grade or unrated debt securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Similarly, downturns in profitability in specific industries, such as the Energy Company industry, could adversely affect the ability of below investment grade or unrated debt issuers in that industry to meet their obligations. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse effect on our net asset value and the market value of our common stock. In addition, we may incur additional expenses to the extent we are required to seek recovery upon a default in payment or principal or interest on our portfolio holdings. In certain circumstances, we may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, we would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.
     The secondary market for below investment grade and unrated debt securities may not be as liquid as the secondary market for investment grade debt securities, a factor which may have an adverse effect on our ability to dispose of a particular security when necessary to meet our liquidity needs. There are fewer dealers in the market for below investment grade and unrated debt securities than investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade and unrated debt securities could contract further, independent of any specific adverse changes in the conditions of a particular issuer, and these instruments may become illiquid. As a result, we could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded.
     We will not invest in distressed, below investment grade securities (those that are in default or the issuers of which are in bankruptcy). If a debt security becomes distressed while in our possession, we may be required to bear certain extraordinary expenses in order to protect and recover our investment if it is recoverable at all.
     Non-U.S. Securities. We may invest in non-U.S. securities, which may include securities denominated in U.S. dollars or in non-U.S. currencies. Because evidences of ownership of such securities usually are held outside the

SAI-11

United States, we would be subject to additional risks if we invested in non-U.S. securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the non-U.S. securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Since non-U.S. securities may be purchased with and payable in foreign currencies, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.
     Margin Borrowing. We may in the future use margin borrowing of up to 33 1/3% of total assets for investment purposes when the Adviser believes it will enhance returns. Our margin borrowings create certain additional risks. For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which we borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then we could be subject to a “margin call,” pursuant to which we must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of our assets, we might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses. For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice.
     Temporary Defensive Position. During periods in which the Adviser determines that it is temporarily unable to follow our investment strategy or that it is impractical to do so, we may deviate from our investment strategy and invest all or any portion of our assets in cash or cash equivalents. The Adviser’s determination that it is temporarily unable to follow our investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of our investment strategy is extremely limited or absent. In such a case, our common stock may be adversely affected and we may not pursue or achieve our investment objective.
Our Use of Derivatives, Options and Hedging Transactions
     Covered Calls. We currently expect to write call options with the purpose of generating realized gains or reducing our ownership of certain securities. We will only write call options on securities that we hold in our portfolio (i.e., covered calls). A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium (or call premium) from the buyer of such call option. If we write a call option on a security, we have the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. When we write a call option, an amount equal to the premium received by us will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by us as realized gains from investments on the expiration date. If we repurchase a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether we have realized a gain or loss. We, as the writer of the option, bear the market risk of an unfavorable change in the price of the security underlying the written option.
     Interest Rate Swaps. We currently expect to utilize hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of our Leverage Instruments. Such interest rate swaps would principally be used to protect us against higher costs on our Leverage Instruments resulting from increases in short-term interest rates. We anticipate that the majority of our interest rate hedges will be interest rate swap contracts with financial institutions.
     Use of Arbitrage and Other Derivative-Based Strategies. We may use short sales, arbitrage and other strategies to try to generate additional return. As part of such strategies, we may (i) engage in paired long-short trades to arbitrage pricing disparities in securities held in our portfolio; (ii) purchase call options or put options, (iii) enter into total return swap contracts; or (iv) sell securities short. Paired trading consists of taking a long position in one security and concurrently taking a short position in another security within the same or an affiliated issuer. With a long position, we purchase a stock outright; whereas with a short position, we would sell a security that we do not own and must borrow to meet our settlement obligations. We will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when we

SAI-12

replace the borrowed security. See “Risk Factors—Risks Related to Our Investments and Investment Techniques— Short Sales Risk” in our prospectus. A total return swap is a contract between two parties designed to replicate the economics of directly owning a security. We may enter into total return swaps with financial institutions related to equity investments in certain master limited partnerships.
     Other Risk Management Strategies. To a lesser extent, we may use various hedging and other risk management strategies to seek to manage market risks. Such hedging strategies would be utilized to seek to protect against possible adverse changes in the market value of securities held in our portfolio, or to otherwise protect the value of our portfolio. We may execute our hedging and risk management strategy by engaging in a variety of transactions, including buying or selling options or futures contracts on indexes. See “Risk Factors — Risks Related to Our Investments and Investment Techniques — Derivatives Risk” in our prospectus.
     Portfolio Turnover. We anticipate that our annual portfolio turnover rate will range between 50% — 70%, but the rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the Adviser’s execution of investment decisions. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us. See “Tax Matters” in our prospectus.
     Additional Risks and Special Considerations Concerning Derivatives. In addition to the risks described above and in our prospectus, the use of derivative instruments involves certain general risks and considerations as described below.
     Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose us to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to our portfolio holdings, and there can be no assurance the Adviser’s judgment in this respect will be accurate. Consequently, the use of derivatives for hedging purposes might result in a poorer overall performance for us, whether or not adjusted for risk, than if we had not hedged our portfolio holdings.
     Credit Risk. Credit risk is the risk that a loss is sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or over-the-counter derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, we will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to us. We will enter into transactions in derivative instruments only with counterparties that the Adviser reasonably believes are capable of performing under the contract.
     Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, our success in using hedging instruments is subject to the Adviser’s ability to correctly predict changes in relationships of such hedge instruments to our portfolio holdings, and there can be no assurance that the Adviser’s judgment in this respect will be accurate. An imperfect correlation may prevent us from achieving the intended hedge or expose us to a risk of loss.
     Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are liquid because the exchange clearinghouse is the counterparty of every contract. Over-the-counter transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. We might be required by applicable regulatory

SAI-13

requirements to maintain assets as “cover,” maintain segregated accounts and/or make margin payments when we take positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If we are unable to close out our positions in such instruments, we might be required to continue to maintain such accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair our ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that we sell a portfolio security at a disadvantageous time. Our ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to us.
     Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.
     Systemic or “Interconnection” Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the over-the-counter derivatives market takes place among the over-the-counter dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.
Legislation and Regulatory Risk
     At any time after the date of the prospectus and this SAI, legislation may be enacted that could negatively affect our assets or the issuers of such assets. Changing approaches to regulation may have a negative impact on entities in which we invest. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on us or will not impair the ability of the issuers of the assets we hold to achieve their business goals, and hence, for us to achieve our investment objective.
When-Issued and Delayed Delivery Transactions
     We may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date we enter into a commitment to purchase securities on a when-issued or delayed delivery basis, we are required under rules of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for U.S. federal income tax purposes is includable in our taxable income. We may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that we specifically collateralize such obligations with a security that is expected to be called or mature within sixty days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because at the time of delivery the market value may be less than cost.
Repurchase Agreements
     As temporary investments, we may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during our holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. We will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Adviser, present minimal credit risk. Our risk is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into

SAI-14

always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold, but we may incur a loss if the value of the collateral declines, and may incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by us may be delayed or limited. The Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, we will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.
Lending of Portfolio Securities
     We may lend our portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by us. We would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. We may pay reasonable fees for services in arranging these loans. We would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. We would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in the Adviser’s judgment, a material event requiring a stockholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, we could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while we seek to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

SAI-15

MANAGEMENT
Directors and Officers
     Our business and affairs are managed under the direction of our Board of Directors, including the duties performed for us under the Investment Management Agreement. The directors set broad policies for us and choose our officers. The members of our Board of Directors are as follows: Anne K. Costin, Steven C. Good, Gerald I. Isenberg, Kevin S. McCarthy and William H. Shea, Jr. The directors who are not “interested persons” of our Adviser or our underwriters as defined in the 1940 Act are referred to herein as “Independent Directors.”
     Under our Charter, our directors are divided into three classes. Each class of Directors hold office for a three year term. At each annual meeting of our stockholders, the successors to the class of Directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.
     None of our Independent Directors (other than Mr. Isenberg) nor any of their immediate family members, has ever been a director, officer or employee of our Adviser or its affiliates. From 1998 to 2002, Mr. Isenberg was a board member of the Kayne Anderson Rudnick Mutual Funds, whose investment adviser, Kayne Anderson Rudnick Investment Management, LLC, formerly may have been deemed an affiliate of Kayne Anderson. We have no employees. Our officers are compensated by our Adviser. Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The term of the first class expires in 2011, terms of the second and third classes expire in 2012 and 2013, respectively. Upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by our stockholders.
     The following table includes information regarding our directors and officers, and their principal occupations and other affiliations during the past five years. The addresses for all directors are 1800 Avenue of the Stars, Second Floor Los Angeles, CA 90067 and 717 Texas Avenue, Suite 3100, Houston, Texas 77002. All of our directors currently serve on the Board of Directors of Kayne Anderson MLP Investment Company (“KYN”), and Mr. McCarthy also serves on the Board of Directors of Kayne Anderson Energy Development Company (“KED”) and Kayne Anderson Midstream/Energy Fund, Inc. (“KMF”), each a closed-end investment company registered under the 1940 Act that is advised by our Adviser.
Independent Directors

				Number of
	Position(s)			Portfolios in Fund
	Held			Complex (1)
Name	With	Term of Office /	Principal Occupations During Past Five	Overseen by	Other Directorships
(Year Born)	Registrant	Time of Service	Years	Director	Held by Director

Anne K. Costin (born 1950)	Director	3-year term (until the 2013 Annual Meeting of Stockholders)/served since inception	Professor at the Amsterdam Institute of Finance since 2007. Adjunct Professor in the Finance and Economics Department of Columbia University Graduate School of Business in New York from 2004 through 2007. As of March 1, 2005, Ms. Costin retired after a 28-year career at Citigroup. During the five years prior to her retirement, Ms. Costin was Managing Director and Global Deputy Head of the Project & Structured Trade Finance product group within Citigroup’s Investment Banking Division.	2	Current: • KYN

Steven C. Good (born 1942)	Director	3-year term (until the 2012 Annual Meeting of Stockholders)/served since inception	Senior partner at JH Cohen LLP (formerly Good, Swartz, Brown & Berns LLP), which offers accounting, tax and business advisory services to middle market private and publicly-traded companies, their owners and their management. Founded Block, Good and Gagerman in 1976, which later evolved in stages into Good, Swartz, Brown & Berns LLP.	2	Current: • KYN • OSI Systems, Inc. (specialized electronic products)

SAI-16

Number of
	Position(s)			Portfolios in Fund
	Held			Complex (1)
Name	With	Term of Office /	Principal Occupations During Past Five	Overseen by	Other Directorships
(Year Born)	Registrant	Time of Service	Years	Director	Held by Director

Prior: • California Pizza Kitchen, Inc. (restaurant chain) • Arden Realty, Inc. (real estate investment trust)

Gerald I. Isenberg (born 1940)	Director	3-year term (until the 2011 Annual Meeting of Stockholders)/served since 2005	Professor Emeritus at the University of Southern California School of Cinema-Television since 2007. Chief Financial Officer of Teeccino Caffe Inc., a privately owned beverage manufacturer and distributor. Board member of Kayne Anderson Rudnick Mutual Funds(2) from 1998 to 2002.	2	Current: • KYN • Teeccino Caffe Inc. (beverage manufacturer and distributor) • Caucus for Television Producers, Writers & Directors Foundation (not-for-profit organization)

William H. Shea, Jr. (born 1954)	Director	3-year term (until the 2013 Annual Meeting of Stockholders)/served since 2008	Chief Executive Officer of the general partner of Penn Virginia Resource Partners, L.P. (PVR) and Penn Virginia GP Holdings, L.P. (PVG), and President of the general partner of PVG, each since March 2010. Private investor from June 2007 to March 2010. From September 2000 to June 2007, President, Chief Executive Officer and Director (Chairman from May 2004 to June 2007) of Buckeye Partners, L.P. (BPL). From May 2004 to June 2007, President, Chief Executive Officer and Chairman of Buckeye GP Holdings L.P. (BGH) and its predecessors.	2	Current:

•     KYN

•     PVG (owns general partner of PVR)

•     PVR (coal and midstream MLP)

•     Niska Gas Storage Partners LLC (natural gas storage)

•     Gibson Energy ULC (midstream energy)

Prior:

•     BGH (general partner of BPL)

•     BPL (pipeline MLP)

•     Penn Virginia Corporation (oil and gas exploration, development and production company)

Interested Director

	Position(s)			Number of
	Held			Portfolios in Fund
Name	With	Term of Office /	Principal Occupations During Past Five	Complex Overseen by	Other Directorships
(Year Born)	Registrant	Time of Service	Years	Director	Held by Director

Kevin S. McCarthy(3) (born 1959)	Chairman of the Board of Directors; President and Chief Executive Officer	3-year term as a director (until the 2012 Annual Meeting of Stockholders), elected annually as an officer/served since inception	Senior Managing Director of KACALP since June 2004 and of KAFA since 2006. President and Chief Executive Officer of KYN, KYE, KED and KMF since inception (KYN inception in 2004, KYE inception in 2005, KED inception in 2006 and KMF inception in 2010). Global Head of Energy at UBS Securities LLC from November 2000 to May 2004.	4	Current: • KYN • KED

SAI-17

	Position(s)			Number of
	Held			Portfolios in Fund
Name	With	Term of Office /		Complex Overseen by	Other Directorships
(Year Born)	Registrant	Time of Service	Principal Occupations During Past Five Years	Director	Held by Director

•     KMF

•     International Resource Partners LP (coal mining)

•     Range Resources Corporation (oil and natural gas company)

•     Direct Fuels Partners, L.P. (transmix refining and fuels distribution)

•     ProPetro Services, Inc. (oilfield services)

•     K-Sea Transportation Partners L.P. (shipping MLP)

(1)	The 1940 Act requires the term “Fund Complex” to be defined to include registered Investment Companies advised by our Adviser, and, as a result, as of November 30, 2010, the Fund Complex included KYN, KYE, KED and KMF.

(2)	The investment adviser to the Kayne Anderson Rudnick Mutual Funds, Kayne Anderson Rudnick Investment Management, LLC, formerly was as affiliate of KACALP.

(3)	Mr. McCarthy is an “interested person” of the Fund by virtue of his employment relationship with KAFA, our investment adviser.
Officers

Other Directorships
Name	Position(s) Held	Term of Office /		Held by
(Year Born)	with Registrant	Time of Service	Principal Occupations During Past Five Years	Officer
Kevin S. McCarthy(3) (born 1959)	Chairman of the Board of Directors; President and Chief Executive Officer	Elected annually/served since inception	Senior Managing Director of KACALP since June 2004 and of KAFA since 2006. President and Chief Executive Officer of KYN, KYE, KED and KMF since inception (KYN inception in 2004, KYE inception in 2005, KED inception in 2006 and KMF inception in 2010). Global Head of Energy at UBS Securities LLC from November 2000 to May 2004.	Current:

•     KYN

•     KED

•     KMF

•      International Resource Partners LP (coal mining)

•     Range Resources Corporation (oil and natural gas company)

•     Direct Fuels Partners, L.P. (transmix refining and fuels distribution)

•     ProPetro Services, Inc. (oilfield services)

•     K-Sea Transportation Partners L.P. (shipping MLP)

SAI-18

Other Directorships
Name	Position(s) Held	Term of Office /		Held by
(Year Born)	with Registrant	Time of Service	Principal Occupations During Past Five Years	Officer
Terry A. Hart (born 1969)	Chief Financial Officer and Treasurer	Elected annually/served since 2005	Chief Financial Officer and Treasurer of KYE since December 2005, KED since September 2006 and KMF since August 2010. Director of Structured Finance, Assistant Treasurer, Senior Vice President and Controller of Dynegy, Inc. from 2000 to 2005.	None

David J. Shladovsky (born 1960)	Secretary and Chief Compliance Officer	Elected annually/ served since inception	Managing Director and General Counsel of KACALP since 1997 and KAFA since 2006. Secretary and Chief Compliance Officer of KYE since 2005, KED since 2006 and KMF since August 2010.	None

J.C. Frey (born 1968)	Executive Vice President, Assistant Treasurer, Assistant Secretary	Elected annually/served as Assistant Treasurer and Assistant Secretary since inception; served as Executive Vice President since 2008	Senior Managing Director of KACALP since 2004 and KAFA since 2006, and Managing Director of KACALP since 2000. Portfolio Manager of KACALP since 2000, Portfolio Manager, Vice President, Assistant Secretary and Assistant Treasurer of KYN since 2004, KYE since 2005, KED since 2006 and KMF since November 2010. Executive Vice President of KYE and KED since June 2008 and of KMF since October 2010.	None

James C. Baker (born 1972)	Executive Vice President	Elected annually/served since inception	Senior Managing Director of KACALP and KAFA since February 2008, Managing Director of KACALP and KAFA since December 2004 and 2006, respectively. Vice President of KYN from 2004 to 2008, KYE from 2005 to 2008 and KED from 2006 to 2008, and Executive Vice President of KYN, KYE and KED since June 2008 and of KMF since October 2010.	• ProPetro Services, Inc. (oilfield services) • Petris Technology, Inc. (data management for energy companies) • K-Sea Transportation Partners L.P. (shipping MLP)
Committees of the Board of Directors
     Our Board of Directors has three standing committees: the Nominating Committee, the Valuation Committee and the Audit Committee.

SAI-19

     The Nominating Committee is responsible for appointing and nominating independent persons to our Board of Directors. Ms. Costin and Messrs. Good and Isenberg are members of the Nominating Committee. The Nominating Committee met one time during the fiscal year ended November 30, 2010. If there is no vacancy on the Board, the Board of Directors will not actively seek recommendations from other parties, including stockholders. When a vacancy on the Board of Directors occurs and nominations are sought to fill such vacancy, the Nominating Committee may seek nominations from those sources it deems appropriate in its discretion, including our stockholders. To submit a recommendation for nomination as a candidate for a position on the Board, stockholders shall mail such recommendation to David Shladovsky, Secretary, at our address: 717 Texas Avenue, Suite 3100 Houston, TX 77002. Such recommendation shall include the following information: (a) evidence of stock ownership of the person or entity recommending the candidate (if submitted by one of our stockholders), (b) a full description of the proposed candidate’s background, including their education, experience, current employment, and date of birth, (c) names and addresses of at least three professional references for the candidate, (d) information as to whether the candidate is an “interested person” in relation to us, as such term is defined in the 1940 Act and such other information that may be considered to impair the candidate’s independence and (e) any other information that may be helpful to the Nominating Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board of Directors or during such other time as the Nominating Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Nominating Committee and counsel to the Independent Directors. Recommendations received at any other time will be kept on file until such time as the Nominating Committee is accepting recommendations, at which point they may be considered for nomination.
     The Valuation Committee is responsible for the oversight of our pricing procedures and the valuation of our securities in accordance with such procedures. Ms. Costin and Messrs. Isenberg and McCarthy are members of the Valuation Committee. The Valuation Committee met two times during the fiscal year ended November 30, 2010.
     The Audit Committee is responsible for overseeing our accounting and financial reporting process, our system of internal controls, audit process and evaluating and appointing our independent auditors (subject also to Board of Director approval). Messrs. Good, Isenberg and Shea serve on the Audit Committee. The Audit Committee met four times during the fiscal year ended November 30, 2010.
Director Compensation
     Our directors and officers who are “interested persons” by virtue of their employment by Kayne Anderson serve without any compensation from us. Each of our Independent Directors receives a $25,000 annual retainer for serving as a director. In addition, our Independent Directors receive fees for each meeting attended, as follows: $2,500 per Board meeting; $1,500 per Audit Committee meeting; and $500 for other committee meetings. Committee meeting fees are not paid unless the meeting is held on a day when there is not a Board meeting and the meeting is more than 15 minutes in length. The Independent Directors are reimbursed for expenses incurred as a result of attendance at meetings of the Board and its committees.
     The following table sets forth compensation by us for the fiscal year ended November 30, 2010 to the Independent Directors. We have no retirement or pension plans.

	Aggregate	Total Compensation
	Compensation from	from Us and Fund
Director	Us	Complex(1)
Anne K. Costin	$42,500	$93,500
Steven C. Good	$41,500	$88,000
Gerald I. Isenberg	$42,500	$93,500
William H. Shea	$42,000	$93,000

(1)	The Directors also oversee Kayne Anderson MLP Investment Company, an investment company managed by our Adviser.
Security Ownership of Management
     As of November 30, 2010, certain officers of our Adviser, including all of our officers, own, in the aggregate, approximately $13 million of our common stock.
     The following table sets forth the dollar range of our equity securities beneficially owned by our directors as of November 30, 2010:

SAI-20

Aggregate Dollar Range of
Equity Securities in All
Registered Investment
	Dollar Range (1) of	Companies Overseen by
	Our Equity Securities	Director in Fund
Name of Director	Owned by Director(2)	Complex(3)
Independent Directors
Anne K. Costin	$50,001-$100,000	Over $100,000
Steven C. Good	$10,001-$50,000	$50,001-$100,000
Gerald I. Isenberg	Over $100,000	Over $100,000
William H. Shea	$50,001-$100,000	Over $100,000

Interested Director
Kevin S. McCarthy	Over $100,000	Over $100,000

(1)	Dollar ranges are as follows: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; over $100,000.

(2)	As of November 30, 2010, our officers and directors, as a group, owned less than 1% of any class of our outstanding equity Securities.

(3)	The directors also oversee Kayne Anderson MLP Investment Company, an investment company managed by our Advisor. Mr. McCarthy also oversees Kayne Anderson Energy Development Company and Kayne Anderson Midstream/Energy Fund, both investment companies managed by our Adviser.
     Except as described in the table below, as of the date of this SAI, our Independent Directors (and their immediate family members) do not beneficially own securities in entities directly or indirectly controlling, controlled by, or under common control with, our Adviser. The information in the table is as of November 30, 2010.

Name of Owners
	and				Percent
	Relationships to		Title of	Value of	of
Director	Director	Company	Class	Securities	Class
Gerald I. Isenberg	Self	Kayne Anderson Capital Income Partners (QP), L.P.(1)	Partnership units	$1,353,085	0.3%

(1)	The parent company of our Adviser may be deemed to “control” this fund by virtue of its role as the fund’s general partner.
Information about Each Director’s Qualifications, Experience, Attributes or Skills
     The Board of Directors believes that each director has the qualifications, experience, attributes and skills (“Director Attributes”) appropriate to their continued service as our directors in light of our business and structure. Each of the directors has a demonstrated record of business and/or professional accomplishment that indicates that they have the ability to critically review, evaluate and access information provided to them. Certain of these business and professional experiences are set forth in detail in the charts above. In addition, all of the directors have served as a member of the board of one other fund in our Fund Complex, public companies, or non-profit entities or other organizations other than us, and each of the directors has served on our Board for a number of years. They therefore have substantial boardroom experience and, in their service to us, have gained substantial insight as to our operations and have demonstrated a commitment to discharging oversight duties as directors in the interests of stockholders.
     In addition to the information provided in the charts above, certain additional information regarding the directors and their Director Attributes is provided below. The information provided below, and in the charts above, is not all-inclusive. Many Director Attributes involve intangible elements, such as intelligence, integrity and work ethic, along with the ability to work together, to communicate effectively, to exercise judgment and ask incisive questions, and commitment to stockholder interests. The Board annually conducts a self-assessment wherein the effectiveness of the Board and individual directors is reviewed. In conducting its annual self-assessment, the Board has determined that the directors have the appropriate attributes and experience to continue to serve effectively as our directors.
     Kevin S. McCarthy. Mr. McCarthy is our Chairman, President and Chief Executive Officer. In this position, Mr. McCarthy has extensive knowledge of us, our operations, personnel and financial resources. Prior to joining Kayne Anderson in 2004, Mr. McCarthy was most recently Managing Director and Global Head of Energy at UBS Securities

SAI-21

LLC. In this role, he had senior responsibility for all of UBS’ energy investment banking activities, including direct responsibilities for securities underwriting and mergers and acquisitions in the MLP industry. From 1995 to 2000, Mr. McCarthy led the energy investment banking activities of Dean Witter Reynolds and then PaineWebber Incorporated. He began his investment banking career in 1984. In addition to his directorships at KYN, KED and KMF, he is also on the board of directors of Range Resources Corporation, International Resource Partners LP, Pro Petro Services, Inc., Direct Fuel Partners, L.P. and K-Sea Transportation Partners L.P. Mr. McCarthy earned a B.A. in Economics and Geology from Amherst College in 1981 and an M.B.A. in Finance from the Wharton School at the University of Pennsylvania in 1984. Mr. McCarthy’s position of influence and responsibility at the Fund and the Adviser, combined with his experience advising energy companies as an investment banker, make him a valued member of the Board.
     Anne K. Costin. Ms. Costin has been a professor at the Amsterdam Institute of Finance since 2007. She served as an adjunct professor in the finance and economics department of Columbia University Graduate School of Business from 2004 to 2007. As of March 1, 2005, Ms. Costin retired after a 28-year career at Citigroup, and during the last five years of her banking career she held the position of Managing Director and Global Deputy Head of the Project & Structured Trade Finance product group within Citigroup’s Investment Banking Division. Ms. Costin’s product group provided integrated advice and non-recourse capital raising in both the bond and bank markets to top tier Citigroup corporate clients in both the developed and emerging markets. Her product group was the acknowledged market leader globally in all relevant league tables. Ms. Costin received a Director’s Certificate from the Director’s Institute at UCLA Anderson School of Management, a PMD degree from Harvard Business School, and a B.A. from the University of North Carolina at Chapel Hill. Ms. Costin serves as a director of KYE and KYN. In addition to her managerial and banking experience, Ms. Costin’s academic professional experience related to financial matters equip her to offer further insights to the Board.
     Steven C. Good. Mr. Good is a Senior Partner in the accounting firm of JH Cohn LLP (formerly Good, Swartz, Brown & Berns LLP). He founded Good, Swartz, Brown & Berns LLP in 1976, and has been active in consulting and advisory services for businesses in various sectors, including the manufacturing, garment, medical services and real estate development industries. Mr. Good also has many years of experience as the chairman of the audit committees of several public companies. Mr. Good founded California United Bancorp and served as its Chairman through 1993. In addition to his KYE and KYN directorships, Mr. Good currently serves as a director of OSI Systems, Inc., a designer and manufacturer of specialized electronic products. Mr. Good also formerly served as a director of California Pizza Kitchen, Inc. and Arden Realty Group, Inc. from 1997 to 2006. Mr. Good holds a B.S. in Business Administration from UCLA and attended its Graduate School of Business. Mr. Good has extensive experience with corporate governance, financial and accounting matters, evaluating financial results and overseeing the financial reporting process of a large corporation. In addition, Mr. Good brings to the Board many years of experience as the chairman of the audit committees of several public companies.
     Gerald I. Isenberg. Mr. Isenberg has served as a professor emeritus at the University of Southern California School of Cinema-Television since 2007. He also serves as Chief Financial Officer of Teeccino Caffe Inc., a privately-owned beverage manufacturer and distributor. From 1989 to 1995, he was Chief Executive Officer of Hearst Entertainment Productions, a producer of television movies and programming for major broadcast and cable networks, as well as President and Chief Operating Officer of Hearst Entertainment, the domestic and international television production and distribution division of The Hearst Corporation. From 1989 to 1993, Mr. Isenberg taught as an adjunct professor at the UCLA Graduate School of Film and Television. In addition to his KYE and KYN directorships, Mr. Isenberg also serves as a director of Teeccino Caffe Inc. and as the Chairman of the Caucus for Television Producers, Writers, and Directors, a not-for-profit organization that supplies grants to minority film students to complete their thesis films. From 1998 to 2002, Mr. Isenberg was a board member of the Kayne Anderson Rudnick Mutual Funds. Mr. Isenberg received an M.B.A. from Harvard Business School as a Baker Scholar. Mr. Isenberg’s academic and professional career with prominent institutions and companies, much of which is related to financial and strategic planning, is relevant to our oversight. Mr. Isenberg also brings to the Board an understanding of asset management and mutual fund operations and strategy as a result of his service on the Board of Kayne Anderson Rudnick Mutual Funds, formerly an affiliate of KACALP.
     William H. Shea, Jr. Mr. Shea has served as the Chief Executive Officer of the general partner of both Penn Virginia Resource Partners L.P. (PVR), a coal and midstream MLP, and as the President and Chief Executive Officer of Penn Virginia GP Holdings L.P. (PVG), which owns the general partner of PVR since March 2010. Mr. Shea also serves as a director of PVR and PVG. Mr. Shea was previously with the general partner of Buckeye Partners, L.P. (BPL), a petroleum products MLP, serving as Chairman from May 2004 to July 2007, Chief Executive Officer and President

SAI-22

from September 2000 to July 2007 and President and Chief Operating Officer from July 1998 to September 2000. He was also Chairman of the general partner of Buckeye GP Holdings, L.P. (BGH), the owner of the general partner of BPL, from August 2006 to July 2007 and Chief Executive Officer and President from May 2004 to July 2007. Mr. Shea held various managerial and executive positions during his tenure with Buckeye, which he joined in 1996. Prior to Buckeye, Mr. Shea worked for Union Pacific Corporation, UGI Development Company and Laidlaw Environmental Services. In addition to his KYE and KYN directorships, Mr. Shea also serves as director for Niska Gas Storage Partners LLC, a natural gas storage partnership, and Gibson Energy ULC, a midstream energy company. Mr. Shea served as a director of Penn Virginia Corporation, a company engaged in oil and gas exploration, development and production, from July 2007 to June 2010. Mr. Shea’s extensive executive experience in the MLP sector and the energy industry, as well as his board experience as a director of several energy-related companies allows him to provide the Board with insight into the specific industries in which we invest.
Board Leadership Structure
     Our business and affairs are managed under the direction of our Board of Directors, including the duties performed for us pursuant to our investment management agreement. Among other things, the directors set broad policies for the Fund, approve the appointment of the Fund’s investment adviser, administrator and officers, and approves the engagement, and reviews the performance of, the Fund’s independent registered accounting firm. The role of the Board and of any individual director is one of oversight and not of management of the day-to-day affairs of the Fund.
     The Board of Directors currently consists of five directors, four of whom are not “interested persons,” as defined in the 1940 Act. We refer to these individuals as our “Independent Directors.”
     As part of each regular Board meeting, the Independent Directors meet separately from our Adviser and, as part of at least one Board meeting each year, with the Fund’s Chief Compliance Officer. The Board reviews its leadership structure periodically as part of its annual self-assessment process and believes that its structure is appropriate to enable the Board to exercise its oversight of the Fund.
     Under the Fund’s Bylaws, the Board of Directors may designate a Chairman to preside over meetings of the Board of Directors and meetings of stockholders, and to perform such other duties as may be assigned to him or her by the Board. The Fund does not have an established policy as to whether the Chairman of the Board shall be an Independent Director and believes that its flexibility to determine its Chairman and reorganize its leadership structure from time to time is in the best interests of the Fund and its stockholders.
     Presently, Mr. McCarthy serves as Chairman of the Board of Directors. Mr. McCarthy is an “interested person” of the Fund, as defined in the 1940 Act, by virtue of his employment relationship with our Adviser. The Fund believes that Mr. McCarthy’s history with the Fund, familiarity with the Kayne Anderson investment platform and extensive experience in the field of energy-related investments qualifies him to serve as the Chairman of the Board. The Board has determined that the composition of the Audit and Nominating Committees are appropriate means to address any potential conflicts of interest that may arise from the Chairman’s status as an interested person of the Fund. The Board of Directors believes that this Board leadership structure—a combined Chairman of the Board and Chief Executive Officer and committees led by Independent Directors—is the optimal structure for the Fund at this time. Since the Chief Executive Officer has the most extensive knowledge of the various aspects of the Fund’s business and is directly involved in managing both the day-to-day operations and long-term strategy of the Fund, the Board has determined that Mr. McCarthy is the most qualified individual to lead the Board and serve in the key position as Chairman. The Board has also concluded that this structure allows for efficient and effective communication with the Board.
     The Fund’s Board of Directors does not currently have a designated lead independent director. Instead, all of the Independent Directors play an active role on the Board of Directors. The Independent Directors compose a majority of the Fund’s Board of Directors, and are closely involved in all material deliberations related to the Fund. The Board of Directors believes that, with these practices, each Independent Director has an equal stake in the Board’s actions and oversight role and equal accountability to the Fund and its stockholders.
Board Role in Risk Oversight
     The Board oversees the services provided by our Adviser, including certain risk management functions. Risk management is a broad concept comprised of many disparate elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risk and business continuity risk). Consequently, Board oversight

SAI-23

of different types of risks is handled in different ways, and the Board implements its risk oversight function both as a whole and through Board committees. In the course of providing oversight, the Board and its committees receive reports on the Fund’s activities, including regarding the Fund’s investment portfolio and its financial accounting and reporting. The Board also meets at least quarterly with the Fund’s Chief Compliance Officer, who reports on the compliance of the Fund with the federal securities laws and the Fund’s internal compliance policies and procedures. The Audit Committee’s meetings with the Fund’s independent public accounting firm also contribute to its oversight of certain internal control risks. In addition, the Board meets periodically with representatives of the Fund and our Adviser to receive reports regarding the management of the Fund, including certain investment and operational risks, and the Independent Directors are encouraged to communicate directly with senior management.
     The Fund believes that Board roles in risk oversight must be evaluated on a case-by-case basis and that its existing role in risk oversight is appropriate. Management believes that the Fund has robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond any control of the Fund or Kayne Anderson, its affiliates or other service providers.

SAI-24

CONTROL PERSONS
     As of November 30, 2010, there were no persons who owned 25% or more of our outstanding voting securities, and we believe no person should be deemed to control us, as such term is defined in the 1940 Act.
     As of November 30, 2010, there were no persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common stock.
     As of November 30, 2010, the following persons owned of record or beneficially more than 5% of our Series A MRP Shares:

		Percentage of
		Outstanding
Name and Address	Shares Held	Shares (1)
Metropolitan Life Insurance Company and Affiliates 1095 Avenue of the Americas New York, NY 10036-6796	1,400,000	38.9%

ING Investment Management LLC and Affiliates 5780 Powers Ferry Rd NW, Suite 300 Atlanta, GA 30327-4347	1,200,000	33.3

Sun Capital Advisers LLC and Affiliates One Sun Life Executive Park Wellesley Hills, MA 02481-5699	600,000	16.6

Goodwin Capital Advisers One American Row Hartford, CT 06102	200,000	5.6

United of Omaha Life Insurance Company Mutual of Omaha Plaza Omaha, NE 68175-1011	200,000	5.6

(1)	Based on 3,600,000 shares outstanding as of November 30, 2010

SAI-25

INVESTMENT ADVISER
     Our Adviser is registered with the SEC under the Investment Advisers Act of 1940, as amended. Our Adviser provides us with professional investment supervision and management and permits any of its officers or employees to serve without compensation as our Directors or officers if elected to such positions. Our Adviser is located at 717 Texas Avenue, Suite 3100, Houston, Texas 77002.
     Our Adviser provides services pursuant to an investment management agreement (the “Investment Management Agreement”). We pay our Advisor a management fee, computed and paid quarterly at an annual rate of 1.25% of our average monthly total assets. For purposes of calculating the management fee, the “average total assets” for each monthly period are determined by averaging the total assets at the last business day of that month with the total assets at the last business day of the prior month (or as of the commencement of operations for the initial period if a partial month). Our total assets shall be equal to our average monthly gross asset value (which includes assets attributable to or proceeds from our use of preferred stock, commercial paper or notes issuances and other borrowings), minus the sum of our accrued and unpaid dividends on any outstanding common stock and accrued and unpaid dividends on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by us). Liabilities associated with borrowing or leverage include the principal amount of any borrowings, commercial paper or notes that we issue, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by us. Investment management fees for the fiscal years ended November 30, 2010, 2009 and 2008 were $13.8 million, $8.7 million and $14.983 million, respectively.
     The Investment Management Agreement will continue in effect from year to year after its initial two-year term so long as its continuation is approved at least annually by our Directors including a majority of Independent Directors or the vote of a majority of our outstanding voting securities. The Investment Management Agreement may be terminated at any time without the payment of any penalty upon 60 days’ written notice by either party, or by action of the Board of Directors or by a majority vote of our outstanding voting securities (accompanied by appropriate notice), and will terminate automatically upon assignment. The Investment Management Agreement may also be terminated, at any time, without payment of any penalty, by the Board of Directors or by vote of a majority of our outstanding voting securities (as defined under the 1940 Act), in the event that it shall have been established by a court of competent jurisdiction that the Adviser or any officer or director of the Adviser has taken any action which results in a breach of the covenants of the Adviser set forth in the Investment Management Agreement. The Investment Management Agreement provides that the Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement. As compensation for the Adviser’s services, we pay the Adviser a fee as described in our prospectus. See “Management — Investment Management Agreement” in our prospectus.
     In addition to our Adviser’s fee, we pay all other costs and expenses of our operations, such as compensation of our Directors (other than those affiliated with Kayne Anderson), custodian, transfer agency, administrative, accounting and dividend disbursing expenses, legal fees, leverage expenses, expenses of independent auditors, expenses of personnel (including those who are affiliates of our Adviser) reasonably incurred in connection with arranging or structuring portfolio transactions for us, expenses of repurchasing our securities, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. All fees and expenses are accrued and deducted before payment of dividends to investors.
     On June 15, 2005, at an in-person meeting of the Board of Directors, the Board approved the Investment Management Agreement with Kayne Anderson Capital Advisors, L.P. (“KACALP”). Effective December 31, 2006, KACALP assigned the Investment Management Agreement to KAFA. That assignment occurred only for internal organizational purposes and did not result in any change of management, control or portfolio management personnel and did not cause a termination of the Investment Management Agreement.
     Because our Adviser’s fee is based upon a percentage of our total assets, our Adviser’s fee will be higher to the extent we employ financial leverage. As noted, we have issued Leverage Instruments in a combined amount equal to approximately 30% of our total assets as of November 30, 2010.

SAI-26

     The most recent discussion regarding the basis for approval by the Board of Directors of our Investment Management Agreement with our Adviser is available in our November 30, 2010 Annual Report to Stockholders.
CODE OF ETHICS
     We and our Adviser have each adopted a code of ethics, as required by federal securities laws. Under both codes of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are currently held by us or, in limited circumstances, that are being considered for purchase or sale by us, subject to certain general restrictions and procedures set forth in our code of ethics. The personal securities transactions of our access persons and those of our Adviser will be governed by the applicable code of ethics.
     Our Adviser and its affiliates manage other investment companies and accounts. Our Adviser may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by our Adviser on our behalf. Similarly, with respect to our portfolio, our Adviser is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that our Adviser and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The Adviser is not obligated to refrain from investing in securities held by us or other funds it manages.
     We and our Adviser have text-only versions of the codes of ethics that will be available on the EDGAR Database on the SEC’s internet web site at http://www.sec.gov. Those documents can be inspected and copied at the public reference facilities maintained by the SEC in Washington, D.C. Information about the operation of the public reference facilities may be obtained by calling the SEC at (202) 551-8090. Copies of such material may also be obtained from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. In addition, copies of the codes of ethics may be obtained from us free of charge at (877) 657-3863. You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Section, 100 F Street, N.E., Room 1580, Washington, D.C. 20549.
PROXY VOTING PROCEDURES
     SEC-registered advisers that have the authority to vote (client) proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Registered advisers also must maintain certain records on proxy voting. In many cases, we will invest in securities that do not generally entitle us to voting rights in our portfolio companies. When we do have voting rights, we will delegate the exercise of such rights to our Adviser, to whom our Board has delegated the authority to develop policies and procedures relating to proxy voting. Our Adviser’s proxy voting policies and procedures are summarized below.
     In determining how to vote, officers of our Adviser will consult with each other and our other investment professionals, taking into account the interests of us and our investors as well as any potential conflicts of interest. When our Adviser’s investment professionals identify a potentially material conflict of interest regarding a vote, the vote and the potential conflict will be presented to our Adviser’s Proxy Voting Committee for a final decision. If our Adviser determines that such conflict prevents our Adviser from determining how to vote on the proxy proposal in the best interests of the Fund, our Adviser shall either (1) vote in accordance with a predetermined specific policy to the extent that our Adviser’s policies and procedures include a pre-determined voting policy for such proposal or (2) disclose the conflict to our Board and obtain the Board’s consent prior to voting on such proposal.
     An officer of our Adviser will keep a written record of how all such proxies are voted. Our Adviser will retain records of (1) its proxy voting policies and procedures, (2) all proxy statements received regarding investor’s securities (or it may rely on proxy statements filed on the SEC’s EDGAR system in lieu thereof), (3) all votes cast on behalf of investors, (4) investor written requests for information regarding how our Adviser voted proxies of that investor and any written response to any (written or oral) investor requests for such information, and (5) any documents prepared by our Adviser that are material to making a decision on a proxy vote or that memorialized such decision. The aforementioned proxy voting records will be maintained, preserved and easily accessible for a period of not less than five years. The Adviser may rely on one or more third parties to make and retain the records of proxy statements and votes cast.

SAI-27

     Information regarding how proxies relating to our portfolio securities are voted during the 12-month period ended June 30th of any year will be made available on or around August 30th of that year, (i) without charge, upon request, by calling (877) 657-3863 (toll-free/collect); and (ii) on the SEC’s website at http://www.sec.gov.
     Our Adviser has adopted proxy voting guidelines that provide general direction regarding how it will vote on a number of significant and recurring ballot proposals. These guidelines are not mandatory voting policies, but rather are an indication of general voting preferences. The following are a few examples of these guidelines:
•	The Adviser generally votes against proposals to classify the board and for proposals to repeal classified boards and to elect directors annually.

•	The Adviser generally votes against proposals to ratify a poison pill and for proposals that ask a company to submit its poison pill for shareholder ratification.

•	The Adviser generally votes against proposals to require a supermajority shareholder vote to approve charter and bylaw amendments and for proposals to lower such supermajority shareholder vote requirements.

•	The Adviser generally votes for management proposals to increase the number of shares of common stock authorized for issue provided management demonstrated a satisfactory reason for the potential issuance of the additionally authorized shares.

•	The Adviser generally votes for proposals to increase common share authorization for a stock split provided management demonstrates a reasonable basis for the split and for proposals to implement a reverse stock split provided management demonstrates a reasonable basis for the reverse split.

•	Absent special circumstances (e.g., actions taken in the context of a hostile takeover attempt) indicating an abusive purpose, the Adviser, on a case-by-case basis, votes proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

•	Proposals to change a company’s state of incorporation area examined on a case-by-case basis.

•	The Adviser, on a case-by-case basis, votes on mergers and acquisitions taking into account at least the following:
•	anticipated financial and operating benefits;

•	offer price (cost vs. premium);

•	prospects of the combined companies,

•	how the deal was negotiated; and

•	changes in corporate governance and their impact on shareholder rights.
•	The Adviser generally supports shareholder social and environmental proposals, and votes such matters, on a case-by-case basis, where the proposal enhances the long-term value of the shareholder and does not diminish the return on investment.
PORTFOLIO MANAGER INFORMATION
     The following section discusses the accounts managed by our portfolio managers, the structure and method of our portfolio managers’ compensation, and their ownership of our securities. This information is current as of November 30, 2010. We and Kayne Anderson MLP Investment Company, Kayne Anderson Energy Development Company and Kayne Anderson Midstream/Energy Fund, Inc. are the registered investment companies managed by our portfolio managers, Kevin McCarthy and J.C. Frey. We pay Kayne Anderson a management fee at an annual rate of 1.25% of our average total assets.

SAI-28

     Messrs. McCarthy and Frey are compensated by the Adviser through distributions based on the amount of assets they manage and receive a portion of the advisory fees applicable to those accounts, which, with respect to certain accounts, are based in part, on the performance of those accounts. Some of the other accounts managed by Mr. Frey may have investment strategies that are similar to ours. However, our Adviser manages potential conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures.
Other Accounts Managed by Portfolio Managers
     The following table reflects information regarding accounts for which the portfolio managers have day-to-day management responsibilities (other than us). Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment accounts, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance, this information will be reflected in a separate table below. Information is shown as of November 30, 2010. Asset amounts are approximate and have been rounded.

Registered
	Investment Companies		Other Pooled
	(Excluding Us)		Investment Vehicles		Other Accounts
		Total Assets in		Total Assets in		Total Assets in
	Number of	the	Number of	the	Number of	the
Portfolio Manager	Accounts	Accounts	Accounts	Accounts	Accounts	Accounts
		($ in millions)		($ in millions)		($ in millions)
Kevin McCarthy	3	$3,728	—	N/A	—	N/A
J.C. Frey	3	$3,728	—	N/A	2	$82
Other Accounts That Pay Performance-Based Advisory Fees Managed by Portfolio Managers
     The following table reflects information regarding accounts for which the portfolio managers have day-to-day management responsibilities (other than us) and with respect to which the advisory fee is based on account performance. Information is shown as of November 30, 2010. Asset amounts are approximate and have been rounded.

Registered
	Investment Companies		Other Pooled
	(Excluding Us)		Investment Vehicles		Other Accounts
		Total Assets in		Total Assets in		Total Assets in
	Number of	the	Number of	the	Number of	the
Portfolio Manager	Accounts	Accounts	Accounts	Accounts	Accounts	Accounts
		($ in millions)		($ in millions)		($ in millions)
Kevin McCarthy	—	N/A	1	$149	—	N/A
J.C. Frey	—	N/A	13	$2,039	2	$44
     Messrs. McCarthy and Frey are compensated by the Adviser through partnership distributions from KACALP based on the amount of assets they manage and they receive a portion of the advisory fees applicable to those accounts, which, with respect to certain amounts, as noted above, are based in part on the performance of those accounts. Some of the other accounts managed by Messrs. McCarthy and Frey have investment strategies that are similar to ours. However, our Adviser manages potential conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures. At November 30, 2010, Messrs. McCarthy and Frey owned approximately $0.6 million and $0.6 million of our equity, respectively, and through their limited partnership interests in the parent company of the Adviser, which owns 4,000 shares of our common stock (with a value of approximately $0.1 million), Messrs. McCarthy and Frey could be deemed to also indirectly own a portion of our securities.
PORTFOLIO TRANSACTIONS AND BROKERAGE
     Subject to the oversight of the Board of Directors, our Adviser is responsible for decisions to buy and sell securities for us and for the placement of our securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of our Adviser to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to our Adviser and its advisees. The best price to the us means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers,

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and, on occasion, the issuers. Commissions will be paid on our futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. We may pay mark-ups on principal transactions. In selecting broker/dealers and in negotiating commissions, our Adviser considers, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. The selection of a broker-dealer may take into account the sale of products sponsored or advised by our Adviser and/or its affiliates. If approved by our Board, our Adviser may select an affiliated broker-dealer to effect transactions in our fund, so long as such transactions are consistent with Rule 17e-1 under the 1940 Act.
     Section 28(e) of the Securities Exchange Act of 1934, as amended (“Section 28(e)”), permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).
     In light of the above, in selecting brokers, our Adviser may consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if our Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to our Adviser or to us. The Adviser believes that the research information received in this manner provides us with benefits by supplementing the research otherwise available to us. The investment advisory fees paid by us to our Adviser under the Investment Management Agreement are not reduced as a result of receipt by our Adviser of research services.
     The Adviser may place portfolio transactions for other advisory accounts that it advises, and research services furnished by firms through which we effect our securities transactions may be used by our Adviser in servicing some or all of its accounts; not all of such services may be used by our Adviser in connection with us. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, our Adviser believes such costs to us will not be disproportionate to the benefits received by us on a continuing basis. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by us and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to us. In making such allocations between the us and other advisory accounts, the main factors considered by our Adviser are the investment objective, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to us and such other accounts and funds.
     For the fiscal years ended November 30, 2008, November 30, 2009 and November 30, 2010, we did not pay any brokerage commissions.
LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS
     Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.
     Our Charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate us to indemnify any present or former Director or officer or any individual who, while serving as our Director or officer and, at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from

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and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding.
     Our Bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former Director or officer or any individual who, while serving as our Director or officer and, at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our Charter and Bylaws also permit us to indemnify and advance expenses to any individual who served any predecessor of us in any of the capacities described above and any employee or agent of ours or our predecessor, if any.
     Maryland law requires a corporation (unless its charter provide otherwise, which is not the case for our Charter) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to pay or reimburse reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
     In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
TAX MATTERS
     The following discussion of federal income tax matters is based on the advice of Paul, Hastings, Janofsky & Walker LLP, our counsel.
Matters Addressed
     This section and the discussion in our prospectus (see “Tax Matters”) provide a general summary of certain U.S. federal income tax consequences to the persons who purchase, own and dispose of our securities. It does not address all federal income tax consequences that may apply to an investment in our securities or to particular categories of investors, some of which may be subject to special rules. Unless otherwise indicated, this discussion is limited to taxpayers who are U.S. persons, as defined herein. The discussion that follows is based on the provisions of the Code and Treasury regulations promulgated thereunder as in effect on the date hereof and on existing judicial and administrative interpretations thereof. These authorities are subject to change and to differing interpretations, which could apply retroactively. Potential investors should consult their own tax advisors in determining the federal, state, local, foreign and any other tax consequences to them of the purchase, ownership and disposition of our securities. This discussion does not address all tax consequences that may be applicable to a U.S. person that is a beneficial owner of our securities, nor does it address, unless specifically indicated, the tax consequences to, among others, (i) persons that may be subject to special treatment under U.S. federal income tax law, including, but not limited to, banks,

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insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations and dealers in securities or currencies, (ii) persons that will hold our securities as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for U.S. federal income tax purposes, (iii) persons whose functional currency is not the United States dollar or (iv) persons that do not hold our securities as capital assets within the meaning of Section 1221 of the Code.
     For purposes of this discussion, a “U.S. person” is (i) an individual citizen or resident of the United States, (ii) a corporation or partnership organized in or under the laws of the United States or any state thereof or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all the substantial decisions of such trust. Notwithstanding clause (iv) above, to the extent provided in regulations, certain trusts in existence on August 20, 1996, and treated as U.S. persons prior to such date that elect to continue to be so treated also shall be considered U.S. persons.
     The discussion reflects applicable tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”) retroactively or prospectively.
Taxation of the Fund
     We intend to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code (a “RIC”). Accordingly, we must, among other things, (i) derive in each taxable year at least 90% of our gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to our business of investing in such stock, securities or currencies (the “Gross Income Test”); and (ii) diversify our holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of our total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the market value of our total assets is invested in the securities of any issuer (other than U.S. Government securities and the securities of other RICs) or of any two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses.
     The recently enacted American Jobs Creation Act of 2004 (the “2004 Jobs Act”), which was signed by President Bush on October 22, 2004, amends certain rules relating to RICs. The 2004 Jobs Act modifies the 90% gross income test with respect to income of a RIC to include net income derived from interests in “qualified publicly traded partnerships” and modifies the RIC to include a new limitation on the investment by a RIC in qualified publicly traded partnership interests. Specifically, the 2004 Jobs Act provides that not more than 25% of the value of a RIC’s assets can be invested in those securities described in the last sentence of the previous paragraph under (b) or the securities of one or more qualified publicly traded partnerships. Generally, a qualified publicly traded partnership includes a partnership, such as the MLPs in which we intend to invest, the interests of which are traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof) and which derive income and gains from, inter alia, the exploration, development, mining or production, processing, refining, transportation, or the marketing of any mineral or natural resource. These provisions generally apply to taxable years beginning after December 31, 2004.
     As a RIC, we generally are not subject to U.S. federal income tax on income and gains that we distribute each taxable year to stockholders, if we distribute at least 90% of the sum of our (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) our net tax-exempt interest, if any (the excess of our gross tax-exempt interest over certain disallowed deductions). We intend to distribute at least annually substantially all of such income.

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     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, we must distribute during each calendar year an amount at least equal to the sum of (i) 98% of our ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98% of our capital gain in excess of our capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use our fiscal year), and (iii) certain undistributed amounts from previous years on which we paid no U.S. federal income tax. While we intend to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of our taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.
     A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by us in October, November or December of the year, payable to stockholders of record on a date during such a month and paid by us during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.
     If we were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a RIC in any year, we would be taxed in the same manner as an ordinary corporation and distributions to our stockholders would not be deductible by us in computing our taxable income. In such case, distributions generally would be eligible (i) for treatment as qualified dividend income in the case of individual stockholders and (ii) for the dividends received deduction in the case of corporate stockholders.
Taxation of our Investments
     Certain of our investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause us to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. We intend to monitor our transactions and may make certain tax elections to mitigate the effect of these rules and prevent our disqualification as a RIC.
     We intend to invest in equity securities of Master Limited Partnerships that are expected to derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipeline transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. We expect that these Master Limited Partnerships will be treated as “qualified publicly traded partnerships” (as defined in Section 851(h) of the Code as enacted by the 2004 Jobs Act and discussed above). Accordingly, it is expected that the net income derived by us from such investments will qualify as “good income” for purposes of the Gross Income Test. If the Master Limited Partnerships in which we invest, however, do not qualify as qualified publicly traded partnerships under the new rules or otherwise are not treated as corporations for U.S. federal income tax purposes, the income derived by us from such investments may not qualify as “good income” under the Gross Income Test and, therefore, could adversely affect our status as a RIC.
     The Master Limited Partnerships in which we intend to invest are expected to be treated as partnerships for U.S. federal income tax purposes, and therefore, the cash distributions received by us from a Master Limited Partnership may not correspond to the amount of income allocated to us by the Master Limited Partnership in any given taxable year. If the amount of income allocated by a Master Limited Partnership to us exceeds the amount of cash received by us from such Master Limited Partnership, we may have difficulty making distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and avoiding any income and excise taxes. Accordingly, we may have to dispose of securities under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements.
     We intend to invest in Canadian income trusts that are expected to derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipeline transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. Canadian income trusts are generally treated as either corporations or partnerships for U.S. federal income tax purposes. If the Canadian income trusts in which we invest are treated as corporations for U.S. federal income tax purposes, the income and gain generated by us from such investments will generally be qualifying income, and a trust unit will generally be a qualifying asset, for purposes of

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our qualification as a RIC. Moreover, if the Canadian income trust is a PFIC (as defined below), we will be subject to additional rules described below relating to tax consequences of an investment in a PFIC.
     If the Canadian income trusts in which we invest are treated as partnerships for U.S. federal income tax purposes, the effect on the Fund will depend on whether the Canadian income trust is a qualified publicly traded partnership (as described above) or not. If the Canadian income trust is a qualified publicly traded partnership, our investment therein would generally be subject to the rules described above relating to investments in Master Limited Partnerships. If the Canadian income trust, however, is not treated as a qualified publicly traded partnership, then the consequences to us of an investment in such Canadian income trust will depend upon the amount and type of income and assets of the Canadian income trust allocable to us. We intend to monitor our investments in Canadian income trusts to prevent our disqualification as a RIC.
     Income received by us with respect to non-U.S. securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions may reduce or eliminate such taxes. Due to the makeup of our investment portfolio, stockholders will not be entitled to claim a credit or deduction with respect to such foreign taxes.
     Investments by us in certain “passive foreign investment companies” (“PFIC”) could subject us to U.S. federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to stockholders. Elections may be available to us to mitigate the effect of this provision provided that the PFIC complies with certain reporting requirements, but the elections generally accelerate the recognition of income without the receipt of cash. Dividends paid by PFICs will not qualify for the reduced tax rates discussed below under “Taxation of Stockholders.”
     Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income or receivables or expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.
Taxation of Stockholders
     Distributions paid by us from our investment company taxable income, which includes net short-term capital gain, generally are taxable as ordinary income to the extent of our earnings and profits. Such distributions (if designated by us) may qualify (provided holding period and other requirements are met) (i) for the dividends received deduction available to corporations, but only to the extent that our income consists of dividends received from U.S. corporations and (ii) in the case of individual stockholders (effective for taxable years beginning on or before December 31, 2008), as qualified dividend income eligible to be taxed at a maximum rate of generally 15% to the extent that we receive qualified dividend income; however, due to our expected investments, it is generally not anticipated that our dividends will so qualify. The Working Families Tax Relief Act of 2004 clarifies that if our qualified dividend income is less than 95 percent of our gross income, our stockholders may only include as qualifying dividend income that portion of the dividends that may be and are so designated by us as qualifying dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States, provided that the dividend is paid in respect of such publicly traded stock). Dividend income from passive foreign investment companies is not eligible for the reduced rate for qualified dividend income and is taxed as ordinary income.
     Distributions of net capital gain designated as capital gain dividends, if any, are taxable to stockholders at rates applicable to long-term capital gain, whether paid in cash or in shares, and regardless of how long the stockholder has held our shares. Capital gain dividends are not eligible for the dividends received deduction. The maximum tax rate on net capital gain of individuals generally is 15% for such gain realized before in taxable years beginning on or before December 31, 2012. Distributions in excess of our earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such holder (assuming the shares are held as a capital asset). For non-corporate taxpayers, distributions of investment company

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taxable income (other than qualified dividend income) will currently be taxed at a maximum rate of 35%, while net capital gain generally will be taxed at a maximum rate of 15%. For corporate taxpayers, both investment company taxable income and net capital gain are taxed at a maximum rate of 35%.
     We may retain for reinvestment all or part of our net capital gain. If any such gain is retained, we will be subject to a tax of 35% on such amount. In that event, we expect to designate the retained amount as undistributed capital gain in a notice to our stockholders, each of whom (i) will be required to include in income for tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by us against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares of our stock by an amount equal to 65% of the amount of undistributed capital gain included in such stockholder’s gross income.
     Stockholders may be entitled to offset their capital gain dividends with capital loss. There are a number of statutory provisions affecting when capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities. Accordingly, stockholders with capital loss are urged to consult their tax advisors.
     The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.
     Upon a sale or exchange of shares, a stockholder will realize a taxable gain or loss depending upon its basis in the shares. Such gain or loss will be treated as long-term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced with substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.
     Any loss realized by a stockholder on the sale of our shares held by the stockholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gain dividends received by the stockholder (or amounts credited to the stockholder as an undistributed capital gain) with respect to such shares.
     Ordinary income dividends and capital gain dividends also may be subject to state and local taxes. Stockholders are urged to consult their own tax advisors regarding specific questions about U.S. federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in our shares.
     A stockholder that is a nonresident alien individual or a foreign corporation (a “foreign investor”) generally may be subject to U.S. withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends. Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met. Foreign investors should consult their tax advisors regarding the tax consequences of investing in common shares.
     We may be required to backup withhold federal income tax on all taxable distributions and redemption proceeds payable to non-corporate stockholders who fail to provide us with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against such stockholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.
     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and U.S. Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the U.S. Treasury regulations are subject to change by legislative, judicial or administrative action, either prospectively or retroactively. Persons considering an investment in common shares should consult their own tax advisors regarding the purchase, ownership and disposition of common shares.
PERFORMANCE RELATED AND COMPARATIVE INFORMATION
     We may quote certain performance-related information and may compare certain aspects of our portfolio and structure to other substantially similar closed-end funds. In reports or other communications to our stockholders or in

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advertising materials, we may compare our performance with that of (i) other investment companies listed in the rankings prepared by Lipper, Inc. (“Lipper”), Morningstar Inc. or other independent services; publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger’s Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today; or other industry or financial publications or (ii) the Standard and Poor’s Index of 500 Stocks, the Dow Jones Industrial Average, NASDAQ Composite Index and other relevant indices and industry publications. Comparison of ourselves to an alternative investment should be made with consideration of differences in features and expected performance. We may obtain data from sources or reporting services, such as Bloomberg Financial and Lipper, that we believe to be generally accurate.
     Our performance will vary depending upon market conditions, the composition of our portfolio and our operating expenses. Consequently any given performance quotation should not be considered representative of our performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in our portfolio with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing our performance with that of other investment companies should give consideration to the quality and type of the respective investment companies’ portfolio securities.
     Past performance is not indicative of future results. At the time owners of our securities sell our securities, they may be worth more or less than the original investment.
EXPERTS
     Our financial statements included in our Annual Report to Stockholders for the fiscal year ended November 30, 2010, incorporated by reference into this SAI, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, as set forth in their report thereon incorporated by reference herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. PricewaterhouseCoopers LLP provides auditing services to us. The principal business address of PricewaterhouseCoopers LLP is 350 South Grand Avenue, Los Angeles, California 90071.
OTHER SERVICE PROVIDERS
     JPMorgan Chase Bank, N.A., located at 14201 North Dallas Parkway, Second Floor, Dallas, Texas 75254, acts as our custodian. Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 4524665, provides certain administrative services for us and also acts as our fund accountant providing accounting services.

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REGISTRATION STATEMENT
     A Registration Statement on Form N-2, including amendments thereto, relating to our common stock and preferred stock offered hereby, has been filed by us with the SEC, Washington, D.C. Our prospectus, prospectus supplement and this statement of additional information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to us and our common stock and preferred stock offered hereby, reference is made to our Registration Statement. Statements contained in our prospectus, prospectus supplement and this statement of additional information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

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FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
     Our financial statements and financial highlights, the accompanying notes thereto, and the report of PricewaterhouseCoopers LLP thereon, contained in our Annual Report to Stockholders on Form N-CSR for the fiscal year ended November 30, 2010, filed by us with the SEC on February 4, 2011, are hereby incorporated by reference into, and are made a part of, this SAI.
     A copy of such Annual Report to Stockholders must accompany the delivery of this SAI.

F-1

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

PART C — Other Information
Item 25. Financial Statements and Exhibits
1. Financial Statements:

Part A	Our financial highlights, the accompanying notes thereto, and the report of PricewaterhouseCoopers LLP thereon, contained in our Annual Report to Stockholders on Form N-CSR for the fiscal year ended November 30, 2010, filed by us with the SEC on February 4, 2011, are hereby incorporated by reference into Part A of this Registration Statement.

Part B	Our financial statements and financial highlights, the accompanying notes thereto, and the report of PricewaterhouseCoopers LLP thereon, contained in our Annual Report to Stockholders on Form N-CSR for the fiscal year ended November 30, 2010, filed by us with the SEC on February 4, 2011, are hereby incorporated by reference into Part B of this Registration Statement.

2.	Exhibits:
a.	(1) Articles of Amendment and Restatement(1)

(2) Articles Supplementary for Series A Mandatory Redeemable Preferred Stock(5)

(3) Articles Supplementary for Newly-Issued Preferred Stock(6)

b.	Form of Amended and Restated Bylaws of Registrant(1)

c.	Voting Trust Agreement — none

d.	(1) Form of Common Share Certificate(2)

(2) Form of Series A Mandatory Redeemable Preferred Stock Certificate(4)

(3) Form of Fitch Rating Guidelines(4)

(4) Form of Moody’s Rating Guidelines(4)

(5) Form of Newly-Issued Preferred Stock Certificate(6)

e.	Amended Dividend Reinvestment Plan(4)

f.	Long-Term Debt Instruments — none

g.	(1) Investment Management Agreement between Registrant and Kayne Anderson Capital Advisors, L.P(4)

(2) Assignment of Investment Management Agreement from Kayne Anderson Capital Advisors, L.P. to KA Fund Advisors, LLC(4)

h.	(i) Form of Underwriting/Distribution Agreement for Newly-Issued Common Stock(6)

(ii) Form of Underwriting/Distribution Agreement for Newly-Issued Preferred Stock(6)

i.	Bonus, Profit Sharing, Pension Plans — none

j.	(1) Form of Custody Agreement(3)

(2) Assignment of Custody Agreement from Custodial Trust Company to JPMorgan Chase Bank, N.A.(4)

k.	Other Material Contracts

(1) Administration Agreement(4)

(2) Transfer Agency Agreement(3)

(3) Form of Fund Accounting Agreement(3)

(4) Credit Agreement(5)

(5) Accession Agreement(5)

(6) Termination, Replacement and Restatement Agreement(5)

(7) First Amendment Agreement to Credit Agreement(5)

(8) Note Purchase Agreement for Series A Notes, Series B Notes and Series C Notes(5)

(9) Note Purchase Agreement for Series D Notes and Series E Notes(5)

l.	Opinion and Consent of Venable LLP(5)

m.	Non-Resident Officers/Directors — none

n.	Consent of Registrant’s independent auditors(5)

o.	Omitted Financial Statements — none

p.	Subscription Agreement — none

q.	Model Retirement Plans — none

r.	Code of Ethics

(1) Code of Ethics of Registrant(3)

(2) Code of Conduct of KA Fund Advisors, LLC(4)

s.	Powers of Attorney(4)

(1)	Previously filed as an exhibit to Registrant’s Pre-Effective Amendment No. 2 to its Registration Statement on Form N-2 (File Nos. 333-124004 and 811-21750) as filed with the Securities and Exchange Commission on June 3, 2005 and incorporated herein by reference.

(2)	Previously filed as an exhibit to Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-2 (File Nos. 333-129409 and 811-21750) as filed with the Securities and Exchange Commission on December 14, 2005 and incorporated herein by reference.

(3)	Previously filed as an exhibit to Registrant’s Pre-Effective Amendment No. 3 to its Registration Statement on Form N-2 (File Nos. 333-124004 and 811-21750) as filed with the Securities and Exchange Commission on June 22, 2005 and incorporated herein by reference.

(4)	Previously filed as an exhibit to Registrant’s Registration Statement on Form N-2 (File Nos. 333-172410 and 811-21750) as filed with the Securities and Exchange Commission on February 24, 2011 and incorporated herein by reference

(5)	Filed herewith

(6)	To be filed by amendment
Item 26. Marketing Arrangements
     Reference is made to the form of underwriting agreement for the Registrant’s common stock and preferred stock to be filed as exhibits in an amendment to the Registrant’s Registration Statement and the section entitled “Plan of Distribution” contained in the Registrant’s Prospectus, filed herewith as Part A of Registrant’s Registration Statement.

Item 27. Other Expenses and Distribution
     The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Securities and Exchange Commission Fees	$34,830
Directors’ Fees and Expenses	1,500
Printing and engraving expenses	275,000
FINRA fee	30,500
NYSE listing fees	70,000	*
Accounting fees and expenses	75,000
Legal fees and expenses	400,000
Miscellaneous fees and expenses	15,000

Total	$901,330

*	Estimated based on the last sale price for our common stock on February 22, 2011 on the New York Stock Exchange.
Item 28. Persons Controlled by or Under Common Control
     None.
Item 29. Number of Holders of Securities as of November 30, 2010

Title of Class	Number of Record Holders
Common Stock, $0.001 par value per share	31
Preferred Stock (Liquidation Preference $25.00 per share)	5
Long-term Debt	9
Item 30. Indemnification
     Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.
     The Registrant’s charter authorizes the Registrant, to the maximum extent permitted by Maryland law, to obligate itself to indemnify any present or former director or officer or any individual who, while a director or officer of the Registrant and at the request of the Registrant, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Registrant’s Bylaws obligate the Registrant, to the maximum extent permitted by Maryland law, to indemnify any present or former director or officer or any individual who, while a director or officer of the Registrant and at the request of the Registrant, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any of the foregoing capacities and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and Bylaws also permit the Registrant to indemnify and advance expenses to any individual who served a predecessor of the Registrant in any of the capacities described above and any employee or agent of the Registrant or a predecessor of the Registrant.
     Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
     Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31. Business and Other Connections of Investment Adviser
     The information in the Statement of Additional Information under the caption “Management — Directors and Officers” is hereby incorporated by reference.
     Part B and Schedules A and D of Form ADV of the Adviser (SEC File No. 801- 67089), incorporated herein by reference, sets forth the officers of the Adviser and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers during the past two years.
Item 32. Location of Accounts and Records
     The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are kept by the Registrant or its custodian, transfer agent, administrator and fund accountant.
Item 33. Management Services
     Not applicable.
Item 34. Undertakings
     1. Registrant undertakes to suspend the offering of its common stock until it amends the prospectus filed herewith if (1) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the registration statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.
     2. Not Applicable.
     3. Not Applicable.
     4. (a) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

     (1) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the “Securities Act”);
     (2) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and
     (3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;
     (b) that, for the purpose of determining liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and
     (c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;
     (d) that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of this registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in this registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in this registration statement or prospectus that is part of this registration statement or made in a document incorporated or deemed incorporated by reference into this registration or prospectus that is part of this registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in this registration statement or prospectus that was part of this registration statement or made in any such document immediately prior to such date of first use.
     (e) that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:
     The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:
     (1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act;
     (2) the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and
     (3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.
     5. Registrant undertakes that:
     (a) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and
     (b) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

     6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.
     7. Upon each issuance of securities pursuant to this Registration Statement, the Registrant undertakes to file a form of prospectus and/or form of prospectus supplement pursuant to Rule 497 and a post-effective amendment to the extent required by the Securities Act and the rules and regulations thereunder, including, but not limited to a post-effective amendment pursuant to Rule 462(c) or Rule 462(d) under the Securities Act.
     8. The Registrant undertakes to file a post-effective amendment upon each issuance of securities pursuant to this registration statement in which such securities are sold other than for cash, including in exchange transactions for non-control securities or for a combination of cash and non-control securities.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Pre-Effective Amendment No. 1 to Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, and the State of Texas, on the 21st day of April, 2011.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
By:	/s/ KEVIN S. MCCARTHY
Kevin S. McCarthy
Chairman of the Board, President and Chief Executive Officer

     Pursuant to the requirements of the 1933 Act, this Pre-Effective Amendment No. 1 to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ KEVIN S. MCCARTHY Kevin S. McCarthy	Chairman of the Board, President and Chief Executive Officer (Principal Executive Officer)	April 21, 2011

/s/ TERRY A. HART Terry A. Hart	Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)	April 21, 2011

/s/ ANNE K. COSTIN* Anne K. Costin	Director	April 21, 2011

/s/ STEVEN C. GOOD* Steven C. Good	Director	April 21, 2011

/s/ GERALD I. ISENBERG* Gerald I. Isenberg	Director	April 21, 2011

/s/ WILLIAM H. SHEA* William H. Shea	Director	April 21, 2011

*By: /s/ DAVID A. HEARTH David A. Hearth	Attorney-in-Fact (Pursuant to Powers of Attorney filed herewith)	April 21, 2011

INDEX TO EXHIBITS

Exhibit	Exhibit Name

(a)(1)	Articles of Amendment and Restatement(1)

(a)(2)	Articles Supplementary for Series A Mandatory Redeemable Preferred Stock(5)

(a)(3)	Articles Supplementary for Newly-Issued Preferred Stock(6)

(b)	Form of Amended and Restated Bylaws of Registrant(1)

(c)	Voting Trust Agreement — none

(d)(1)	Form of Common Share Certificate(2)

(d)(2)	Form of Series A Mandatory Redeemable Preferred Stock Certificate(4)

(d)(3)	Form of Fitch Rating Guidelines(4)

(d)(4)	Form of Moody’s Rating Guidelines(4)

(d)(5)	Form of Newly-Issued Preferred Stock Certificate(6)

(e)	Amended Dividend Reinvestment Plan(4)

(f)	Long-Term Debt Instruments — none

(g)(1)	Investment Management Agreement between Registrant and Kayne Anderson Capital Advisors, L.P(4)

(g)(2)	Assignment of Investment Management Agreement from Kayne Anderson Capital Advisors, L.P. to KA Fund Advisors, LLC(4)

(h)(1)	Form of Underwriting/Distribution Agreement for Newly-Issued Common Stock(6)

(h)(2)	Form of Underwriting/Distribution Agreement for Newly-Issued Preferred Stock(6)

(i)	Bonus, Profit Sharing, Pension Plans — none

(j)(1)	Form of Custody Agreement(3)

(j)(2)	Assignment of Custody Agreement from Custodial Trust Company to JPMorgan Chase Bank, N.A.(4)

(k)(1)	Administration Agreement(4)

(k)(2)	Transfer Agency Agreement(3)

(k)(3)	Form of Fund Accounting Agreement(3)

(k)(4)	Credit Agreement(5)

(k)(5)	Accession Agreement(5)

(k)(6)	Termination, Replacement and Restatement Agreement(5)

(k)(7)	First Amendment Agreement to Credit Agreement(5)

(k)(8)	Note Purchase Agreement for Series A Notes, Series B Notes and Series C Notes(5)

(k)(9)	Note Purchase Agreement for Series D Notes and Series E Notes(5)

(l)	Opinion and Consent of Venable LLP(5)

(m)	Non-Resident Officers/Directors — none

(n)	Consent of Registrant’s independent auditors(5)

(o)	Omitted Financial Statements — none

(p)	Subscription Agreement — none

(q)	Model Retirement Plans — none

(r)(1)	Code of Ethics of Registrant(3)

(r)(2)	Code of Conduct of KA Fund Advisors, LLC(4)

(s)	Powers of Attorney(4)

(1)	Previously filed as an exhibit to Registrant’s Pre-Effective Amendment No. 2 to its Registration Statement on Form N-2 (File Nos. 333-124004 and 811-21750) as filed with the Securities and Exchange Commission on June 3, 2005 and incorporated herein by reference.

(2)	Previously filed as an exhibit to Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-2 (File Nos. 333-129409 and 811-21750) as filed with the Securities and Exchange Commission on December 14, 2005 and incorporated herein by reference.

(3)	Previously filed as an exhibit to Registrant’s Pre-Effective Amendment No. 3 to its Registration Statement on Form N-2 (File Nos. 333-124004 and 811-21750) as filed with the Securities and Exchange Commission on June 22, 2005 and incorporated herein by reference.

(4)	Previously filed as an exhibit to Registrant’s Registration Statement on Form N-2 (File Nos. 333-172410 and 811-21750) as filed with the Securities and Exchange Commission on February 24, 2011 and incorporated herein by reference

(5)	Filed herewith

(6)	To be filed by amendment